---------------------------

                             700 WILSHIRE BOULEVARD
                              LOS ANGELES, CA 90017

                           ---------------------------

                                      LEASE

                           ---------------------------




                          URJET BACKBONE NETWORKS, INC.
                              a Nevada corporation



                             DATE: JANUARY ___, 2000

                                      INDEX


SUMMARY OF LEASE TERMS.......................................................4

AGREEMENT....................................................................7

1.   PREMISES................................................................7
2.   TERM....................................................................7
3.   RENT....................................................................7
4.   RENT ESCALATION.........................................................7
5.   TAX ON TENANT'S PROPERTY; OTHER TAXES..................................11
6.   SECURITY DEPOSIT.......................................................11
7.   LATE PAYMENTS..........................................................11
8.   USE OF PREMISES........................................................12
9.   BUILDING SERVICES......................................................12
10.  CONDITION OF PREMISES..................................................15
11.  DAMAGE TO PREMISES OR BUILDING.........................................15
12.  EMINENT DOMAIN.........................................................16
13.  DEFAULT................................................................17
14.  REMEDIES UPON DEFAULT..................................................18
15.  SURRENDER OF PREMISES; REMOVAL OF PROPERTY.............................20
16.  COSTS OF SUIT; ATTORNEYS' FEES; WAIVER OF JURY TRIAL...................21
17.  ASSIGNMENT AND SUBLETTING..............................................21
18.  TRANSFER OF LANDLORD'S INTEREST........................................25
19.  HOLDING OVER...........................................................25
20.  NOTICES................................................................25
21.  QUIET ENJOYMENT........................................................25
22.  TENANT'S FURTHER OBLIGATIONS...........................................26
23.  ESTOPPEL CERTIFICATE BY TENANT.........................................26
24.  SUBORDINATION AND ATTORNMENT...........................................26
25.  RIGHTS RESERVED TO LANDLORD............................................27
26.  FORCE MAJEURE..........................................................28
27.  WAIVER OF CLAIMS; INDEMNITY............................................28
28.  INSURANCE..............................................................29
29.  FIXTURES, TENANT IMPROVEMENTS AND ALTERATIONS..........................30
30.  MECHANIC'S LIENS.......................................................32
31.  ALTERNATE SPACE........................................................32
32.  HAZARDOUS MATERIALS....................................................32
33.  MISCELLANEOUS..........................................................33
34.  RULES AND REGULATIONS AFFECTING TELECOMMUNICATIONS USE.................36
35.  "AS IS" CONDITION......................................................36
36.  HANDICAP ACCESS REGULATIONS............................................36
37.  REVIEW OF OPERATING EXPENSES...........................................36
38.  FINANCIAL STATEMENTS...................................................37

EXHIBIT A...................................................................38

  FLOOR PLAN OF PREMISES....................................................38

EXHIBIT B...................................................................39

  RULES AND REGULATIONS.....................................................39

EXHIBIT C...................................................................45

  TENANT IMPROVEMENT WORK LETTER............................................45

EXHIBIT D...................................................................51

  TENANT ESTOPPEL CERTIFICATE...............................................51

EXHIBIT E...................................................................53

  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT...................53

EXHIBIT F...................................................................58

  NOTICE AND AGREEMENT REGARDING LIMITED SCOPE SUBLEASE,....................58
  LICENSE OR CO-LOCATION AGREEMENT FOR TELECOMMUNICATIONS PURPOSES..........58

BACKUP POWER GENERATOR RIDER................................................60

TELECOMMUNICATIONS CONDUIT RIDER............................................61

PARKING SPACE RIDER.........................................................63

EXTENSION OPTION RIDER......................................................65

                          ---------------------------

                             700 WILSHIRE BOULEVARD
                              LOS ANGELES, CA 90017

                          ---------------------------

                                      LEASE

                          ---------------------------



         THIS LEASE is made as of the ___ day of January 2000, between Downtown Properties III, LLC, a California limited liability company (hereinafter called "Landlord"), and Urjet Backbone Network, Inc., a Nevada corporation (hereinafter called "Tenant").

                             SUMMARY OF LEASE TERMS

A.       Addresses:

     1.  Tenant's Premises and Notice Address: Approximately 3,718 rentable square feet located in Suite 120
                                               on the 1st floor at 700 Wilshire
                                               Boulevard, Los Angeles,
                                               California 90017

                                               Notice Address:
                                               ---------------

                                               Tenant:

                                               Prior to Lease Commencement:
                                               ----------------------------

                                               Urjet Backbone Network, Inc.
                                               505 30th Street, #204
                                               Newport Beach, CA 92663
                                               Attn: Brandon Powell

                                               Following Lease Commencement:
                                               -----------------------------

                                               Urjet Backbone Network, Inc.
                                               505 30th Street, #204
                                               Newport Beach, CA 92663
                                               Attn: Brandon Powell

     2.  Landlord's Notice Address:            Downtown Properties III, LLC,
                                               700 Wilshire Boulevard, Suite 700
                                               Los Angeles, CA 90017
                                               Attn: Beatrice Wu


     3.  Landlord's Address for Rent Payments: Downtown Properties III, LLC,
                                               700 Wilshire Boulevard, Suite 700
                                               Los Angeles, CA 90017
                                               Attn: Willy K. Ma

B.       Approximate Rentable Area of the Premises:

         A total of approximately 3,718 rentable square feet located in Suite 120 on the 1st floor

C. Lease Term: Five (5) years and Two (2) months, with one (1) five (5) year option.

D.       1.  Estimated Commencement Date: March 1, 2000.

         2.  Commencement Date: The earlier of the following 2 dates:

         (a) The Estimated Commencement Date; or

         (b) Delivery of a fully executed Lease by Landlord to Tenant.

E.       Schedule of Monthly Base Rents:

         The following schedule of monthly Base Rents shall apply during the term of the Lease:

                                                               Monthly
         Period                                               Base Rent
         ------                                               ---------

         Month 1 through 2                                    $     0.00
         Month 2 through 62                                   $ 9,295.00

         An installment of rent in the amount of one (1) full month's Base Rent at the initial rate specified above shall be delivered to Landlord concurrently with Tenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder. If the actual Commencement Date is before or after the Estimated Commencement Date, then all dates set forth above shall be correspondingly accelerated or delayed, as the case may be. In the event of any default by Tenant under this Lease which is not cured within the applicable cure period set forth in
         Section 13.2, Tenant shall be obligated to pay to Landlord, without any further notice from Landlord, a sum equal to all rental abatement granted to Tenant pursuant to Item O below, and no further rental abatement shall be granted for the balance of the Lease term.

F. Base Years for Expenses: Real Estate Taxes--1999-2000, Operating and Utility Costs--2000.

G.       Tenant's "Percentage Share" of Real Estate Taxes, Operating and Utility
         Costs: 5.01% (3,718/74,141) as may be adjusted pursuant to Section 1 "Operating Costs" as defined in Section 4.

H. Security Deposit: Twenty-Seven Thousand Eight Hundred Eighty-Five & 00/100 Dollars ($27,885.00) as more specifically described in Section
         6. A cash deposit in the amount of Thirteen Thousand Nine Hundred Forty-Two & 50/100 Dollars ($13,942.50) shall be paid by Tenant upon execution of this Lease and Thirteen Thousand Nine Hundred Forty-Two & 50/100 Dollars ($13,942.50) shall be in a form of an irrevocable standby letter of credit issued by a reputable bank acceptable to Landlord in its reasonable discretion, in favor of Landlord and presentable for collection in the City of Los Angeles which may be drawn upon by Landlord upon written demand on sight delivered by Landlord to the issuer thereof stating that a material default has occurred hereunder which has not been cured within the applicable notice and cure periods provided for in the Lease, in the event that Tenant materially breaches this Lease. Provided that Tenant shall not be in default in the performance of any of the terms, covenants, conditions, or provisions of this Lease a at the time of each application and crediting of a portion of the security deposit as hereinafter set forth, Thirteen Thousand Nine Hundred Forty-Two & 50/100 Dollars ($13,942.50) Letter of Credit shall be returned to Tenant by Landlord on the sixteenth (16th) day of the thirty-seventh
         (37th) month of the Lease term, thereby reducing the security deposit to the sum of $13,942.50.

I.       Permitted Use:  General office use and the installation, operation and maintenance of equipment in connection with Tenant's telecommunications switching equipment and business.

J. Maximum Tenant Improvement Allowance: Tenant shall take the Premises "as-is" as further described in Section 35. Tenant shall be entitled to a one-time tenant improvement allowance for the costs relating to the initial design and construction of Tenant's improvements, as is further described in Exhibit C (Tenant's Work Letter) attached hereto.

K. Tenant shall have three (3) parking privileges at the then prevailing Building's rate, as may be adjusted during the Lease Term, plus any parking related taxes. In addition, parking privileges shall be made available to Tenant, Tenant's contractors and subcontractors on an "as available" basis at the Building's then prevailing parking rates as may be adjusted by Landlord from time to time, plus any parking related taxes. Said parking spaces shall be located in the parking garage under the building, or in another neighboring parking structure within a reasonable distance of the Building as determined by Landlord. Said parking location shall be at such location, as Landlord shall designate.

L.       Landlord's Brokers:  The Summit Group
         Tenant's Broker:     None

M.       Riders:

         The following exhibits, riders and addenda are attached to and are part of this Lease:
         Exhibit A -- Floor Plan of Premises
         Exhibit B -- Rules and Regulations
         Exhibit C -- Tenant's Work Letter
         Exhibit D -- Tenant Estoppel Certificate
         Exhibit E -- Subordination, Non-Disturbance and Attornment Agreement Backup Power Generator Rider
         Telecommunications Conduit Rider
         Parking Space Rider
         Extension Option Rider

N.       Guaranty:  None

O.       Rental Abatement:  So long as Tenant is not then in default of the
                            Lease and Tenant has not received three (3) or more notices of events of default, Landlord shall waive Tenant's Monthly Base Rent in months One (1) through two (2) of the initial Lease Term hereof, for a total of two (2) months of rental abatement.

P.       a)  Tenant's Construction Representative:
             Name: _______________________________
             Telephone: __________________________

         b)  Landlord's Construction Representative:
             Mr. Eric Bender
             Telephone: (213) 213-8600, extension 336.

                                    AGREEMENT


         1.       PREMISES.
                  Landlord hereby leases the Premises to Tenant and Tenant hereby hires and takes the Premises from Landlord. The Premises are located at the address set forth in Section A (1) on page 4 containing approximately the floor area set forth in Section B on page 5 and are more particularly shown on Exhibit "A" attached hereto and incorporated herein by this reference. The office building in which the Premises are located is referred to herein as the "Building." The rentable square footage of the Premises as described above is conclusive as between the parties.


         2.       TERM.
         2.1 The term of this Lease shall commence on the "Commencement Date" indicated in Section D on Page 5 and shall extend for the period set forth in Section C on Page 5. In the event that Landlord, for any reason, cannot tender possession of the Premises to Tenant on or before the "Estimated Commencement Date" indicated in Section D on Page 5, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant in any way as a result of such failure to tender possession. In the event that Landlord cannot tender possession of the Premises to Tenant for any reason other than the acts or omissions of Tenant, Tenant's obligation to pay rent hereunder shall be deferred by a period of time equal to the delay in Landlord's delivery of possession not caused by Tenant.

         2.2 In the event that Tenant is allowed to enter into possession of the Premises prior to the Commencement Date, such possession shall be deemed to be pursuant to, and shall be governed by, the terms, covenants and conditions of this Lease, including without limitation the covenant to pay rent, as though the Commencement Date occurred upon the date of taking of possession by Tenant.

         2.3 In the event that the Commencement Date falls on other than the first day of a month, rent for any initial partial month of the term hereof shall be appropriately prorated; and if the date of commencement of Tenant's rent obligations is delayed, pursuant to Section 2.1, the end of the term hereof shall be correspondingly delayed. At the request of either party hereto, both parties shall execute a memorandum confirming the date of commencement of Tenant's rent obligations.


         3.       RENT.
         Beginning on the Commencement Date (subject to adjustment pursuant to Section 2.1 above), the base rent ("Base Rent") for the Premises shall be in accordance with the Schedule of Monthly Base Rents set forth in Section E on Page 5. Each installment of Base Rent shall be payable in advance on the first day of each and every month throughout the term of this Lease. Tenant agrees to pay all rent, without offset, demand or deduction of any kind, to Landlord by mail to the address set forth in Section A (3) on page 4 or in such manner, to such other person or at such other place as Landlord may from time to time designate. Tenant agrees that no payment made to Landlord by check or other instrument shall contain a restrictive endorsement of any kind and if any such instrument should contain a restrictive endorsement in violation of the foregoing, that endorsement shall have no legal effect whatever, notwithstanding that such item is processed for payment.


         4.       RENT ESCALATION
         4.1 Tenant shall pay, as monthly rent hereunder, in addition to the Base Rent, the sums provided in this Section 4. Tenant shall be advised of any change, from time to time, in rent escalation payments required hereunder by written notice from Landlord, which shall include information in such detail as Landlord may reasonably determine to be necessary in support of such change. Tenant shall have thirty- (30) days after the receipt of any such notice to protest the change indicated therein, and Tenant's failure to make such protest in a written notice to Landlord within such 30-day period shall be conclusively deemed to be Tenant's agreement to such changes. Notwithstanding any such protest all rent escalation payments falling due after service of such notice shall be made in accordance with such notice until the protest has been resolved, whereupon any necessary adjustment shall be made between Landlord and

Tenant. Any audit arising out of such a protest by Tenant shall be done, at Tenant's expense, in accordance with generally accepted auditing and management standards by a certified public accounting firm selected by Tenant and approved by Landlord in its reasonable discretion. Such audit shall be performed at Landlord's offices in Los Angeles or at such other location in the United States as Landlord may select from time to time for the maintenance of its accounting records for the Building.

         4.2 Following the first December 31 during the term of the Lease, Tenant shall pay Landlord in a single lump sum upon billing therefore, Tenant's Percentage Share (as defined in Section G on Page 5 of the Lease) of each of the following amounts (collectively, "Excess Expenses"): (1) the amount (if any) by which Real Estate Taxes for the then current tax fiscal year exceed the Real Estate Taxes for the Base Year for Real Estate Taxes set forth in Section F on Page 5; (2) the amount (if any) by which Operating Costs for the just completed calendar year exceed the Operating Costs for the Base Year for Operating Costs set forth in Section F on Page 5; and (3) the amount (if any) by which Utility Costs for the just completed calendar year exceed the Utility Costs for the Base Year for Utility Costs set forth in Section F on Page 5. At the same time Tenant shall also pay to Landlord one-twelfth of Tenant's Percentage Share of such amounts for each month that has commenced since December 31, as estimated payments towards Tenant's share of the Excess Expenses for the following year. (If Landlord estimates in good faith that the Excess Expenses for the following year will exceed the Excess Expenses for the just completed calendar year, Landlord shall notify Tenant in writing of such estimate, and Tenant's new monthly payment shall be one-twelfth of Tenant's Percentage Share of Landlord's estimate of the annual Excess Expenses. Landlord may revise such estimate and Tenant's monthly payment not more than twice during any calendar year.) Following each succeeding December 31, Landlord again shall determine in the same fashion the increase or decrease (if any) in annual Real Estate Taxes, Operating Costs, and Utility Costs over or under those for the previous year. If there is an increase in one or more of the three categories, Tenant shall pay to Landlord in a single lump sum upon billing Tenant's Percentage Share of the increase. Tenant shall pay Landlord at the same time one-twelfth of Tenants Percentage Share of such increase (or if Landlord gives a written estimate as described above that Excess Expenses will increase in the new year, then one-twelfth of Landlord's new estimate of annual Excess Expenses) for each month that has then commenced in the new calendar year. If there is a decrease in one or more of the three categories, Landlord shall refund to Tenant or, at Landlord's option, credit against the next rent falling due under the Lease the amount of the overpayment made by Tenant during the preceding calendar year provided that the amount of such refund or credit shall in no event exceed the total payments previously made by Tenant for such calendar year toward Tenant's Percentage Share of excess charges for the category in question. Thereafter, with each month's Base Rent until the next adjustment hereunder, Tenant shall pay one-twelfth of Tenant's Percentage Share of each of the following amounts:
(I) the excess (if any) of annual Real Estate Taxes (based on the then-current fiscal year) over the Base Year Real Estate Taxes; (II) the excess (if any) of annual Operating Costs (based on the preceding calendar year) over the Base Year Operating Costs; and (III) the excess (if any) of annual Utility Costs (based on the preceding calendar year) over Base Year Utility Costs. The Real Estate Taxes for any partial fiscal year at the end of the Lease term and the Operating Costs and Utility Costs for any partial calendar year at the end of the Lease term shall be appropriately prorated.

For purposes hereof, "Real Estate Taxes" shall include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, penalty, charge, tax or similar imposition (other than net income, inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage, flood control, public transit or other special district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises and the Building are a part, including, but not limited to, the following:

                  (i) Any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

                  (ii) Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "Real Property Taxes" for the purpose of this Lease;

                  (iii) Any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, City or Federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                  (iv) Any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises;

                  (v) Any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part; or

                  (vi) Reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes.

          The definition of "Real Estate Taxes," including any additional tax the nature of which was previously included within the definition of "Real Estate Taxes," shall include any increases in such taxes, levies, charges or assessments occasioned by increases in tax rates or increases in assessed valuations, whether occurring by sale or otherwise.

          As used in this Lease, the term "Operating Costs" shall mean all costs and expenses of management, operation, maintenance, overhaul, improvement or repair of the Building, the common areas and the site, as determined by standard accounting practices, including the following costs by way of illustration but not limitation:

                  (a) Any and all assessments imposed with respect to the Building, common areas, and/or the site on which the Building is located, pursuant to any covenants, conditions and restrictions affecting the site, common areas or Building;

                  (b) Any costs, levies or assessments resulting from statutes or regulations promulgated by any governmental authority in connection with the use or occupancy of the Building or the Premises;

                  (c) Costs of all insurance obtained by Landlord;

                  (d) Wages, salaries and other labor costs (including but not limited to social security taxes, unemployment taxes, other payroll taxes and governmental charges and the costs, if any, of providing disability, hospitalization, medical welfare, pension, retirement or other employee benefits, whether or not imposed by law) of employees, independent contractors and other persons engaged in the management, operation, maintenance, overhaul, improvement or repair of the Building;

                  (e) Building management office and storage rental;

                  (f) Management and administrative fees;

                  (g) Supplies, materials, equipment and tools;

                  (h) Costs of, and appropriate reserves for, repair, painting, resurfacing, and maintenance of the Building, the common areas, the site and the parking facilities, and their respective fixtures and equipment systems, including but not limited to the elevators, the structural portions of the Building, and the plumbing, heating, ventilation, air-conditioning, telephone cable riser, and electrical systems installed or furnished by Landlord;

                  (i) Depreciation on a straight-line basis and rental of personal property used in maintenance;

                  (j) Amortization on a straight-line basis over the useful life (together with interest at the interest rate defined in Subsection 33.9 of this Lease on the unamortized balance) of all costs of a capital nature (including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools):

                           (1) reasonably intended to produce a reduction in
Operating Costs, Utility Costs or energy consumption; or

                           (2) required under any governmental or
quasi-governmental law, rule, order, ordinance or regulation that was not applicable to the Building at the time it was originally constructed; or

                           (3) for repair or replacement of any Building
equipment needed to operate the Building at the same quality levels as prior to the replacement;

                  (k) Costs and expenses of gardening and landscaping;

                  (l) Maintenance of signs (other than signs of tenants of the Building);

                  (m) Personal property taxes levied on or attributable to personal property used in connection with the Building, the common areas, or the site;

                  (n) Costs of all service contracts pertaining to the Premises, the Building or the site;

                  (o) Reasonable accounting, audit, verification, legal and other consulting fees;

                  (p) Costs and expenses of lighting, janitorial service, cleaning, refuse removal, security and similar items, including appropriate reserves:

                  (q) Any costs incurred with respect to a transportation systems manager, rider share coordinator or any private transportation system established for the benefit of tenants in the Building, whether or not imposed by any governmental authority;

                  (r) If the Building has a helipad, its costs to the extent not covered by user fees; and

                  (s) Fees imposed by any federal, state or local government for fire and police protection, trash removal or other similar services which do not constitute Real Estate Taxes.

          The following shall be excluded from Operating Costs: federal and state income taxes imposed on Landlord's net income; any and all costs or expenses to procure tenants for the Building, including but not limited to brokerage commissions, legal fees, and costs of remodeling suites; costs of asbestos removal work excluded from Operating Costs by Section 32.4 below; mortgage or debt service; and depreciation, except that amortization of improvements of the type specified in Subsection (j) above shall in no event be considered "depreciation."

          For purposes hereof, "Utility Costs" shall include all charges, surcharges and other costs of all utilities paid for by Landlord in connection with the Premises and/or Building, including without limitation costs of heating, ventilation and air conditioning for the Premises and/or Building, costs of furnishing gas, electricity and other fuels or power sources to the Premises and/or Building, and costs of furnishing water arid sewer services to the Premises and/or Building.

          The term "Building" as used in this Section 4.2 shall be deemed to include not only the Building but also any parking facility owned, leased or operated by Landlord in order to meet the parking requirements of the Building.

         If the average occupancy of the rentable area of the Building during the Tenant's Base Year for Operating and Utility Costs as set forth in Section F on page 5 or during any other calendar year of the Lease term is less than ninety-five percent (95%) of the total rentable area of the Building, the Operating Costs and Utility Costs shall be adjusted by Landlord for such Base Year or other calendar year, prior to the pass-through of Operating Costs and Utility Costs to Tenant pursuant to this Section 4.2, to reflect what they would have been had 95% of the rentable area been occupied during that year. In making such calculation, the Landlord's reasonable opinion of what portion, if any, of each cost was affected by changes in occupancy shall be binding upon the parties.

         5.       TAX ON TENANT'S PROPERTY; OTHER TAXES.
         5.1 Tenant shall be liable for, and shall pay at least ten (10) days before delinquency, and Tenant hereby indemnifies and holds Landlord harmless from and against any liability in connection with, all taxes levied directly or indirectly against any personal property, fixtures, machinery, equipment, apparatus, systems and appurtenances placed by Tenant in or about, or utilized by Tenant in, upon or in connection with, the Premises ("Equipment Taxes"). If any Equipment Taxes are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, fixtures, machinery, equipment, apparatus, systems or appurtenances of Tenant, and if Landlord, after written notice to Tenant, pays the Equipment Taxes or taxes based upon such an increased assessment (which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant prior to such payment and if payment under protest is permissible), Tenant shall pay to Landlord upon demand, as additional rent hereunder, the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment; provided, however, that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, but at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such tax so paid under protest, and any amount so recovered shall belong to Tenant.

         5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standards in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or Landlord's property by reason of such excess assessed valuation shall be deemed to be Equipment Taxes and shall be governed by the provisions of Section
5.1. Any such amounts, and any similar amounts attributable to excess improvements by other tenants of the Building and recovered by Landlord from such other tenants under comparable lease provisions, shall not be included in Real Estate Taxes for purposes of rent escalation under Section 4 of this Lease.

         5.3 Tenant shall pay, as additional rent hereunder, upon demand and in such manner and at such times as Landlord shall direct from time to time by written notice to Tenant, any excise, sales, privilege or other tax, assessment or other charge (other than income or franchise taxes) imposed, assessed or levied by any governmental or quasi-governmental authority or agency upon Landlord on account of this Lease, the rent or other payments made by Tenant hereunder, any other benefit received by Landlord hereunder, Landlord's business as a lessor hereunder, or otherwise in respect of or as a result of the agreement or relationship of Landlord and Tenant hereunder.


         6.       SECURITY DEPOSIT.
         A deposit (the "Security Deposit") in the amount set forth in Section H on page 5 shall be paid by Tenant upon execution of this Lease and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any breach or default under this Lease by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit or any portion thereof to the extent necessary to make good any arrearages of rent or any other damage, injury, expense, or liability caused to Landlord by such breach or default. Following any application of the Security Deposit, Tenant shall pay to Landlord on demand an amount to restore the Security Deposit to its original amount, in the event of bankruptcy or other debtor relief proceedings by or against Tenant, the Security Deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord, in the order that such rent or charges became due and owing, for all periods prior to filing of such proceedings. Landlord shall not be required to keep the Security Deposit separate from its general funds. Upon termination of this Lease any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within fourteen (14) days after termination of Tenant's tenancy.


         7.       LATE PAYMENTS.
         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note or other obligation secured by any encumbrance covering the Premises or the Building of which the Premises are a part. Therefore, if any monthly installment of rent is not received by Landlord by the date when due, or if Tenant fails to pay any other sum of money due hereunder, Tenant shall pay to Landlord, as additional rent, the sum of ten percent (10%) of the overdue amount as a late charge. Landlord's acceptance of any late charge, or interest pursuant to Section 33.9, shall not be deemed to be liquidated damages, nor constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect. Further, in the event such late charge is imposed by Landlord for 2 consecutive months for whatever reason, Landlord shall have the option to require that, beginning with the first payment of rent due following the imposition of the second consecutive late charge, rent shall no longer be paid in monthly installments but shall be payable 3 months in advance.


         8.       USE OF PREMISES.
         Tenant, and any permitted subtenant or assignee, shall use the Premises only for the use described in Section I on page 5. Any other use of the Premises is absolutely prohibited. Tenant shall not use or occupy the Premises in violation of any recorded covenants, conditions and restrictions affecting the land on which the Building is located nor of any law, ordinance, rule and regulation. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building or property located therein and shall comply with all rules, orders, regulations and requirements of any applicable fire rating bureau or other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for any insurance policy by reason of Tenant's failure to comply with the provisions of this Section 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Tenant shall not place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with any partitions to be considered a part of the live load. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for the cost of all structural engineering required to determine structural load. In any event, unless specifically authorized herein, Tenant shall not prepare or serve, or authorize the preparation or service of, food or beverages in the Premises, except only the occasional preparation of coffee, tea, hot chocolate and other such common refreshments for Tenant and its employees. Tenant shall not conduct any auction in or about the Premises or the Building without Landlord's prior written consent.


         9.       BUILDING SERVICES.
         9.1 Throughout the term of this Lease, subject to shortages and accidents beyond Landlord's reasonable control, and subject to reimbursement pursuant to Section 4.2, Landlord shall repair and maintain all structural elements of the Building and common areas (including, without limitation, the structural walls, doors, floors, ceilings, roof, elevators, stairwells, lobby, heating system, air conditioning system, telephone cable riser for Building-standard service from the Building's main terminal to the terminal box on the same floor as the Premises [but excluding Tenant's telephone equipment and the cable and wiring from such equipment to the terminal box], plumbing and electrical wiring) and maintain the exterior of the Premises, including grounds, walks, drives and loading area, if any. Tenant shall reimburse Landlord upon demand, as additional rent hereunder, for the cost of any repairs or extraordinary maintenance necessitated by acts of Tenant or Tenant's employees, contractors, agents, licensees or invitees. Landlord shall not be responsible for the repair and maintenance of Tenant installed systems or improvements, including, but not limited to any heating or air conditioning system installed by Tenant.

         9.2 Provided that Tenant is not in default hereunder, subject to shortages and accidents beyond Landlord's reasonable control, Landlord shall furnish building standard heating and air conditioning service Monday through Friday from 8:00 A.M. to 6:00 P.M., and Saturday from 8:00 A.M. to 1:00 P.M., except for holidays. No heating or air conditioning will be furnished by

Landlord on Sundays, holidays or during hours other than as set forth above, except upon prior arrangement with Tenant and at an extra charge based on Landlord's actual cost plus Landlord's administrative fees, as may be agreed to between Landlord and Tenant. For purposes of this Section 9.2, "holidays" shall mean and refer to the holidays of Christmas, New Year's Day, Martin Luther King Day, President's Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and the day after Thanksgiving, as those holidays are defined, recognized or established by governmental authorities or agencies from time to time and such other days the New York Stock Exchange is closed.

         Notwithstanding the foregoing, Tenant shall have the right to install in the Premises, at its expense, self-contained 24-hour heating, ventilating and air conditioning units as may be reasonably determined by Landlord to be necessary in order to maintain building air conditioning standards resulting from Tenant's use of the Premises, including its installation and operation of telecommunications and computer equipment or other special equipment or facilities placing a greater burden on the air conditioning system than would general office use. The installation and use of such self-contained 24-hour heating, ventilating and air conditioning unit is subject to compliance with the other provisions of this Lease, including but not limited to obtaining Landlord's prior written consent to the plans and specifications for the work and electrical requirements of the units. Tenant shall be permitted to exhaust such systems out of the southern side of the Building, subject to Landlord's prior review and approval, which approval shall not be unreasonably withheld. Tenant shall pay all costs of electricity for such units. At Landlord's election, the electrical requirements for such units, as well as all of Tenant's other electrical requirements, shall be separately metered to Tenant at Tenants expense as described below. Tenant shall have the right to remove and/or cap off the existing HVAC systems servicing the Premises. At Landlord's option, at the expiration or earlier termination of the Lease, Tenant shall restore, at its sole cost and expense, the HVAC system to its original condition.

         Landlord shall furnish electric current to the Premises in amounts reasonably sufficient for normal business use, including operation of building standard lighting and operation of typewriters and standard fractional horsepower office machinery, all subject to the obligations of Tenant for payment of the costs of such electricity as provided herein. Tenant agrees that, at all times during the term of this Lease, Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation in the Building. Any transformer or other special equipment required to connect Tenant's facilities to Landlord's electrical supply shall be provided and installed at Tenant's expense. Landlord may, at its election and at Tenant's sole cost and expense, separately meter at Tenant's expense the electrical usage of some or all of Tenant's equipment, facilities or Premises. Tenant shall pay the charges for all such separately metered electrical usage within 15 days after receipt of a billing therefore. Landlord shall not use its approval rights to arbitrarily or discriminatorily prevent Tenant's installation of and use of equipment customarily used in a telecommunications business, but Landlord may impose reasonable conditions on such installation and use, regarding such matters as the placement, venting, power sources, and structural requirements for such equipment.

         Anything in this Section 9 notwithstanding, and subject to Tenant obtaining Landlord's prior written consent of the plans and specifications not to be unreasonably withheld and complying with Section 29 and the other provisions of this Lease, in lieu of Landlord providing any electric power to the Premises, Tenant may make arrangements to obtain such electric supply directly from the Department of Water and Power, at Tenant's own cost and expense. Landlord makes no representations or warranties regarding such arrangements, but would cooperate with Tenant and the Department of Water and Power reasonably and in good faith in this regard. As part of such arrangement, Tenant is to contract with, and be billed directly by, the Department of Water and Power. Tenant agrees to pay such bills when due. Under such arrangement, Landlord will not install, maintain or read the D.W.P. meter nor bill Tenant for such electric service or usage. The location of any new vault or transformer space required in the basement of the Building for this purpose (whether or not located in the Department of Water and Power's existing vault, if that is possible) is subject to Landlord's reasonable approval, as part of Landlord's prior written approval of the plans and specifications. Tenant shall be liable for all costs and expenses incurred in connection with such an arrangement including, but not limited to, costs of equipment, materials, construction, installations and hook-ups.

         Tenant shall pay monthly upon billing as additional rent under this Lease such sums as Landlord's building engineer may reasonably determine to be necessary in order to reimburse Landlord for the additional cost of any utilities which have not been separately metered to Tenant (including, without limitation, electricity, gas and other fuels or power sources, and water, and Landlord's reasonable costs of administration, which costs of administration shall not exceed three percent (3% of the other costs) attributable to any requirements in excess of those for normal office use by reason of the operation of computer or telecommunications equipment or other special equipment or facilities, or attributable to Tenant's conducting business beyond the business hours described in the first sentence of this Section 9.2

         Any utility charges billed directly to Tenant shall not be included in the Building's "Utility Costs" for purposes of Section 4 above. Any extra maintenance charges or service calls attributable to the actions of Tenant (e.g., continual adjustments of the thermostats or the failure to keep window coverings closed as necessary) shall be payable by Tenant to Landlord upon demand, as additional rent hereunder.

         9.3 Landlord shall furnish unheated water from mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's express prior written consent, and heated water for lavatory purposes from regular building supply in such quantities as required in Landlord's judgment for the comfortable and normal use of the Premises. Tenant shall pay Landlord for additional water which is furnished for any other purpose. The amount that Tenant shall pay Landlord for such additional water shall be the average price per gallon charged to the Landlord for the Building by the entity providing water, increased by three percent (3%) to cover Landlord's administrative expense.

         9.4 Tenant shall provide its own janitorial services to the Premises subject to Landlord's prior written approval of the service provider in Landlord's sole and absolute discretion. Tenant shall submit to Landlord a list of proposed janitorial service providers, with references, upon commencement of this Lease for Landlord to approve or disapprove without undue delay. Only those service providers who have been approved by Landlord may perform janitorial services. Notwithstanding the foregoing, Landlord shall furnish janitorial service (including washing of windows with reasonable frequency as determined by Landlord) for the common area, to the extent necessitated by normal office use of the Premises, Monday through Friday, holidays excepted. Landlord shall have no obligation to furnish janitorial service for any portion of the Premises. Tenant shall keep all such portions of the Premises in a clean and orderly condition at Tenant's sole cost and expense. In the event that Tenant shall fail to keep or cause to keep such portions of the Premises in a clean and orderly condition, Landlord may do so and any costs incurred by Landlord in connection therewith shall be payable by Tenant to Landlord upon demand, as additional rent hereunder. Tenant shall also pay to Landlord, as additional rent hereunder, amounts equal to any increase in cost of janitor service in and about the common areas if such increase in costs is due to (a) use of the Premises by Tenant during hours other than normal business hours, or (b) location in or about the Premises of any fixtures, improvements, materials or finish items (including without limitation wall coverings and floor coverings) other than those which are of the standard type adopted by Landlord for the Building. Only those persons who have been approved by Landlord may perform janitorial services.

         9.5 Landlord shall furnish passenger elevator service and freight elevator service in common with Tenant and other tenants Monday through Friday from 8:00 A.M. to 6:00 P.M. and Saturday from 8:00 A.M. to 1:00 P.M. Landlord shall provide limited passenger elevator service daily at all times such normal passenger service is not furnished. One elevator shall be designated as a freight elevator for use by the Building's tenants on a non-exclusive basis. The designated freight elevator will be made available to the Building's tenants for the delivery of equipment, tools and construction materials between the hours of 6:00 p.m. to 7:00 a.m. Monday through Friday; after 3:00 p.m. on Saturdays, and at any time on Sundays, with 24-hour advance notice and subject to prior reservations.

         9.6 Landlord does not warrant that any service will be free from interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, steam, water or supplies or other cause. Landlord agrees to give Tenant notice of any extended interruptions of which Landlord has prior knowledge. No interruption of service shall be deemed an eviction or disturbance of Tenants use and possession of the Premises or any part thereof, nor relieve Tenant from payment of rent or performance of Tenant's other obligations under this Lease except as provided below in this Section 9.6. Landlord shall not be responsible for correcting any such interruption in service which is not curable by Landlord on a commercially reasonable basis, as determined by Landlord in its sole discretion. Subject to Section 11 below, and subject to Landlord's rights to recover certain costs under other provisions of this Lease, if Landlord determines that such interruption in service is curable on such a commercially reasonable basis, Landlord shall make good faith efforts to so correct the interruption within a reasonable time after Landlord receives written notice from Tenant of the interruption in service. In doing such work Landlord shall use commercially reasonable, good faith efforts to interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises without, however, being obligated to incur liability for overtime or other premium payment to its agents, employees or contractors in connection therewith, Landlord shall in no event be liable for any injury to or interference with

Tenant's business or any punitive, incidental or consequential damages, whether foreseeable or not, arising from the making of or failure to make any repairs, alterations or improvements, or provision of or failure to provide or restore any service in or to any portion of the Building, including the Premises, or the fixtures, appurtenances and equipment therein. Tenant shall not be entitled to any abatement or reduction of rent or other remedy by reason of Landlord's failure to furnish any of the services or Building systems called for by this Lease whether such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or any other cause, except due to Landlord's gross negligence or willful misconduct. As a material inducement to Landlord's entry into this Lease. Tenant waives and releases any rights it may have to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code.


         1O.      CONDITION OF PREMISES.
         By occupying the Premises, Tenant shall be deemed to accept the same and acknowledge that they comply fully with Landlord's covenants and obligations hereunder, subject to completion of any items which it is Landlord's responsibility hereunder to furnish and which are listed by Landlord and Tenant upon inspection of the Premises prior to the Commencement Date. Tenant acknowledges that neither Landlord nor any agent, employee or representative of Landlord has made any representation or warranty with respect to any matter, including but not limited to any matter regarding the Building or Premises, the applicable zoning or the effect of other applicable laws, or the suitability or fitness of the Building or Premises for the conduct of Tenant's business or any other purpose. Tenant is relying solely on its own investigations with respect to all such matters. During the term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession, ordinary wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted, and shall repair all damage or injury to the Building or to fixtures, appurtenances and equipment of the Building caused by Tenant's installation or removal of its property or resulting from the negligence or tortuous conduct of Tenant, its employees, contractors, agents, licensees and invitees. In the event of failure by Tenant to perform its covenants of maintenance and repair hereunder, Landlord may perform such maintenance and repair, and any amounts expended by Landlord in connection therewith shall be payable by Tenant to Landlord upon demand, as additional rent hereunder.


         11.      DAMAGE TO PREMISES OR BUILDING.
         11.1 In the event that the Building should be totally destroyed by fire or other casualty, this Lease shall terminate as of the date of such casualty. If the Building is damaged but not totally destroyed by the casualty or if there is an interruption in services or utilities provided by Landlord pursuant to
Section 9.6 of this Lease, and if such damage or interruption in services or utilities prevents Tenant's beneficial use of all or a substantial portion of the Premises, then Landlord shall notify Tenant in writing, within forty five
(45) days after the date Tenant's beneficial use is so prevented, of whether Landlord intends to restore the Building or the services or utilities in question and of how long, in Landlord's opinion, the restoration will take to complete. In the event that the repairs and restoration can, in Landlord's reasonable opinion, be completed within two hundred seventy (270) days after the date Tenant's beneficial use is so prevented, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs and restoration, Landlord shall restore the Building or the services or utilities in question. In the event the Premises or a substantial portion of the Building or the delivery system for Building services or utilities should be so damaged or destroyed that restoration or repairs cannot, in Landlord's opinion, be completed within two hundred seventy (270) days after the date Tenant's beneficial use is so prevented, or Landlord will not receive insurance proceeds sufficient to cover the costs of such repairs and restoration, Landlord may at its option terminate this Lease upon notice to Tenant, or Landlord may elect to proceed to restore the Building. Similarly, in the event Landlord's notice notifies Tenant that the restoration in Landlord's opinion will not be completed within two hundred seventy (270) days after the date Tenant's beneficial use is so prevented, Tenant shall have twenty (20) days from the date of Tenant's receipt of Landlord's notice to elect to terminate this Lease by delivering written notice of such termination to Landlord. If either Landlord or Tenant terminates this Lease as provided above, such termination shall be effective immediately upon the other party's receipt of the notice of termination. In the event that Landlord is obligated or elects to restore the Building or the services or utilities in question, Landlord shall commence such work reasonably promptly and shall proceed with reasonable diligence to restore the Building or the services or utilities to substantially the condition in which they were immediately prior to the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, alterations, decorations or other improvements which may have been constructed by or specifically for Tenant, or by or for other tenants within the Building.

         If neither Landlord nor Tenant terminates this Lease due to the casualty, the Lease shall remain in full force and effect. After Landlord completes Landlord's restoration work on the Premises (i.e., any necessary repair work on the Building shell and the Building systems originally provided by Landlord in the core of the Building), Tenant shall diligently complete Tenant's repairs to its tenant improvements. The parties shall cooperate in performing their respective repairs simultaneously if, in Landlord's reasonable opinion, that is feasible and appropriate. Tenant shall have the right to terminate this Lease upon notice served upon Landlord prior to actual completion of Landlord's restoration work on the Premises if such restoration work is not substantially completed within three hundred sixty five (365) days after the date Tenant's beneficial use is first prevented (provided, however, that if Landlord's original notice to Tenant estimated that the restoration work would take more than two hundred seventy (270) days after the date Tenant's beneficial use is so prevented, and Tenant did not elect to terminate the Lease on that basis, then Tenant shall not be entitled to terminate the Lease pursuant to this sentence unless Landlord fails to substantially complete such restoration work at least within 95 days after the estimated restoration period given in Landlord's original notice). For purposes of this Section, "substantial completion" of Landlord's work shall mean completion to such a degree that Tenant can commence in the Premises or the damaged portion thereof its own reconstruction of tenant improvements as contemplated by this Lease. "Substantial completion" shall not require full completion of all "punch list" type items which do not materially affect Tenant's use of the Premises. Lease termination, to the extent provided above, shall be Tenant's sole remedies. Notwithstanding the foregoing to the contrary, if the damage is due to the negligence or willful misconduct of Tenant or any of Tenant's agents, employees or invitees, Tenant shall not be permitted to exercise its right of Lease termination. Tenant shall not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises resulting from any such damage, repair, reconstruction or restoration.

         11.2 In the event of any damage or destruction of all or any part of the Premises or any interruption in utilities or services, Tenant shall immediately notify Landlord thereof.

         11.3 in the event any holder of a mortgage or deed of trust on the Building should require that the insurance proceeds payable upon damage or destruction to the Building by fire or other casualty be used to retire the debt secured by such mortgage or deed of trust, or in the event any lessor under any underlying or ground lease should require that such proceeds be paid to such lessor, Landlord shall in no event have any obligation to rebuild, and at Landlord's election this Lease shall terminate.

         11.4 With the exception of insurance required to be carried by Tenant under Section 28 of this Lease, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Landlord shall not be required to carry insurance of any kind on Tenant's property and, except by reason of the breach by Landlord of any of its obligations hereunder, shall not be obligated to repair any damage thereto or to replace the same.

         11.5 In addition to its termination rights in Subsection 11.1 above, Landlord shall have the right to terminate this Lease if any damage to the Building or Premises occurs during the last twelve (12) months of the Term of this Lease and Landlord estimates that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Lease Term, or (b) 60 days after the date of such casualty.

          11.6 Tenant, as a material inducement to Landlord's entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932(2) and 1933(4) of the California Civil Code (and any successor statutes permitting Tenant to terminate this Lease as a result of any damage or destruction), it being the intention of the parties hereto that the express terms of this Lease shall control under any circumstances in which those provisions might otherwise apply.


         12.      EMINENT DOMAIN.
         12.1 In the event that the whole of the Premises, or so much thereof as to render the balance unusable to Tenant for the purposes leased hereunder, as reasonably determined by Landlord, shall be lawfully condemned or taken in any manner for any public or quasi-public use, or conveyed by Landlord in lieu thereof (a "Taking"), this Lease and the term hereby granted shall forthwith cease and terminate on the date of the taking of possession by the condemning authority (the "Date of Taking").

         12.2 In the event of a Taking of a portion of the Premises which does not result in the termination of this Lease pursuant to Section 12,1. above, the Base Rent shall be abated in proportion to the part of the Premises so taken and thereby rendered unusable to Tenant for the purposes leased hereunder, as reasonably determined by Landlord.

         12.3 In the event that there is a Taking of a portion of the Building other than the Premises, and if, in the opinion of Landlord, the Taking is so substantial as to render the remainder of the Building uneconomic to maintain despite reasonable reconstruction or remodeling, or if it would be necessary to alter the Building or Premises materially, Landlord may terminate this Lease by notifying Tenant of such termination within sixty (60) days following the Date of Taking, and this Lease shall end on the date specified in the notice of termination, which shall not be less than sixty (60) days after the giving of such notice.

         12.4 No temporary Taking of the Building or Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to abatement of rent hereunder. Tenant shall be entitled to receive such portion of any award as is specifically made for such a temporary use with respect to the period of the Taking which is within the term of this Lease, provided that the Taking renders the Premises unusable to Tenant for the purposes leased hereunder, as reasonably determined by Landlord. If such Taking shall remain in force at the expiration or earlier termination of this Lease, then Tenant shall pay to Landlord a sum equal to the reasonable costs of performing Tenant's obligations under Section 15 with respect to Tenant's surrender of the Premises and, upon such payment, shall be excused from such obligations. For purposes of this Section 12.4, a temporary Taking shall be defined as a Taking for a period of two hundred seventy (270) days or less.

         12.5 Except for the award in the event of a temporary Taking as contemplated in Section 12.4, above, Tenant hereby releases and shall have no interest in, or right to participate with respect to the determination of, any compensation for any Taking, except only that Tenant shall be entitled to the portion of any award specifically designated by the condemning authority to be for any personal property of Tenant included in any such Taking or for any relocation expenses or business interruption loss incurred by Tenant.


         13.      DEFAULT.
         13.1 The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) If Tenant shall fail to pay any installment of rent or any other sum required to be paid by Tenant under this Lease as due.

                  (b) If Tenant shall fail to comply with any term, provision or covenant of this Lease, other than provisions pertaining to the payment of money.

                  (c) If Tenant shall make an assignment for the benefit of creditors.

                  (d) If Tenant shall file a petition under any section or chapter of the federal Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof pertaining to bankruptcy, insolvency or debtor relief, or Tenant shall have a petition or other proceedings filed against Tenant under any such law or chapter thereof and such petition or proceeding shall not be vacated or set aside within 60 days after such filing.

                  (e) If a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated and possession of such assets restored to Tenant within 30 days after such appointment.

                  (f) If Tenant shall desert or vacate any substantial portion of the Premises and the same shall remain unoccupied for more than 14 days thereafter.

                  (g) If Tenant shall assign this Lease or sublet the Premises in violation of the terms hereof.

         13.2 Any shorter period for cure provided by law notwithstanding, and in lieu thereof, including without limitation California Code of Civil Procedure
Section 1161, Tenant may cure any monetary default under Subsection 13.1(a), above, at any time within five (5) days after written notice of default is received by Tenant from Landlord; and (except as specifically provided otherwise in Section 24) Tenant may cure any non-monetary default within fifteen (15) days after written notice of default is received by Tenant from Landlord, provided that if such non-monetary default is curable but is of such a nature that the cure cannot be completed within fifteen (15) days, Tenant shall be allowed to cure the default if Tenant promptly commences the cure upon receipt of the notice and diligently prosecutes the same to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord.


         14.      REMEDIES UPON DEFAULT.
         14.1 Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies (each and all of which shall be cumulative and non-exclusive) without any notice or demand whatsoever:

                  (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                      (1) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                      (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                      (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                      (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result there from, specifically including but not limited to attorneys' fees, removal and storage (or disposal) of Tenant's personal property, unreimbursed leasehold improvement costs (e.g., the amounts Landlord has expended for leasehold improvements which have not been recovered as of the termination of the Lease when amortized on a straight-line basis over the originally scheduled lease term), brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                      (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Subsection 14.1(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. Any such sums which are based on percentages of income, increased costs or other historical data shall be reasonable estimates or projections computed by Landlord on the basis of the amounts thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such sums before a 24-month period has expired, then the computation shall be made on the basis of the amounts accruing during such shorter period. As used in Subsections 14.1(a)
(l) and (2), above, the "worth at the time of award" shall be computed by allowing interest from the date the sums became due at the lesser of (i) the Bank of America prime rate on the due date plus six percent (6%), or (ii) the maximum rate permitted by law. As used in Subsection 14.1(a)(3), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

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

                  (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to any procedures permitted by applicable law, including but not limited to those described in Section 15.3. No re-entry or taking possession of the Premises by Landlord pursuant to this Subsection 14.1(b), and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

                  (c) In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Subsection 14.1(c), then Landlord shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Subsection 14.1(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

                  (d) Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. If Landlord so elects to succeed to Tenant's interest, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         14.2 Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

         14.3 All rights, options and remedies of Landlord contained in this
Section 14 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or more of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Section 14 shall be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

         14.4 Landlord shall not be deemed in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such 30-day period and thereafter diligently pursues the same to completion. Upon any such uncured default by Landlord, Tenant shall be entitled, as Tenant's sole and exclusive remedy, to recover from Landlord Tenant's actual damages (but not lost profits or any punitive, incidental or consequential damages) shown by Tenant to have been directly caused thereby; provided, however: (a) Tenant shall have no right to offset or abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; (b) Tenant shall in no event be entitled to terminate this Lease by reason of Landlord's default; and (c) Tenant's rights and remedies hereunder shall be subject to any specific limitations set forth in other provisions of this Lease.

         14.5 No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the rent so accepted, subject to the provisions of Section 33.1.

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

         15.      SURRENDER OF PREMISES; REMOVAL OF PROPERTY.
         15.1 No act or thing done by Landlord or any agent or employee of Landlord during the term hereof shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or sub tenancies affecting the Premises.

         15.2 Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this
Section 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

         15.3 Whenever Landlord shall re-enter the Premises as provided in this Lease, any personal property of Tenant not removed by Tenant upon the expiration of the term of this Lease, or within forty eight (48) hours after a termination by reason of Tenant's default as provided in this Lease, shall be deemed abandoned by Tenant and may be disposed of by Landlord (without liability to Tenant) in accordance with Sections 1980 through 1991 of the California Civil Code and Section 1174 of the California Code of Civil Procedure, or in accordance with any laws or judicial decisions which may supplement or supplant those provisions from time to time, or in accordance with any other legally permissible procedure, whether by public or private sale or otherwise. Landlord shall be entitled to apply any proceeds of the sale of such items to any sums due to Landlord by Tenant and to Landlord's costs of removal, storage and sale of such items. Alternatively, Landlord shall be entitled to treat Tenant's failure to remove such items from the Premises as either a permitted or unpermitted holdover pursuant to Section 19 of this Lease.

         15.4 All fixtures, alterations, additions, repairs, improvements and/or appurtenances attached to or built into or on or about the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant, or by Tenant at its expense, or by previous occupants of the Premises, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term of this Lease. Such fixtures, alterations, additions, repairs, improvements and/or appurtenances shall include, without limitation, built-in utilities such as heating, ventilating and air conditioning units, floor coverings, drapes, paneling, molding, doors, kitchen and dishwashing fixtures and equipment, plumbing systems, electrical systems, lighting systems, silencing equipment, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations, as well as standby power generators, fuel tanks (subject to the following paragraph) and electrical fuel gear, and condenser units (if any) installed pursuant to the terms of the Lease, wherever located in the Building (including its roof) (but excluding Tenant's telecommunications switch and other telecommunications trade fixtures and equipment, and batteries and rectifiers, which Tenant agrees to remove upon the expiration or termination of this Lease). Notwithstanding the foregoing, Landlord may, in its sole discretion, require Tenant, at Tenant's sole cost and expense, to remove any fixtures, alterations, additions, repairs, improvements and/or appurtenances attached or built into or on or about the Premises or as otherwise listed above (specifically including telecommunications equipment, but excluding conduit and cable and initial tenant improvements). Tenant shall repair any damage to the Building and Premises occasioned by the installation, construction, operation and/or removal of any fixtures, trade fixtures, equipment, alterations, additions, repairs, improvements and/or appurtenances pursuant to this section. If Tenant shall fail to complete such removal and repair such damage, Landlord may do so and may charge the reasonable cost thereof to Tenant.

         15.5 Tenant hereby waives all claims for damages or other liability in connection with Landlord's re-entering and taking possession of the Premises or removing, retaining, storing or selling the property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord harmless from any such damages or other liability, and no such re-entry shall be considered or construed to be a forcible entry.


         16.      COSTS OF SUIT; ATTORNEYS' FEES; WAIVER OF JURY TRIAL.
         16.1 If Tenant or Landlord shall bring any action for any relief, declaratory or otherwise, against the other arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party its costs of suit, including, without limitation, a reasonable sum for attorneys' and other professional fees relating to such suit, and such fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is contested or prosecuted to judgment.

         16.2 In the event that Landlord shall, without fault on Landlord's part, be made party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or of any such other person, Tenant hereby indemnifies and holds Landlord harmless from and against all costs and expenses, including reasonable attorneys fees, incurred by Landlord in or in connection with such litigation.

         16.3 In order to limit the cost of resolving any disputes between the parties, and as a material inducement to each party to enter into this Lease, each party hereby waives the right to a jury trial with respect to any litigation between the parties arising out of this Lease, Tenant's occupancy of the Premises, or Landlord's ownership, operation or management of the Building, irrespective of any rights to a jury trial which either party otherwise then would have under applicable statutes, constitutions, judicial decisions or other laws.


         17.      ASSIGNMENT AND SUBLETTING.
         17.1 Except as hereinafter provided, Tenant shall not sublet all or any part of the Premises, nor assign this Lease, nor enter any license, "co-location agreement" or other agreement permitting a third party (other than Tenant's employees and occasional guests) to use or occupy any portion of the Premises, without Landlords express prior written consent, which consent shall not unreasonably be withheld. (For purposes of the balance of this Section 17.1 and Sections 17.2 through 17.5, the term "sublease" shall be deemed to include licenses, co-location agreements, and other agreements for use or occupancy of the Premises as described in the preceding sentence. The terms "subtenant" and "sublet" shall be construed accordingly.)

         In order to assist Landlord in evaluating any proposed assignment or sublease, Tenant agrees to provide Landlord with the proposed subtenant or assignee's current financial statement and financial statements for the preceding 2 years and such other information concerning the business background and financial condition of the proposed subtenant or assignee and of Tenant as Landlord may reasonably request.

         Landlord and Tenant hereby agree that Landlord's disapproval of any proposed sublease or assignment hereunder shall be deemed reasonable if based upon any reasonable factor, including, without limitation, any or all of the following factors:

                  (a) The proposed transfer would result in more than two subleases of portions of the Premises being in effect at any time during the term;

                  (b) The rent payable by the proposed transferee would be less than the fair market rental value for the space as determined pursuant to the last paragraph of this Section 17.1 (except as otherwise provided in Section 17.2);

                  (c) The proposed transferee is an existing tenant or occupant of the Building or has negotiated with Landlord within the last twelve months for space in the Building or is another transferee prohibited by the next to last paragraph of this Section 17.1;

                  (d) The proposed transferee is a governmental entity;

                  (e) The transaction calls for new demising walls to be built, and the portion of the Premises proposed to be sublet or assigned is irregular in shape and/or has inadequate means of ingress and egress;

                  (f) The use of the Premises by the proposed transferee (i) is not permitted by the use provisions of this Lease, or (ii) might, in Landlord's reasonable opinion, violate any right for an exclusive use granted by Landlord to another Tenant in the Building;

                  (g) The transfer would likely result, in Landlord's reasonable opinion, in a significant increase in the use of the parking areas or common areas of the Building due to the transferee's employees or visitors, and/or significant increase in the demand for utilities and services to be provided by Landlord to the Premises;

                  (h) The assignee or subtenant does not, in Landlord's reasonable opinion, have the financial capability to fulfill the obligations imposed by the transfer, or in the case of an assignment, the assignee does not, in Landlord's reasonable opinion, have income and net worth at least equal to that of Tenant;

                  (i) The transferee is not, in the Landlord's reasonable opinion, of reputable or good character or consistent with Landlord's desired tenant mix;

                  (j) The transferee is a real estate developer or landlord or is acting directly or indirectly on behalf of a real estate developer or landlord;

                  (k) The proposed transferee may, in Landlord's reasonable opinion, increase the chances of significant hazardous waste contamination within the Premises or the Building; or

                  (1) In the reasonable judgment of the Landlord, the purpose for which the transferee intends to use the Premises is not in keeping with the standards of the Landlord for the Building or is in violation of the terms of any other lease in the Building.

         Notwithstanding the foregoing, Tenant may, subject to the rest of the terms hereof, sublet all of the Premises or assign this Lease to any entity controlling, controlled by or under common control with Tenant, (including assignment or subletting to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern) provided that, with regard to each such assignment or subletting: (A) Landlord receives the financial statements prescribed above and such other financial and background information as Landlord may request regarding the assignee or subtenant at least twenty (20) days prior to such proposed assignment or sublease; (B) the Landlord determines, in its reasonable discretion, that the income and net worth of the assignee or subtenant comply with the standards prescribed in item (h) above; (C) the use of the Premises is not altered; (D) the Landlord determines, in its sole and absolute discretion, that the transaction is not being entered into as a subterfuge to avoid the restrictions on assignment and subletting in the Lease; and (E) the subtenant or assignee expressly assumes the obligations of Tenant hereunder as prescribed below in this Section 17.1.

         Neither this Lease nor the term hereby demised shall be mortgaged by Tenant, nor shall Tenant mortgage, assign, pledge or otherwise transfer the interest of Tenant in and to any sublease or the rentals payable thereunder or in the Security Deposit.

         Any sublease, assignment, mortgage, pledge, encumbrance, or transfer made in violation of this Section 17.1 shall be void and at Landlord's election shall terminate this Lease.

         Each subtenant, assignee or transferee of Tenant, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease (provided that in the case of a sublease, the subtenant's obligations shall be limited to those obligations relating to the subleased space and the common areas during the sublease term). No sublease or assignment shall be deemed approved by Landlord unless such subtenant or assignee and Tenant shall deliver to Landlord a counterpart of such sublease or assignment and an instrument in a form acceptable to Landlord, which contains a covenant of assumption by the subtenant or assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Section 17 1, but the failure or refusal of the subtenant or assignee to execute such instrument of assumption shall not release or discharge the subtenant or assignee from its liability as set forth above.

         No subtenant or assignee not complying with the foregoing requirements shall have any interest in the Security Deposit. Any assignee that does comply with the foregoing requirements shall automatically succeed to Tenant's position with respect to the Security Deposit, and Landlord shall have the right to refund all or any portion of the Security Deposit to the assignee at any time or under any circumstances with no liability to the assignor.

         Landlord may require that the assignee or subtenant remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or subtenant. In such event Landlord shall apply the sums received to the obligations of Tenant and its successors under this Lease.

         In the event of default by any assignee or subtenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor.

         Landlord may consent to subsequent assignments of the Lease or subletting or amendments or modifications to the Lease with the assignee or other successor of Tenant, and without obtaining Tenant's consent thereto, and any such actions shall not relieve Tenant of liability under this Lease.

         Consent by Landlord to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         If Tenant is a corporation which, under California law, is not deemed a publicly-held corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest controlling such corporation, association or partnership shall be deemed an assignment within the meaning and provisions of this Section 17. For purposes hereof, "control" shall be deemed to refer to any amount, in the aggregate, exceeding 25% of the voting power of such corporation, association or partnership. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfer of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

         Subject to Section 17.2, Tenant agrees that all advertising by Tenant to market the space in the Premises to be sublet or assigned shall require Landlord's prior written approval, which shall not be unreasonably withheld. Subject to Section 17.2, Tenant further agrees that it shall not, without Landlord's prior written consent, which may be granted or withheld in Landlord's sole discretion, market any space in the Premises, assign the lease or sublet any space in the Premises to existing tenants or occupants of the Building, or to any entity controlling, controlled by, or under common control with any existing tenant or occupant of the Building, except for any entity controlling, controlled by or under common control with Tenant.

         Subject to Section 17.2, Tenant agrees that it shall not sublet, nor assign, nor advertise as available for subletting or assignment, nor list with brokers for subletting or assignment, all or any portion of the Premises for a consideration which is equal to less than the fair market rental value, as determined by Landlord in its reasonable discretion, for comparable space in the Building for a comparable term commencing concurrently with the assignment or sublease term, with comparable rent credits and tenant improvement allowances. Within ten (10) days after Landlord receives any written request from Tenant for Landlord's estimate of the fair market rental value, for specified space (which request shall identify the space in question, the proposed term and the proposed rent credits and improvement allowances), Landlord shall notify Tenant in writing of the fair market rental value for such space for a comparable term with comparable rent credits and tenant improvement allowances.

          17.2 Landlord acknowledges that Tenant's business to be conducted on the Premises requires the installation on the Premises of certain communications equipment by telecommunications customers of Tenant (collectively "Customers") in order for such Customers to interconnect with Tenant's terminal facilities. Tenant represents to Landlord that such arrangements will require access by each Customer to the Premises only on an infrequent basis, and only when accompanied by a representative of Tenant. Notwithstanding anything contained elsewhere in this Section 17, Landlord hereby consents in advance to any sublease, license agreement, "co-location agreement" or like agreement (collectively, "customer Subleases") between Tenant and such a Customer for the limited purpose of permitting such an arrangement as is described in this Section 17.2. The effectiveness of such advance consent as to a particular Customer Sublease is conditioned on (a) such Customer and Tenant signing and submitting to Landlord within ten (10) business days after entering into such a transaction a Notice and Agreement in the form attached hereto as Exhibit F; (b) such Customer Sublease being in writing and consistent with the provisions of this Lease (although Tenant will only be obligated to provide Landlord with a copy of the executed Customer Sublease if Landlord requests it in writing in which case Tenant will provide Landlord with a true and complete copy within ten (10) days after Tenant receives Landlord's request); and (c) all Customer Subleases in effect at any one time not collectively covering more than fifty percent (50%) of the Premises. Provided that Tenant's Customer Subleases comply with items
(a), (b) and (c) above, they need not comply with those requirements of Section
17.1 above regarding financial statements, advertising and minimum rental rates, Tenant shall be liable to Landlord for any violation by its Customers of any provisions of this Lease. If during the Lease term Tenant and Landlord are required to permit co-location in the Premises pursuant to applicable statutes, rules or regulations, Section 33.2 shall nonetheless apply.

         17.3 In the event that Tenant desires to assign this Lease, or to enter into a sublease, as to all or any portion of the Premises, except (a) where the subtenant or assignee is an entity controlling, controlled by or under common control with Tenant, or (b) as permitted under Section 17.2 herein, Tenant shall, prior to solicitation of offers therefor, give Landlord notice of Tenant's desire to assign or sublet and of the portion of the Premises to be affected by the proposed assignment or sublease. Landlord shall have the right, exercisable by notice to Tenant within 60 days after Landlord's receipt of Tenant's notice of desire to assign or sublet, to terminate this Lease as to the portion of the Premises affected by the proposed assignment or sublease, such termination to be effective as of the date 60 days after notice by Landlord to Tenant of such termination.

         In the event of a termination of this Lease as to a portion of the Premises pursuant to this Section 17.3, effective as of such termination, the Premises shall be deemed to no longer include the portion of the Premises subject to such termination, Tenant shall surrender possession of that portion of the Premises in accordance with the provisions of this Lease, and the rent payable hereunder and Tenant's Percentage Share shall be appropriately adjusted based upon the rentable area remaining within the Premises.

         If Landlord does not elect to terminate pursuant to this Section 17.3, and if Tenant does not enter into an assignment or sublease as specified in Tenant's notice of desire to assign or sublet within six (6) months after the expiration of Landlord's 60-day period for election to terminate, then Tenant shall again comply with the provisions of this Section 17.3 before assigning this Lease, or entering into a sublease, as to all or any portion of the Premises.

         17.4 In the event that Tenant has sought and received Landlord's consent to assign this Lease, or to enter into a sublease as to all or any portion of the Premises, the monthly rent payable by Tenant to Landlord, pursuant to Section 3, shall be increased by fifty percent (50%) of the amount to be received by Tenant during each month pursuant to the terms of the assignment or sublease, in excess of Tenant's monthly rental payable to Landlord for the space subject to the assignment or sublease. The amounts referred to in the previous sentence include rent, additional rent, or any other payment in respect of use or occupancy, or in reimbursement of costs of leasehold improvements installed by Tenant, and whether paid in a lump sum or periodic payments; provided however, such amounts shall not include any fees charged by Tenant to its Customers to the extent such fees are based on Tenant's services (not square footage of space used by the Customers) as provided under Section
17.2 herein. In no event shall the total sums payable to the Landlord be less than the monthly rental Landlord would have received but for such assignment or sublease.

         The additional rent shall be due and payable to Landlord in accordance with the schedule specified in the sublease or assignment instrument, and the failure of any subtenant or assignee to make any payments in accordance with that schedule shall not affect the obligation of Tenant to pay the additional tent to Landlord.

         The calculation of the amount of rentable space being sublet shall be made by Landlord in accordance with its usual standards, Landlord may require acknowledgment by Tenant of Tenant's concurrence on the Landlord's calculation of the amount of rentable space being sublet as a condition to Landlord's consent to any sublease.

         The provisions of a sublease or assignment instrument consented to by Landlord cannot be modified, nor the sublease or assignment terminated, other than in accordance with its terms, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The terms of this
Section 17.4 shall apply to any subleasing or assignment by any subtenant or assignee.

         17.5 Tenant shall pay to Landlord, promptly upon receipt of a billing from Landlord, the amount of Landlord's reasonable attorney fees incurred in connection with Landlord's review or approval of any sublease or assignment transaction requiring Landlord's consent hereunder.


         18.      TRANSFER OF LANDLORD'S INTEREST.
         In the event of any transfer of Landlord's interest in the Building or Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, including, without limitation, the obligation of Landlord to return the Security Deposit as provided in this Lease; provided that the transferor shall, within a reasonable time, transfer any Security Deposit then held by Landlord, or any portion thereof remaining after proper deductions there from, to the transferee and shall thereafter notify Tenant of such transfer, of any claims made against the Security Deposit, and of the transferee's name and address, by written notice delivered personally (in which case Tenant shall acknowledge receipt of such notice by signing Landlord's copy of such notice) or by registered or certified mail.


         19.      HOLDING OVER.
         If Tenant holds over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case, Base Rent shall be payable at a monthly rate equal to the greater of: (a) two hundred percent (200%) of the Base Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred fifty percent (150%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Section 19 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease.


         20.      NOTICES.
         In every case when, under the provisions of this Lease, it shall be necessary or desirable for one party hereto to serve any notice, request or demand on the other, such notice or demand shall be in writing and shall be served personally or by deposit in the United States mail, postage and fees fully prepaid, registered or certified mail, with return receipt requested, addressed to the applicable address for notice set forth in Section A on page 4. Landlord or Tenant may, from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to whom all such notices or demands are thereafter to be addressed. Service of any such notice or demand if given personally shall be deemed complete upon delivery, and if made by mail shall be deemed complete on the day of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of two (2) business days after the date of mailing, whichever is earlier.

         Notwithstanding the provisions of this Section 20, any notice of default as described in Section 13.2 and any pleadings or notices given by either party to the other with respect to any judicial proceeding between the parties shall be served in the manner prescribed by applicable California law without reference to this paragraph, and shall be deemed served at such time as is provided by such applicable law without reference to this paragraph.


         21.      QUIET ENJOYMENT.
         Landlord covenants that Tenant, upon paying the rent and performing the covenants of this Lease on Tenants part to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease.

         22.      TENANT'S FURTHER OBLIGATIONS.
         22.1 Except for ordinary wear and as otherwise provided in this Lease, Tenant shall, at Tenant's expense, keep in good order, condition and repair the interior of the Premises and shall promptly and adequately repair all damage to the interior of the Premises and replace or repair all glass, fixtures, equipment and appurtenances therein damaged or broken, under the supervision and with the approval of Landlord and, if Tenant does not do so, Landlord may, but need not, make such repairs and replacements. If Landlord does so, Tenant shall pay Landlord the cost thereof promptly upon demand, as additional rent hereunder.

         22.2 Tenant shall comply with all laws, ordinances, rules, regulations, orders and directives of governmental and quasi-governmental bodies and authorities having jurisdiction over Tenant or the Premises from time to time and shall obtain and keep in effect all licenses, permits (including but not limited to conditional use permits) and other authorizations required with respect to the business or businesses conducted by Tenant within or from the Premises or with respect to any special equipment or facilities of Tenant permitted under the other provisions of this Lease. Tenant and its employees, agents, licensees and invitees shall also comply with all reasonable rules and regulations which Landlord may adopt from time to time for the protection and welfare of the Building and its tenants and occupants; provided that Tenant shall not be responsible for compliance with any rule or regulation adopted by Landlord unless or until Tenant is furnished with a copy thereof. The present rules and regulations for the Building are attached hereto as Exhibit "B". Landlord shall have no liability to Tenant for the failure of any other tenant in the Building to observe the rules and regulations.


         23.      ESTOPPEL CERTIFICATE BY TENANT.
         At any time and from time to time, within ten (10) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement (substantially in the form of Exhibit D attached hereto) in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), that Tenant knows of no default hereunder by Landlord and has no right of offset or deduction against the rent or any other charge payable to Landlord (or specifying any claimed), the amount of any security posted by Tenant, the dates to which the rent and other charges have been paid in advance, any increases or decreases of rent that are anticipated, the commencement date of the Lease and such other matters as may be reasonably requested by Landlord. It is intended that any statement delivered pursuant to this Section 23 may be relied upon by any purchaser of the fee or mortgagee or beneficiary or assignee of any mortgage or trust deed upon the fee of the Building or Premises. Tenant's failure to deliver the statement within the period specified above shall be conclusive and binding upon Tenant that the Lease is in full force and effect without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counterclaim or deduction against rental, and that no more than one month's rental has been paid in advance.


         24.      SUBORDINATION AND ATTORNMENT.
         This Lease is and at all times shall be subject and subordinate to any ground or underlying leases, mortgages, trust deeds or like encumbrances, which may now or hereafter affect the Building or Premises, and to all renewals, modifications, consolidations, replacements and extensions of any such lease, mortgage, trust deed or like encumbrance. As a condition precedent to the effectiveness of any such subordination of this Lease to any future ground or underlying leases or the lien of any future mortgages, deeds of trust, or like encumbrances, Landlord shall request that any existing or future mortgagees or ground lessors provide to Tenant a commercially reasonable non-disturbance and attornment agreement in favor of Tenant (substantially in the form of Exhibit E attached hereto) executed by such future ground lessor, master lessor, mortgagee or deed of trust beneficiary, as the case may be, which shall provide that Tenant's quiet possession of the Premises shall not be disturbed on account of such subordination to such future lease or lien so long as Tenant is not in default under any provisions of this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or underlying leases or the lien of any or all mortgages, deeds of trust or like encumbrances to the Lease. In the event that any ground or underlying lease terminates for any reason or any mortgage, deed of trust or like encumbrance is foreclosed or a conveyance in lieu of foreclosure is made for any reason, then at the election of Landlord's successor-in-interest, Tenant shall attorn to and become the tenant of such successor. Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord in the form reasonably required by Landlord, within 10 days after receipt of written demand by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any ground or underlying lease or the lien of any mortgage, deed of trust, or like encumbrance. Should Tenant fail to sign and return any such documents within said 10-day period, Tenant shall be in default hereunder without the benefit of any additional notice or cure periods, except as may be required by statute.


         25.      RIGHTS RESERVED TO LANDLORD.
         25.1 All portions of the Building are reserved to Landlord, including exterior building walls, core corridor walls and doors and any core corridor entrance, but excluding the Premises and the inside surfaces of all walls, windows and doors bounding the Premises. Landlord also reserves any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as the right to access thereto through the Premises for the purposes of operation, maintenance, decoration and repair.

         25.2 Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoffs or abatement of rent:

                  (a) To enter the Premises at all reasonable times during the term of this Lease for the purpose of inspecting the same, supplying janitorial service, posting notices of non-responsibility, exhibiting the Premises to prospective tenants, purchasers or others, or making such repairs or replacements therein as may be required by this Lease or as Landlord may deem appropriate; provided that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy and shall, when practical, give Tenant prior notice of such repairs. For each of the foregoing purposes, Tenant shall provide to Landlord a key with which to unlock at any time all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Landlord may use any other means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of rent. Any damages or losses on account of any such entry by Landlord shall be Tenants sole responsibility except as otherwise expressly provided herein. Nothing in this Section 25 shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly required in this Lease.

                  (b) To change the name or street address of the Premises or Building.

                  (c) To install and maintain signs on the exterior and interior of the Building, except within the Premises.

                  (d) To have pass keys to the Premises.

                  (e) To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy during the last 6 months of the term hereof if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises.

                  (f) To have access to all mail chutes according to the rules of the United States Postal Service.

                  (g) To do or permit to be done any work in or about the exterior of the Building or any adjacent or nearby building, land, street or alley.

                  (h) To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease.

         26.      FORCE MAJEURE.
         Whenever there is provided in this Lease a time limitation for performance by Landlord or Tenant of any construction, repair, maintenance or service, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of Landlord or Tenant, respectively.


         27.      WAIVER OF CLAIMS; INDEMNITY.
         27.1 Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of, and waives all claims it may have against Landlord, its agents, employees, partners, officers, directors, affiliates and successors in interest (collectively, the "Landlord Group") for damage to or loss of property or personal injury or loss of life resulting, from the Building or Premises or any part thereof becoming out of repair, by reason of any repair or alteration thereof, or resulting from any accident within the Building or Premises or on or about any space adjoining the Building or Premises, or resulting directly or indirectly from any act or omission of any person, or due to any condition, design or defect of the Building or Premises, or any space adjoining the Building or Premises, or the mechanical systems of the Building or Premises, which may exist or occur, whether such damage, loss or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage, loss or injury or the means of repairing the same is accessible to Tenant; provided such assumption and waiver shall not apply to claims caused by the gross negligence or willful misconduct of Landlord or its agents.

         27.2 Tenant hereby agrees to indemnify, defend, and hold Landlord and the Landlord Group harmless from and against (a) any and all claims, demands, suits, fines, losses, expenses and liabilities (collectively, "Claims") for or relating to injury or loss of life to persons or damage to or loss of property arising from Tenant's use of the Building or the Premises, or from the conduct of Tenant's business, or from any work done, permitted or suffered by Tenant in or about the Premises or elsewhere, or from any negligence or intentional conduct of Tenant or Tenant's agents, employees, contractors, licensees, invitees, representatives or successors in interest; (b) any and all Claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease; and (c) all costs, attorneys' and other professional fees, expenses and liabilities incurred by Landlord or any member of the Landlord Group in or in connection with any such Claim. In the event that any action or proceeding is brought against Landlord or any member of the Landlord Group by reason of any such Claim, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's cost and expense by counsel approved by Landlord, such approval not to be unreasonably withheld. Tenant's obligations under this Section 27.2 shall survive the expiration or termination of this Lease as to any matters arising prior to such expiration or termination or prior to Tenant's vacation of the Building. Under no circumstances shall Landlord ever be liable to Tenant for consequential or punitive damages, including damages for lost profits or for business interruption. Neither the directors, officers, shareholders and employees of Landlord shall be personally liable for any claim or judgment against Landlord under any circumstances. If Landlord is in default under this Lease, then Tenant shall seek only a money judgment or an action for specific performance and/or declaratory relief against Landlord and shall not attempt to seize or attach any asset of Landlord other than Landlord's right to insurance proceeds except as otherwise provided herein. If Tenant recovers a money judgment or an action for specific performance and/or declaratory relief against Landlord, then such judgment shall be satisfied only out of the proceeds of the sale received on execution of the judgment levied against the right, title and interest of the Landlord in the Office Building or out of rent or other income of the Office Building received or to be received by the Landlord or by insurance proceeds which the Landlord receives or is entitled to receive. Tenant shall not attempt to satisfy any such judgment from any other asset of Landlord under any circumstances. Tenant acknowledges that this limitation on Landlord's liability has been separately bargained for and that Landlord would not enter into this Lease in the absence of this provision.

         28.      INSURANCE.
         28.1 Tenant shall procure and shall maintain in effect, at Tenant's sole cost and expense throughout the term of this Lease, including any extensions and renewals thereof, public liability and property damage insurance against claims for bodily injury, death or property damage occurring upon or about the Premises or Building, in each case naming Landlord and its managing agents as additional insured and, upon request by Landlord, naming the holder of any mortgage, deed of trust or like encumbrance or the lessor under any underlying lease covering the Building as additional insured, with a limit of liability of not less than $3,000,000.00 single limit. If from tine to time, the limits of liability set forth above are, in the reasonable opinion of Landlord, inadequate, Tenant shall increase such insurance coverage, to an amount as shall be designated by Landlord's notice to Tenant.

         Tenant shall also procure and maintain, at Tenant's sole cost and expense throughout the term of this Lease, casualty insurance on Tenant's personal property in the Premises and any leasehold improvements which the Tenant installed at its on cost in an amount at least equal to the full replacement cost of such property, providing coverage against all perils insured against by a "fire and extended coverage" policy, as well as sprinkler damage, vandalism and malicious mischief.

         Tenant shall also obtain the following insurance:

                  (a) Worker's compensation and employer's liability insurance in form and amount satisfactory to Landlord.

                  (b) Loss of income and extra expense insurance and business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to or use of the Premises or the Building as a result of such perils.

                  (c) Liquor liability insurance coverage in limits of not less than Five Hundred Thousand Dollars ($500,000) if at any time during the term hereof any alcoholic beverages of any nature are served on the Premises.

                  (d) Any other form or forms of insurance as Landlord or Landlord's lender or ground or primary lessors may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself.

         Such policies of insurance shall be with insurance, companies acceptable to Landlord, shall not have a deductible amount exceeding $5,000.00 in the aggregate, and shall specifically provide that the insurance afforded by such policies for the benefit of Landlord and its managing agents and Landlord's mortgages and ground lessors shall be primary, and that any insurance carried by Landlord or Landlord's mortgagees and ground lessors shall be excess and non-contributing. Such policies shall be evidenced by certificates of insurance delivered to Landlord from time to time showing such insurance to be at all times prepaid and in full force and effect and providing that such insurance cannot be canceled or modified upon less than thirty (30) days' prior written notice to Landlord, and such other evidence of coverage requested by Landlord. (Such evidence may consist of copies of such policies, including additional insured endorsements.) If at any time Tenant has not provided Landlord with a then currently effective certificate of insurance or other evidence of coverage acceptable to Landlord as to any insurance required to be maintained by Tenant, Landlord may, without further inquiry as to whether such insurance is actually in force, obtain such a policy and Tenant shall reimburse Landlord, upon demand as additional rent hereunder, for the cost thereof, together with Landlord's administrative fee equal to twenty five percent (25%) of the premium.

         28.2 Tenant hereby waives its rights against Landlord and its managing agent and their respective, partners, officers, directors, shareholders, employees, agents, representatives, contractors, affiliates, successors, licensees, and invitees with respect to any claims or damages or losses (including any claims for bodily injury to persons and/or damage to property) which are caused by or result from (a) risks insured against under any insurance policy carried by Tenant at the time of such claim, damage, loss or injury, or
(b) risks which would have been covered under any insurance required to be obtained and maintained by Tenant under this Lease had such insurance been obtained and maintained as required. The foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

         28.3 Tenant shall cause each insurance policy required to be obtained by it pursuant to this Section 28 to provide that the insurer waives all rights of recovery by way of subrogation against Landlord and its managing agent and their respective partners, officers, directors, shareholders, employees, agents, representatives, contractors, affiliates, successors, licensees, and invitees in connection with any claims, losses and damages covered by such policy. If Tenant fails to maintain insurance required hereunder, Tenant shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

         29.      FIXTURES, TENANT IMPROVEMENTS AND ALTERATIONS.
         29.1 Except as otherwise provided in this Lease, all improvements, fixtures and/or equipment which Tenant may install or place in or about the Premises, and all alterations, repairs or changes to the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant. Landlord shall be without any obligation in connection therewith. Tenant hereby agrees to indemnify, defend, and hold Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such alterations, repairs, changes, improvements, fixtures, and/or equipment in, on or about the Premises. Tenant's obligations under the preceding sentence shall survive the expiration or termination of this Lease as to any matters arising prior to such expiration or termination or prior to Tenant's vacation of the Building.

         29.2 Notwithstanding any provision in this Section 29 to the contrary, Tenant is absolutely prohibited from making any alterations, additions, improvements or decorations which: (i) affect any area outside the Premises;
(ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the common areas; (iv) weaken or impair the structural strength of the Building; (v) in the opinion of Landlord, lessen the value of the Building; (vi) will violate or require a change in any occupancy certificate applicable to the Premises; or (vii) in the opinion of Landlord, will increase the Building's Operating Costs or Utility Costs.

         29.3 Before proceeding with any alteration, repair or change which is not otherwise prohibited in Subsection 29.2 above, Tenant must first obtain Landlord's written approval of (i) the plans and specifications for all such work; (ii) with respect to any connecting lines that will be outside the Premises (if such lines are permitted by Landlord in its sole discretion), a description of the areas of the Building to which Tenant will require access both for the initial work and for ongoing maintenance of the improvements or installations; (iii) the names of all contractors and subcontractors who will perform such work, all of whom shall be selected from Landlord's then-current list of approved contractors, which Landlord may compile in Landlord's sole discretion and will provide to Tenant within ten days following Landlord's receipt of Tenant's written request; (iv) copies of all construction contracts entered by Tenant with any contractor for the work; (v) copies of all liability, casualty, worker's compensation and builder's risk insurance applicable to the construction, maintenance and ongoing operation of the improvements and installations; and (vi) copies of all governmental permits required for the work. Landlord's consent to such matters shall not unreasonably be withheld; provided, however, that with regard to any such matters which may affect the structural members, the heating, ventilation, air conditioning or other building systems, exterior walls, windows and doors of the Building, and with regard to the installation of any signs outside the Premises, Landlord may grant or withhold its consent in its unlimited discretion. Landlord may impose, as a condition of its consent to any alterations, repairs or changes of the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen previously used and currently approved by Landlord for work in the Building.

         29.4 After Landlord has approved the change, repair or alteration and the other items listed in Section 29.3, Tenant shall enter into an agreement for the performance of such change, repair or alteration with the contractors and subcontractors approved by Landlord, as provided in Section 29.3. Before proceeding with any change, repair or alteration Tenant shall (i) provide Landlord with 10 days' prior written notice thereof; and (ii) pay to Landlord, within 10 days after written demand, the costs of any increased insurance premiums incurred by Landlord as a result of such changes, repairs or alterations. In addition, before proceeding with any change, repair or alteration, Tenant's contractors shall obtain, on behalf of Tenant and at Tenant's sole cost and expense: (A) all necessary governmental permits and approvals for the commencement and completion of such change, repair or alteration; and (B) a completion and lien indemnity bond, or other surety, satisfactory to Landlord for such change, repair or alteration. Landlord's approval of permits pursuant to Section 29.3 shall not relieve Tenant of the obligation to obtain any other or supplemental permits required by the preceding sentence.

         29.5 Tenant shall pay to Landlord, as additional rent, the reasonable costs of Landlord's third party engineers and other consultants (but not Landlords on-site management personnel) for review and approval of all plans, specifications and working drawings for the change, repair or alteration within ten (10) business days after Tenants receipt of invoices either from Landlord or such consultants. In addition to such costs, Tenant shall pay to Landlord, within 10 business days after completion of any change, repair or alteration, the actual, reasonable costs incurred by Landlord for services rendered by Landlord's management personnel and engineers to coordinate and/or supervise any of the change, repair or alteration to the extent such services are provided in excess of or after the normal on-site hours of such engineers and management personnel.

         29.6 All changes, repairs and alterations shall be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) lien-free and in a first-class and workmanlike manner; (iii) in compliance with all laws, rules, and regulations of all governmental agencies and authorities;
(iv) in such a manner so as to not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense or delay upon Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner and subject to rules and regulations as Landlord may from time to time reasonably designate. Following completion of the work, Tenant shall promptly provide to Landlord a set of "as built" plans and specifications for the work and copies of all warranties and guarantees provided by Tenant's contractors and subcontractors.

         29.7 Throughout the performance of any such change, repair or alteration Tenant shall obtain, or cause its contractors to obtain, worker's compensation insurance and general liability insurance covering the work in compliance with provisions of Section 28 of this Lease, and builder's risk insurance for the work reasonably acceptable to Landlord.

         29.8 With respect to any construction, alteration, decorating or repair work undertaken by Tenant's contractors under a direct contract with Tenant, Tenant shall pay Landlord as additional rent a fee equal to 8% of the contract price in order to compensate Landlord for monitoring the compliance of Tenant's construction with the Building's rules and regulations and the provisions of this Lease. Such fee shall be paid by Tenant to Landlord in monthly progress payments as calculated and billed by Landlord in its reasonable discretion. Tenant shall pay such amounts to Landlord within 15 days after Tenant's receipt of a billing therefor. Tenant acknowledges that such monitoring of Tenant's construction is for Landlord's benefit only and shall not release Tenant from any obligations hereunder, nor impose on Landlord any obligation to Tenant or any third party relating to Tenant's construction.

         In the event Tenant orders any construction, alteration, decorating or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work, together with Landlords administration fee equal to 45% of the contract price, shall be deemed additional rent under this Lease, payable upon billing therefor, either in advance of the start of work, or periodically during construction, or upon the substantial completion of such work, at Landlord's option.

         29.9 Notwithstanding the provisions of Section 29.2 (ii) and (iii) above, subject to Landlord's and Landlord's Structural Engineer's (as defined in the Lease) review and approval and the other provisions of the Lease, Tenant shall have the right, at Tenant's sole cost and expense, to reinforce the floor load capacity of the Building within the Premises to accommodate Tenant's requirements for floor loading of Tenant's telecommunications equipment, batteries and other office equipment within the Premises. Under no circumstances shall Tenant be permitted to remove or block up any window and/or exterior wall within the Premises.

         29.10 Subject to Landlord's and Landlord's Structural Engineer's (as defined in the Lease) review and approval, Tenant shall have the right, at Tenant's sole cost and expense, to relocate any of the Building's building systems within the premises which are below the concrete floor deck above. Such building systems may include water pipes, ducts, fire sprinkler systems. Any such relocation must be restored to its original condition upon the expiration or earlier termination of the Lease at Tenant's sole cost and expense. Scheduling and relocation of all such relocation shall be coordinated with and approved by Landlord. However, Landlord reserves the absolute right to disapprove of any such relocation if Landlord determines in its sole discretion that such relocation will create a burden, hardship, or interference with the Building and its other tenants.

         30.      MECHANIC'S LIENS.
         Tenant agrees to give Landlord written notice of the commencement date of any alterations, improvements or repairs to be made in, to or upon the Premises not later than 10 days prior to the commencement of any such work, in order to give Landlord time to post notices of non-responsibility. Tenant will not permit any mechanic's, materialman's or other lien to be placed upon the Premises or Building or improvements therein during the term hereof and in the event that any mechanic's, materialman's or other lien is filed against the Premises or Building or improvements therein in connection with any alteration, repair, improvement or change of or installation of fixtures or equipment in, the Premises, Tenant shall cause such lien to be released within 10 days after such filing, either by satisfaction of such claim or by posting of a bond. Notwithstanding the foregoing, Landlord shall have the right and privilege at Landlord's option of paying the amount of any such lien or claim, or any portion thereof, without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be deemed additional rent hereunder due from Tenant to Landlord upon demand.


         31.      ALTERNATE SPACE.
         If the Premises comprise less than a full floor in the Building, Landlord shall have the privilege of moving Tenant to other space in the Building comparable to time Premises, and all terms hereof shall apply to the new space with equal force. In such event Landlord shall give Tenant at least 60 days' prior notice in writing and shall move Tenant's effects to the new space at Landlord's sole cost and expense at such time and in such manner as to inconvenience Tenant as little as practicable.


         32.      HAZARDOUS MATERIALS.
         32.1 In addition to its other obligations under this Lease, Tenant covenants to comply with all laws relating to Hazardous Materials, as defined below, with respect to the Premises and the Building, Tenant shall have the right to use general office supplies typically used in an office area in the ordinary course of business (such as copier toner, liquid paper, glue, ink and cleaning solvents) and items typically used in a comparable telecommunications business, provided that Tenant uses them in the manner for which they were designed and only in accordance with all Hazardous Materials laws and the highest standards prevailing in the industry for such use, and then only in such amounts as may be normal for the office business operations or telecommunications operations conducted by Tenant on the Premises. Except as provided in the preceding sentence, neither Tenant nor any of Tenant's agents, employees, contractors, subtenants, assignees, licensees, invitees, successors, or representatives ("Tenant's Parties") shall use, handle store or dispose of any Hazardous Materials in, on, under or about the Premises, the Building or the site on which the Building is located. Tenant shall promptly take all actions, at its sole cost and expense, as are necessary to return the Premises, Building and site to the condition existing prior to the introduction of any such Hazardous Materials by Tenant or any Tenant Parties, provided Landlord's approval of such actions shall first be obtained. Furthermore, Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises concerning the presence of any Hazardous Material.

         32.2 Tenant's obligations under Section 27.2 to indemnify, defend and hold Landlord harmless from and against certain Claims shall be deemed to include, without limitation, any and all Claims (as defined in Section 27.2) relating in any way to investigation and clean-up costs, attorneys fees, consultant fees and court costs that arise during or after the term of this Lease as a result of the breach of any of the obligations and covenants set forth in this Section 32, or relating in any way to any contamination of the Premises, Building or site directly or indirectly arising from the activities of Tenant or any Tenant Parties. Tenant's obligations under the preceding sentence shall survive the expiration or earlier termination of this Lease as to any matters arising prior to such expiration or termination or prior to Tenant's vacation of the Building.

         32.3 For purposes of this Lease, the term "Hazardous Materials" shall mean, collectively, asbestos, any petroleum fuel, and any hazardous or toxic substance, material or waste which is or becomes regulated or defined as hazardous or toxic by any local governmental authority, the State of California or the United States Government, including, but not limited to, any material or substance defined as hazardous or toxic under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601, ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251, ET SEQ.; the California Hazardous Substance Account Act, California Health and Safety Code Sections 25330, ET SEQ,; the California Hazardous Waste Control Act, California Health and Safety Code Sections 25100, ET SEQ.; the California Safe Drinking Water and Toxic Health Enforcement Act, California Health and Safety Code Sections 25249.5, ET SEQ.; California Health and Safety Code Sections 25280, ET SEQ. (Underground Storage of Hazardous Substances); the California Hazardous Waste Treatment Reform Act, California Health and Safety Code Sections 25179.1, ET SEQ.; California Health and Safety Code Sections 25501, ET SEQ. (Hazardous Materials Release Response Plans and Inventory); Petroleum Underground Storage Tank Cleanup, Health and Safety Code Sections 25299.10, ET SEQ.; and the Porter-Cologne Water Quality Control Act, California Water Code Sections 13000, ET SEQ., as such laws may be amended from time to time.

         32.4 Tenant acknowledges that as of the date of execution of this Lease, certain portions of the Office Building contain asbestos containing materials as described in asbestos reports on file with Landlord. Landlord has been advised that these materials are non-friable and do not represent a health risk. Landlord agrees that the costs of asbestos removal work in the Building shall not be charged to Tenant or included in the Building's Operating Costs for purposes of calculating Tenant's obligations for rent escalations under Section 4 above. The preceding sentence shall not apply to costs for such work necessitated by the acts or omissions of Tenant or Tenant's Parties (as defined in Section 32.1), including but not limited to alteration work undertaken by Tenant.


         33.      MISCELLANEOUS.
         33.1 No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment. No payment by Tenant or receipt by Landlord of a lesser amount than the remit payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Any amount billed by Landlord to Tenant under this Lease or in connection with Tenant's occupancy of space in the Building, which Tenant does not dispute in a written notice delivered to Landlord within thirty days after Tenant's receipt of such billing, shall be conclusively deemed to be correct, and Tenant shall be obligated for such amount. Such thirty-day period to give notice of a dispute shall not be deemed to extend the due date for any payments, but Tenant shall be entitled to make the payment in question under protest by timely giving such notice. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to all obligations of Tenant to Landlord, whether expressly contained in this Lease or imposed by any statute or at common law.

         33.2 If any provision of this Lease or its application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Lease or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable to any extent, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law; and it is the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         33.3 The covenants and obligations of Tenant pursuant to this Lease shall be independent of performance by Landlord of the covenants and obligations of Landlord pursuant to this Lease, and performance by Tenant of each covenant and obligation of Tenant pursuant to this Lease shall be a condition precedent to the duty of Landlord to perform the covenants and obligations of Landlord pursuant to this Lease.

         33.4 The headings of Sections of this Lease are for convenience only and do not define, limit or construe the contents thereof. References made in this Lease to numbered Sections, Paragraphs and Subparagraphs shall refer to numbered Sections, Paragraphs or Subparagraphs of this Lease unless otherwise indicated.

         33.5 Where appropriate, words in the singular, including without limitation the words "Landlord" and "Tenant", include the plural, and vice versa. Words in the neuter gender include the masculine and feminine genders, and vice versa, and words in the masculine gender include the feminine gender, and vice versa.

         33.6 If more than one person or entity executes this Lease as Tenant:
(a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

         33.7 Time is of the essence of this Lease. Failure of either party to perform any act strictly within the applicable period specified herein shall entitle the other to exercise all remedies herein contemplated. All references in this Lease to "days" shall mean calendar days unless specifically stated herein to be "business" days.

         33.8 This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

         33.9 All monetary obligations of Tenant remaining past due 10 days or more after the date specified herein for payment shall bear interest until paid at the lesser of (i) the Bank of America prime rate as of the due date plus 6%, or (ii) the maximum rate permitted by law.

         33.10 This instrument, along with any riders, exhibits and attachments or other documents referred to in Section M on page 6 (all of which riders, exhibits, attachments and other documents are hereby incorporated into this instrument by this reference), constitutes the entire and exclusive agreement between Landlord and Tenant relating to the Premises, and this agreement and said riders, exhibits and attachments and other documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and/or practices relative to the leasing of the Premises are merged herein or revoked hereby. References in this instrument to this "Lease" shall mean, refer to and include this instrument as well as any riders, exhibits, attachments or other documents referred to in Section M, and references to any covenant, condition, obligation and/or undertaking "herein", "hereunder" or "pursuant hereto" (or language of like import) shall mean, refer to and include the covenants, conditions, obligations and undertakings existing pursuant to this instrument and such riders, exhibits, attachments or other documents. All terms defined in this instrument shall be deemed to have the same meanings in all riders, exhibits, attachments or other documents referred to in Section M unless the context thereof clearly requires the contrary.

         33.11 Tenant hereby consents to amendment of this Lease as and to the extent required by any lender which makes a loan to Landlord secured in whole or in part by the Building, provided that no such change shall increase the rent payable hereunder or impair Tenant's use of the Premises.

         33.12 Unless otherwise agreed in writing, if Tenant has dealt with any real estate broker or other person or firm with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said broker, person or firm and Tenant hereby indemnifies and holds Landlord harmless from and against any liability with respect thereto. Notwithstanding the foregoing, Landlord agrees to pay, and to hold Tenant harmless from, the commission owing to the brokers identified in Section L on page 6, as provided in a separate agreement between Landlord and such brokers.

         33.13 Tenant agrees to pay to Landlord as additional rent hereunder any taxes required by law to be paid by Tenant and collected from Tenant by Landlord.

         33.14 Submission of this Lease for examination, even though executed by Tenant, shall not bind Landlord in any manner, and no lease or other obligation on the part of Landlord shall arise until this Lease is executed and delivered by Landlord to Tenant. This Lease shall not be binding and in effect until a counterpart hereof has been executed and delivered by the parties, each to the other.

         33.15 Tenant shall not cause the recordation of this Lease, a short form memorandum of this Lease or any reference to this Lease.

         33.16 Upon ten (10) days' prior written request from Landlord (which Landlord may make at any time during the term but no more often than two times in any calendar year), Tenant shall deliver to Landlord (a) a current financial statement of Tenant and any guarantor of this Lease, and (b) financial statements of Tenant and such guarantor for the two years prior to the current financial statement year. Such statements shall be prepared in accordance with generally acceptable accounting principles, and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer or general partner of Tenant (if Tenant is a corporation or partnership, respectively).

         33.17 Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default of Landlord) do not constitute personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord or of Landlord's partners or agents, and Tenant shall not seek recourse against any such persons or entities or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord) shall be limited solely to, and Tenant's and its successors' and assigns sole and exclusive remedy shall be against, Landlord's interest in the Building and proceeds therefrom, and no other assets of Landlord.

         33.18 If Tenant is identified herein as a corporation, then the persons executing this Lease on behalf of Tenant hereby represent that they are duly authorized to execute and deliver this Lease on behalf of Tenant pursuant to Tenant's by-laws or a resolution of its board of directors.

         If Tenant is identified herein as a partnership, the undersigned represent that they are all of the general partners of Tenant, that Tenant has been formed under the laws of the State of California, and is duly qualified to do business in the State of California, and that this Lease is being executed on behalf of Tenant. Each of the partners of Tenant executing this Lease agrees that he or she and Tenant are irrevocably bound by execution of any amendment to or modification of this Lease by one or more of the partners of Tenant. Tenant agrees that each new partner in Tenant shall be obligated under this Lease, in the same fashion as the existing partners, and that each new partner shall execute a copy of this Lease and deliver it to Landlord within 60 days after that partners admission to the partnership. In the event that such newly admitted partner is a corporation, the principal or principals for whose benefit the corporation has been organized shall execute and deliver to Landlord a lease guaranty in form acceptable to Landlord. Each newly admitted partner in Tenant shall be jointly and severally liable with the remaining partners for the performance and satisfaction of all obligations of the Tenant under this Lease accruing from and after the effective date of the admission of the new partner to the Partnership. If the provisions of this paragraph are satisfied, the admission of a new partner shall not be considered an assignment of the lease for the purposes of Section 17 hereof.

         33.19 Subject to the provisions of Section 17 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and permitted successors and assigns; provided, however, that no rights shall inure to the benefit of any transferee of Tenant unless the transfer to such transferee is made in compliance with the provisions of Section 17, and no options or other rights which are expressly made personal to the original Tenant hereunder or in any rider attached hereto shall be assignable to or exercisable by anyone other than the original Tenant under this Lease,

         33.20 The voluntary or other surrender of this Lease by Tenant or a mutual termination thereof shall not work as a merger and shall, at the option of Landlord, either (a) terminate all and any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

         33.21 Except for Tenants identity sign on the entry doors of the Premises and six names to be displayed on the directory board in the lobby of the Building (which signs shall be installed at Tenant's expense and consistent with the Building's signage program and otherwise subject to Landlord's prior written approval), Tenant shall have no right to place any sign upon the Premises, the Building or the site on which the Building is located or which can be seen from outside the Premises,

         33.22 The effectiveness of this Lease and Landlord's obligations hereunder are subject to and conditional upon Tenant's delivery to Landlord of a lease guaranty in the form prescribed by Landlord in its sole discretion, fully executed by the guarantor or guarantors specified in Section N on page 6 of this Lease.

         34. RULES AND REGULATIONS AFFECTING TELECOMMUNICATIONS USE. Nothing in the Rules and Regulations attached hereto as Exhibit B (or any further rules and regulations promulgated by Landlord as described in
Section 22.2) shall be deemed to prohibit Tenant from installing in the Premises telecommunications switching equipment or any other equipment specifically permitted in the other provisions of this Lease, which does not pose a safety hazard or create a nuisance or illegal condition; provided, however, that Tenant shall comply with the provisions of this Lease including the Rules and Regulations) regarding the moving, installation, operation, use, maintenance, removal, power requirements, and structural support of all such equipment, and shall obtain any approvals from Landlord required under this Lease as to such matters.


         35.      "AS IS" CONDITION.
         Tenant is taking the Premises in its "as is" condition existing as of the execution date of this Lease, however, Landlord agrees to deliver the Premises in a broom-clean condition and to make available to Tenant 100 amps, 480 volts, three phase A/C of electrical capacity at the main electrical vault in the Building, however, Tenant shall be responsible, at Tenant's sole cost and expense, for any and all costs of connecting to The Building's power vault, including the installation costs of a submeter. Landlord shall have no obligation for the construction or modification of tenant improvements for Tenant. In constructing its own tenant improvements to the Premises, Tenant shall comply with the other applicable provisions of this Lease (including but not limited to Section 29) and shall utilize only contractors, materials, mechanics, materialmen, architects and engineers used and currently approved in writing by Landlord for work in the Building.


         36.      HANDICAP ACCESS REGULATIONS.
         Notwithstanding anything to the contrary herein, Landlord shall, at Landlord's expense, ensure compliance of the Premises and path-of-travel to the Premises with the California Disabled Access Regulations as enforced by the local building department.



         37.      REVIEW OF OPERATING EXPENSES.
         So long as Tenant is not then in default of the Lease and Tenant has not received three (3) or more notices of events of default, and notwithstanding anything in the Lease to the contrary, Tenant shall have the right, at Tenant's expense, once each year during the Lease term, after reasonable notice and at reasonable times, to inspect and photocopy Landlord's accounting records at Landlord's office in the event that Tenant maintains a reasonable good faith belief that such records are in error. Tenant shall not have the right to object to any increase in Excess Expenses from one year to the next which is due to any order received by Landlord after the Commencement Date from a governmental agency having jurisdiction over the property, or due to any increase in real estate taxes. If, after such inspection and photocopying, Tenant continues to dispute the amount of Tenant's Excess Expenses, Tenant, or an agent designated by Tenant, shall be entitled, at Tenant's expense, to audit and/or review Landlord's records to determine the proper amount of Tenant's Excess Expenses. Such audit and/or review shall be completed within six(6) months following Tenant's receipt of Landlord's annual statement reflecting Tenant's Excess Expenses. If such audit or review reveals that Landlord has overcharged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse Tenant the amount of such overcharge. If the audit reveals that Tenant was undercharged, then within thirty- (30) days after the results of the audit are made available to Tenant, Tenant shall reimburse Landlord the amount of such undercharge. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant's Excess Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved, Tenant shall keep strictly confidential the audit, its objection to any increase in Excess Expenses, and the results of any audit which may be conducted pursuant to this provision and shall not disclose same to any person, including any former or present tenant of the Building, other than its professional advisers. Tenant shall cause its professional advisers and their respective employees, consultants and agents to strictly comply with the terms of this confidentiality provision. In addition to any other right or remedy which Landlord may have as a consequence of a breach of this confidentiality provision by Tenant or its advisers, Tenant's audit rights under this paragraph shall be null and void.

         38.      FINANCIAL STATEMENTS.
         Tenant represents that the financial statements furnished to Landlord, specifically Consolidated Condensed Balance Sheet as of______________, 1999 and Audited Financial Statement for the year of ____, are true, correct and accurate.

         IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto, as of the date first above written.


                                 TENANT: Urjet Backbone Network, Inc.
                                 a Nevada corporation


                                 By:    /S/ Mary E. Blake
                                       ------------------------------
                                 Name:  Mary E. Blake
                                       ------------------------------
                                 Its:   Secretary
                                       ------------------------------


                                 By:
                                       ------------------------------
                                 Name:
                                       ------------------------------
                                 Its:
                                       ------------------------------



                                 LANDLORD:
                                 DOWNTOWN PROPERTIES III, LLC
                                 a California Limited Liability Company


                                 By:   G & Y Restaurants, Inc., Manager

                                 By:    /S/ Goodwin Gaw
                                       ------------------------------
                                 Name:  Goodwin Gaw
                                       ------------------------------
                                 Its:   President
                                       ------------------------------

                                    EXHIBIT A

                             FLOOR PLAN OF PREMISES

                                [TO BE ATTACHED]

                                    EXHIBIT B

                              RULES AND REGULATIONS


         1. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such tenants or persons. Tenant shall not obstruct any sidewalks, halls, passages, corridors, exits, entrances, courts, lobby areas, vestibules, garages, parking areas, elevators, escalators, or stairways in and about the Building (collectively, the "Common Areas"). Such Common Areas are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

         2. Tenant shall not commit any act or permit any thing in or about the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on in or about the Building or for any other reason.

         3. Tenant shall not use the Building for lodging, sleeping, cooking, or for any immoral or illegal purpose or for any purpose that will damage the Building, or the reputation thereof or for any purposes other than those specified in the Lease.

         4. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

         5. Tenant shall not bring or keep within the Building any bicycle or motorcycle.

         6. Tenant shall not conduct mechanical or manufacturing operations, cook or prepare food, or place or use any inflammable, combustible, explosive, or hazardous fluid, chemical, device, substance or material in or about the Building without the prior written consent of Landlord. Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities or by Landlord from time to time in connection with security, fire and panic safety and fire prevention and shall not commit any act, or permit any object to be brought or kept in the Building, which shall result in a change of the rating of the Building by the Insurance Services Office or any similar person or entity. Tenant shall not commit any act or permit any object to be brought or kept in the Building which shall increase the rate of fire insurance on the Building or on property located therein. Tenant shall provide Landlord with a name of a designated responsible employee to represent Tenant on all matters pertaining to fire or security regulations. Tenant shall cooperate fully in all matters concerning fire and other emergency procedures.

         7. Tenant shall not use the Building for manufacturing or for the storage of goods, wares or merchandise, except as such storage may be incidental to the use of the Premises for general office purposes and except in such portions of the Premises as may be specifically designated by Landlord for such storage. Tenant shall not occupy the Building or permit any portion of the Building to be occupied for the manufacture or direct sale of liquor, narcotics, or tobacco in any form, or as a medical office, barber shop, manicure shop, music or dance studio or employment agency. Tenant shall not conduct in or about the Building any auction, public or private, without the prior written approval of Landlord.

         8. Tenant shall not install or use in the Building any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator or any other similar apparatus without the express prior written consent of Landlord, and then only as Landlord may direct.

         9. Tenant shall not use in the Building any machines, other than standard office machines such as typewriters, calculators, copying machines and similar machines, without the express prior written consent of Landlord. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. Tenant shall not install, maintain or operate upon the Premises any vending machine without the consent of Landlord.

         10. Tenant shall move all freight, supplies, furniture, fixtures and other personal property into, within and out of the Building only at such times and through such entrances as may be designated by Landlord, and such movement of such items shall be under the supervision of Landlord. Landlord reserves the right to inspect all such freight, supplies, furniture, fixtures and other personal property to be brought into the Building and to exclude from the Building all such objects which violate any of these rules and regulations or the provisions of the Lease. Tenant shall not move or install such objects in or about the Building in such a fashion as to unreasonably obstruct the activities of other tenants, and all such moving shall be at the sole expense, risk and responsibility of Tenant. Prior to permitting access into the Building of the moving company or other persons performing such moving activities, Landlord may require from such moving company or other persons evidence of insurance reasonably acceptable to Landlord, from an insurer and with coverage and amounts reasonably acceptable to Landlord, covering the moving activities and naming Landlord and its managing agent as additional insureds. Tenant shall not use in the delivery, receipt or other movement of freight, supplies, furniture, fixtures and other personal property to, from or within the Building, any hand trucks other than those equipped with rubber tires and side guards. Any freight elevator shall be available for use by Tenant in common with other tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

         11. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, and are permitted by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or ether property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

         12. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building, except in the refuse containers provided therefor, Tenant shall not introduce into the Building any substance which might add an undue burden to the cleaning or maintenance of the Premises or the Building, and Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord. Tenant shall exercise its best efforts to keep the Common Areas clean and free from rubbish.

         13. Tenant shall use the Common Areas only as a means of ingress and egress, and Tenant shall permit no loitering by any persons upon Common Areas or elsewhere within the Building. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Neither Tenant nor any employee or invitee of Tenant shall enter the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Building without the express prior written consent of Landlord.

         14. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building.

         15. Landlord shall have the right to designate the area or areas, if any, in which Tenant and Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors may park vehicles, and Tenant and its servants, employees, contractors, jobbers, agents, licensees, invitees, guests, and visitors shall observe and comply with all driving and parking signs and markers within and about the Building. All parking ramps and areas and any pedestrian walkways, plazas or other public areas forming a part of the Building or the land upon which the Building is situated shall be under the sole and absolute control of Landlord, who shall have the exclusive right to regulate and control those areas.

         16. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose than the purpose for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefor.

         17. Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building, without the express prior written consent of Landlord, and as Landlord may direct. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person. Without limitation upon any of the provisions of the Lease, Tenant shall refer all contractors' representatives, installation technicians, janitorial workers and other mechanics, artisans and laborers rendering any service in connection with the repair, maintenance or improvement of the Premises to Landlord for Landlord's supervision, approval and control before performance of any such service. This Paragraph 17 shall apply to all work performed in the Building, including without limitation installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Building. Plans and specifications for such work prepared at Tenant's sole expense, shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. All installations, alterations and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph and similar wires are to be introduced to the Premises and the location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the express prior written approval of Landlord. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Premises and, if linoleum or other similar floor covering is to be used, such use shall be subject to the prior written approval of Landlord, and Landlord may require, among other things, that an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water. The use of cement or other similar adhesive material is expressly prohibited.

         18. No signs, awnings, showcases, advertising devices or other projections or obstructions shall be attached to the outside walls of the Building or attached or placed upon any Common Areas. No window shades, blinds, drapes or other window coverings shall be installed in the Building without the express prior written consent of Landlord. No sign, picture, advertisement, window display or other public display or notice shall be inscribed, exhibited, painted or affixed by Tenant upon or within any part of the Premises in such a fashion as to be seen from the outside of the Premises or the Building without the express prior written consent of Landlord. In the event of the violation of any of the foregoing by Tenant, Landlord may remove the articles constituting the violation without any liability and Tenant shall reimburse Landlord for the expense incurred in such removal upon demand as additional rent under the Lease. Interior signs on doors and upon the Building directory shall be subject to the express prior written approval of Landlord and shall be inscribed, painted, or affixed by Landlord at the expense of Tenant. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building, unless explicitly permitted elsewhere in this Lease, and Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

         19. Tenant shall not use the name of the Building or of the Landlord in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia or any other similar item without Landlord's express prior written consent, except for the purpose of identifying Tenant's address.

         20. Tenant shall be entitled to have its name entered upon the directory of the Building. In the event that Tenant wishes to have additional entries made upon the Building directory for the names of employees of Tenant who occupy office space within the Premises, such entries may be allowed by Landlord in its reasonable discretion, and Landlord may require that Tenant pay a reasonable fee for each such additional entry. However, the directory of the Building is provided primarily for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom at any time. All entries upon the Building directory shall be in uniform print of a size, style and format selected by Landlord.

         21. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant, through placement of objects upon window sills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling and heating systems of the Building by keeping corridor doors closed and by closing drapes and other window coverings when the suns rays fall upon windows of the Premises and at the end of the business day. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety or lighting systems, nor shall Tenant tamper with or change the setting of any thermostat or temperature control valves in the Building. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

         22. Subject to applicable fire or other safety regulations, all doors opening onto Common Areas and all doors upon the perimeter of the Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress. If Tenant uses the Premises after regular business hours or on non-business days Tenant shall lock any entrance doors to the Building or to the Premises used by Tenant immediately after using such doors.

         23. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Tenant shall not request employees of Landlord to perform any work or do anything outside of their regular duties unless under special instructions from Landlord or the project manager for the Building. Tenant shall not request any employee of Landlord to admit any person (Tenant or otherwise) to any office without specific instructions from Landlord or the project manager for the Building. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contract with nor render free or paid services to Tenant or Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests or visitors. In the event that any of Landlord's employees perform any such services, such employees shall be deemed to be the agents of Tenant regardless of whether or how payment is arranged for such services, and Tenant hereby indemnifies and holds Landlord harmless from any and all liability in connection with any such services and any associated injury or damage to property or injury or death to persons resulting therefrom.

         24. All keys to the exterior doors of the Premises shall be obtained by Tenant from Landlord, and Tenant shall pay to Landlord a reasonable deposit determined by Landlord from time to time for such keys Landlord will furnish Tenant, free of charge except for the deposit, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Building, nor shall Tenant make any changes in existing locks or the mechanisms thereof. Tenant shall, upon the termination of its tenancy, provide Landlord with the combination locks on safes, safe cabinets and vaults and deliver to Landlord all keys to the Building, the Premises and all interior doors, cabinets, and other key-controlled mechanisms therein, whether or not such keys were furnished to Tenant by Landlord. In the event of the loss of any key furnished to Tenant by Landlord, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such a change.

         25. Access may be had by Tenant to the Common Areas and to the Premises at any time between the hours of 8:00 A.M. and 6:00 P.M., Monday through Friday, legal holidays excepted. At other times access to the Building may be refused unless the person seeking admission is known to the watchman in charge, if any, and/or has a pass or is properly identified. Tenant shall be responsible for all persons for whom Tenant requests passes, and shall be liable to Landlord for all acts of such persons. In the event Building has, or there is subsequently, a card access system for using the elevators at other than normal operating hours for the Building, Landlord may deny access to any area served by the elevators by anyone not having the necessary elevator access card. Landlord shall in no case be liable for damages for the admission or exclusion of any person from the Building. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building for the safety of tenants and protection of property in the Building.

         26. Landlord shall not be responsible for, and Tenant hereby indemnifies and holds Landlord harmless from any liability in connection with, the loss, theft, misappropriation or other disappearance of furniture, furnishings, fixtures, machinery, equipment, money, jewelry or other items of personal property from the Premises or other parts of the Building, regardless of whether the Premises or Building are locked at the time of such loss.

         27. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals, except for seeing-eye dogs when accompanied by their masters.

         28. Tenant shall provide to Landlord upon the execution of the Lease such identifying information as the Landlord shall request, including but not limited to residence addresses, residence telephone numbers, social security numbers and driver's license or comparable identification numbers, regarding Tenant (if Tenant is an individual or individuals), all general partners of Tenant (if Tenant is a partnership), and all officers of Tenant (if Tenant is a corporation). Tenant shall promptly advise Landlord of any change or addition to the information provided and shall confirm the accuracy of the information previously provided as may be requested by Landlord from time to time. Tenant shall designate in writing to Landlord one or more of such persons as Tenants representatives for Landlord to contact if Landlord wishes to reach Tenant outside normal business hours due to an emergency at the Premises or any other reason. However, the decisions as to whether and when to contact such persons shall remain in Landlords sole discretion, and Landlord shall have no liability for any failure or delay in contacting such persons or Tenant in case of an emergency.

         29. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and, except with regard to Tenant's computers and other equipment which require utilities on a twenty-four hours basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

         30. Tenant shall not obtain for use on the Premises, ice, food, beverage, towel or other similar services, or barbering or bootblacking services, except at such hours and under such regulations as may be reasonably fixed by Landlord.

         31. Tenant agrees that Landlord shall have the right to provide to TRW and to any other credit-checking or credit-evaluation service, and to any other landlord, any information regarding Tenant's history of payments on Tenant's monetary obligations under this Lease and such other information as such services or landlords shall collect or request from time to time. Landlord, its agents and the employees of Landlord and its agents shall have no liability for the completeness or accuracy of such information, nor for the uses to which such information is put by any persons or entities receiving such information.

         32. All telephone and other telecommunications service which Tenant wishes to obtain for the Premises shall be at Tenant's sole cost and expense and shall be obtained from telecommunications suppliers and contractors approved by Landlord in writing in advance for work in the Building. Landlord may grant or withhold such approval as to specific suppliers and contractors in Landlord's sole and absolute discretion. Access to the telephone closet on each floor of the Building shall, at Landlord's election, be restricted so that no entry to the closet will be permitted unless Landlord's designated contractor or other representative is present.

         33. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of anyone other than the tenant for whose benefit such waiver was expressly intended, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building, including Tenant.

         34. These Rules and Regulations (including the Parking Rules and Regulations in any Parking Space Rider to this Lease) are in addition to the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event these Rules and Regulations conflict with any provision of the Lease, the Lease shall control.

         35. Landlord reserves the right to make such other and reasonable Rules and Regulations (including Parking Rules and Regulations) as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

         36. For purposes hereof, the terms "Landlord," "Tenant," "Building" and "Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. Whenever Tenant is obligated under these Rules and Regulations to do or refrain from doing an act or thing, such obligation shall include the exercise by Tenant of its best efforts to secure compliance with such obligation by the servants, employees, contractors, jobbers, agents, invitees, licensees, guests and visitors of Tenant. The term "Building" shall include the Premises, and any obligations of Tenant hereunder with regard to the Building shall apply with equal force to the Premises and to other parts of the Building.

                                    EXHIBIT C

                         TENANT IMPROVEMENT WORK LETTER


         1. TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Five Dollars ($5.00) per useable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements, which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount, which exceeds the Tenant Improvement Allowance.

         2. DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE.

            2.1 TENANT IMPROVEMENT ALLOWANCE ITEMS. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                2.1.1 Payment of the fees of the "Architect" and the "Engineers", as those terms are defined in Section 3.1 below;

                2.1.2 The payment of plan check permit and license fees relating to construction of the Tenant Improvements;

                2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, utility usage, parking charges and trash removal costs, and contractors' fees and general conditions;

                2.1.4 The cost of any changes in the Base Building when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by Code;

                2.1.6 The cost of the demising partitions between the Premises and other tenants' premises.

                2.1.7 Sales and use taxes and Title 24 fees; and

                2.1.8 All other costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

            2.2 DISBURSEMENT OF TENANT IMPROVEMENT ALLOWANCE. Landlord shall make one disbursement to Tenant of the entire Tenant Improvement Allowance within thirty-five (35) calendar days after the last to occur of the following:
(i) the recordation of a valid notice of completion of the Tenant Improvements;
(ii) Tenant has delivered to Landlord during the period of construction of the Tenant Improvements, unconditional mechanic's lien releases (progress payment) for each mechanic's lien claimant, all in compliance with the applicable California Civil Code; (iii) unconditional mechanic's lien releases (final payment) have been delivered to Landlord for each mechanic's lien claimants;
(iv) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building, (v) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed, (vi) a Certificate of Occupancy has been issued by the governmental agency(ies) having jurisdiction over the Premises; and (vii) the lien period has expired following recordation of a valid Notice of Completion, and no outstanding mechanics' liens have been recorded against the subject property. Tenant, at Tenant's expense, shall immediately discharge or obtain and file a statutory mechanic's lien release bond in respect of any mechanics' liens which have been recorded against the Premises and/or the Building. Landlord shall only be obligated to make the disbursement of the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items.

                2.2.1 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance subject to the following conditions: (1) to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items; and (2) Tenant has first paid the "Tenant Share". The Tenant Share means the difference between the total cost of all Tenant Improvements, including change orders, and the Tenant Improvement Allowance.


         3. CONSTRUCTION DRAWINGS.

            3.1 SELECTION OF DRAWINGS. Tenant shall retain an architect/space planner approved by Landlord (the "Architect"), to prepare the space plans and Construction Drawings. Tenant shall retain engineering consultants approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises, which work is not part of the Base Building. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings". All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 10.3 of this Lease shall specifically apply to the Construction Drawings.

            3.2 FINAL SPACE PLAN. Tenant shall supply Landlord with two (2) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within ten (10) days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

            3.3 FINAL WORKING DRAWINGS. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, D.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with two (2) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within ten (10) days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

            3.4 APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the City of Los Angeles and any other governmental agency having jurisdiction over the Building and the Premises for all applicable building and other permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

         4. CONSTRUCTION OF THE TENANT IMPROVEMENTS.

            4.1 TENANT'S SELECTION OF CONTRACTORS.

                4.1.1 The Contractor. A General contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor ("Contractor") is subject to approval by Landlord, which approval shall not be unreasonably withheld, and Tenant shall deliver to Landlord notice of its selection of the Contractor upon such selection.

                4.1.2 Tenant's Agents. All contractors, subcontractors, architects, engineers, laborers, materialmen, and suppliers used by Tenant (such contractors, subcontractors, architects, engineers, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval. Tenant shall have the right to competitively bid contractors and/or subcontractors to perform HVAC, electrical, structural and/or Fire, Life Safety improvements, however, Tenant must retain Landlord's structural engineer.

            4.2 CONSTRUCTION OF TENANT IMPROVEMENTS BY TENANT'S AGENTS.

                4.2.1 Construction Contract; Cost Budget. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 2.1.1 through 2.1.8, above, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs").

                4.2.2 Tenant's Agents.

                      4.2.2.1 Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings;
(ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof; inform Tenants Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements. Subject to any rules or regulations enforced by any governmental agency having jurisdiction over the Building and/or the Premises and the Building's General Procedures and Guidelines for Outside Contracts, Tenant and Tenant's Agents shall have the right to perform its alterations twenty-four (24) hours per day, seven (7) days per week except that Tenant or Tenant's Agents shall not perform alterations that Landlord determines will interfere with the business or quiet work provisions of existing tenants (i.e. core drilling, laying raised flooring, etc.) during the hours of 8:00 a.m.

to 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday ("Building Hours"). Landlord reserves the right to further define which of Tenant's activities shall not be performed during Building Hours. During normal Business Hours, Tenant and Tenant's Agents shall have the right to use Landlord's existing personnel, loading docks, electricity, water and related facilities in the Building as may be reasonably necessary to enable Tenant and Tenant's Agents to perform Tenant's Tenant Improvement Work at no charge to Tenant. Such services shall be subject to the ongoing service needs of existing tenants in the Building. Tenant shall also have the non-exclusive right to use Landlord's freight elevators, subject to Section 9.5 of the Lease and the ongoing needs of existing tenants in the Building. Parking for Tenant's contractors and subcontractors shall be offered on an "as available" basis at the then prevailing Building rates.

                      4.2.2.2 Indemnity. Tenant's indemnity of Landlord as set forth in Section 10.3 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant improvements and/or Tenants disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 10.3 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                      4.2.2.3 Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                      4.2.2.4 Insurance Requirements.

                              4.2.2.4.1 General Coverages. All of Tenant's
Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 10.1 and Exhibit D of this Lease.

                              4.2.2.4.2 Special Coverages. Tenant shall carry
"Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Article 10.1 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Exhibit D of this Lease.

                              4.2.2.4.3 General Terms. Certificates for all
insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days' prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Tenant Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of the Tenant Improvements and naming Landlord as a co-obligee.

                4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturers's specifications.

                4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, hearing, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenants's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's party, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

                4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend all such meetings and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, on a weekly basis, Tenant shall prepare a written status report, outlining the progress of the Tenant Improvements, and promptly deliver a copy of same to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

            4.3 NOTICE OF COMPLETION; COPY OF RECORD SET OF PLANS. Within ten
(10) days after completion of the construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of mylar as-built drawings are true and correct, which certification shall survive the expiration of termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within thirty (30) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

         5. TENANT'S CONSTRUCTION REPRESENTATIVE. Tenant hereby authorizes the person designated in Item 14 of the Basic Lease Provisions as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittal and issuing requests for changes with respect to the Tenant Improvement work contemplated herein, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

         6. LANDLORD'S ENGINEERING THIRD PARTY FEES. Tenant shall reimburse Landlord for any and all reasonable engineering, architectural, consultant or other third party fees incurred by landlord pertaining to its review and approval of any improvements proposed by Tenant. Tenant shall reimburse landlord within fifteen (15) days from Landlord's presentation to Tenant of invoice(s) for such fees.

         7. STRUCTURAL REINFORCEMENT. Tenant shall, at Tenant's sole cost and expense, be responsible for any structural reinforcement to the Building which may be required to accommodate the improvements contemplated herein. Any such improvements and structural reinforcement shall be subject to Landlord's prior written approval, in Landlord's sole and absolute discretion.

         8. FIRE SUPPRESSION SYSTEM. Subject to Landlord's prior approval, Tenant shall be permitted, at Tenant's sole cost and expense, to construct a dry pipe and pre-action system for the Premises. Landlord agrees that Tenant may remove all of the existing wet sprinkler system in the Premises, however, at Landlord's election, Tenant shall, at Tenant's expense, restore the sprinkler system to its original condition upon expiration or earlier termination of the Lease. The new pre-action system shall be permitted to be constructed in the Premises and will be connected with the Building's alarm system located on the ground floor.

                                    EXHIBIT D

                           TENANT ESTOPPEL CERTIFICATE


The undersigned, ___________________________________________ ("Tenant"),
certifies to East-West Bank ("Lender"), as follows:

         1. Attached to this Certificate is a true and complete copy of the lease dated _______________________ 19__, between Downtown Properties III, LLC ("Landlord"), and Tenant (the "Lease"), the demised premises of which ("Premises") are located at 700 Wilshire Boulevard, Los Angeles, California, which Premises are more particularly described in the Lease. The Lease (as attached) represents the entire agreement between the parties as to the Premises, is now in full force and effect, and has not been amended, modified or supplemented, except as set forth in Paragraph 5 below.

         2. The term of the Lease commenced on _______________________ , 200__.
Rent [commenced] [will commence] to accrue on _______________________ , 200__.

         3. Tenant [began] [will begin] to occupy the Premises on _______________________ , 200__.

         4. The initial term of the Lease shall expire on _______________________ , 200__, with _______ renewal option(s) of a period of_______ years each.

         5. The Lease has not been amended, modified, supplemented, extended, renewed or assigned except: ___________________________________________________.

         6. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied, including the satisfactory construction of all tenant improvements to be constructed on the Premises by Landlord.

         7. Tenant has not received any notice of any sale, pledge, transfer or assignment of the Lease or of the rentals under the Lease by Landlord to any person other than Lender.

         8. The amount of monthly rent is currently $___________________.

         9. The amount of the security deposit (if any) deposited by Tenant is $___________________. No other security deposits have been made.

         10. Tenant is paying the full rental under the Lease, which rental has been paid in full as of the date of this Certificate. No rental under the Lease has been paid for more than thirty (30) days in advance of its due date.

         11. There are no defaults on the part of Landlord under the Lease, and there are no events currently existing which would, with the lapse of time or the giving of notice or both, give Tenant the right to cancel or terminate the Lease.

         12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

         13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

         14. There are no actions, whether voluntary or otherwise, pending against Tenant or any guarantor of Tenant's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state.

         15. Tenant represents and warrants that is has not used, generated, released, discharged, stored or disposed of any hazardous waste, hazardous substances, toxic waste, toxic substances or related materials (collectively, "Hazardous Materials") on, under, in or about the Premises, or transported any Hazardous Materials to or from the Premises, other than Hazardous Materials used in the ordinary and commercially reasonable course of Tenants business in compliance with all applicable laws.

         16. Tenant's address for notices under the terms of the Lease is:
______________________________________________________________________________.

         17. Tenant acknowledges that Lender is making a loan to Landlord for the purpose of financing Landlord's ownership of the Property and that Lender is relying upon the representations made in this Certificate in funding such loan.


DATE: _______________________ , 200__        Tenant:

                                    EXHIBIT E

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

East-West Bank
475 Huntington Drive
San Marino, California 91108
Attention: __________________________


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN
 THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY
            THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.


         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made as of, by Downtown Properties III, LLC, a California limited liability company ("Landlord"), _________________ ("Tenant"), and EAST-WEST BANK, a California banking corporation ("Lender").


                                    RECITALS

         A. Landlord is the owner of the real property described on Exhibit "A" (the "Property").

         B. Lender is the payee of the Promissory Note of this date in the principal amount of $__________ made by Landlord (the "Note"). The performance of Landlord's obligations under the Note is secured by a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing of this date executed by Landlord for the benefit of Lender (the "Deed of Trust").

         C. Tenant and Landlord entered into the ______________________________ (the "Lease") dated as of ____________________, pursuant to which Landlord leased to Tenant part of the Property more particularly described in the Lease (the "Premises").

         D. Lender requires the execution and delivery of this Agreement as a condition precedent to its making the Loan evidenced by the Note.


AGREEMENT

         1. SUBORDINATION. The Deed of Trust and all amendments, modifications and replacements, shall be at all times a lien on the Property prior to the Lease, to the leasehold estate created by the Lease and to all rights and privileges of Tenant under the Lease.

         2. NON-DISTURBANCE. So long as Tenant is not in default in the performance of the requirements of the Lease, and so long as Tenant observes the provisions of Section 4 of this Agreement, Lender agrees that the Lease and the rights of Tenant under the Lease shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms of the Lease or this Agreement.

         3. ATTORNMENT. If Landlord's interest in the Property is transferred by reason of foreclosure, trustee's sale or other proceeding for enforcement of the Deed of Trust or by deed in lieu of foreclosure, and if Tenant is not in default under the Lease, any "Purchaser" (as defined in Section 5(b) below) shall be bound to Tenant, and Tenant shall be bound to such Purchaser, under all of the terms, covenants and conditions of the Lease (except as provided in Section 5(b) below) for the balance of the its term and any extensions or renewals which may be effected in accordance with any option for extensions or renewals in the Lease, with the same force and effect as if Purchaser were the original landlord under the Lease. Tenant attorns to Purchaser as the landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to Landlord's interest in the Property.

         4. PAYMENT OF RENTS AFTER DEFAULT.

            (a) Tenant agrees, upon receipt of a notice from Lender that a default has occurred under the terms of the Note, Deed of Trust, or any other documents or agreements executed in connection with or related to them (collectively, the "Loan Documents"), to pay rent to Lender in accordance with the terms of the Lease.

            (b) In complying with the provisions of Section 4(a) hereof, Tenant shall be entitled to rely solely upon a notice of the occurrence of a default under the Loan Documents given by Lender and Landlord agrees to indemnify and hold Tenant harmless from and against any loss, claim, damage or liability arising out of Tenant's compliance with such notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Lender in accordance with the provisions of Section 4(a) above to the same extent as if such rents were paid directly to Landlord. Any dispute between Lender and Landlord as to the existence or continuance of a default by Landlord under the terms of the Loan Documents, or with respect to the extent or nature of such default, or with respect to foreclosure of the Deed of Trust by Lender, shall be dealt with and adjusted solely between Lender and Landlord, and Tenant shall not be made a party to any such dispute unless required by law.

         5. LIMITATION OF LIABILITY.

            (a) Lender shall have no obligation to perform any covenant of Landlord as landlord under the Lease until Lender obtains title to tire Premises by power of sale, judicial foreclosure or deed in lieu of foreclosure or obtains possession of the Premises pursuant to the terms of the Deed of Trust.

            (b) Notwithstanding any other provision of this Agreement, no transferee (including, without limitation, Lender) of the interest of Landlord as a result of a foreclosure, trustee's sale or other proceeding (each, a "Purchaser") shall:

                (i) be liable for any damages or other relief attributable to any act or omission or breach of warranty of any prior landlord under the Lease (including, without limitation, Landlord);

                (ii) be liable for any damages or other relief attributable to any defects in construction with respect to the Premises;

                (iii) be subject to any offsets or defenses which Tenant may have or might have had against any prior landlord (including, without limitation, Landlord) prior to the date of Purchaser's acquisition of Landlord's interest in the Property;

                (iv) be bound by any prepayment by Tenant of more than one month's installment of rent or by any modification of or amendment to the Lease, unless such prepayment, amendment or modification shall have been approved in writing by Lender or by any subsequent beneficiary under the Deed of Trust;

                (v) be liable for the return of any security deposit unless such security deposit shall have been actually received by Lender; or

                (vi) have any obligation to perform or incur any liability resulting from the failure to perform any of Landlord's construction obligations under the Lease.

            (c) Anything in this Agreement or in the Lease to the contrary notwithstanding, if any Purchaser shall acquire title to the Property, Purchaser shall have no obligation, nor incur any liability, beyond the then interest if any, of Purchaser in the Property and Tenant shall look exclusively to such interest of Purchaser, if any, in the Property for the payment and discharge of any obligations imposed upon Purchaser in this Agreement or under the Lease, and Purchaser is released and relieved of any other liability under this Agreement and under the Lease. As regards such Purchaser, Tenant shall look solely to the estate or interest owned by Purchaser in the Property and Tenant will not collect or attempt to collect any such judgment out of any other assets of Purchaser. By executing this Agreement, Landlord specifically acknowledges and agrees that nothing contained in this Section 5(c) shall impair, limit, affect, lessen, abrogate or otherwise modify the obligations of Landlord to Tenant under the Lease.

         6. ADVANCE RENT AND LEASE MODIFICATION. Tenant agrees that during the term of the Lease, without Lender's prior written consent, Tenant will not:

            (a) pay any rent or additional rent more than one month in advance to any landlord (including, but not limited to, Landlord); or

            (b) cancel, terminate or surrender, except at the normal expiration of the Lease term, the Lease or enter into any amendment or modification of the Lease,

         7. NO MERGER. Landlord, Tenant and Lender agree that unless Lender shall otherwise consent in writing, Landlord's estate in the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct notwithstanding the union of such estates either in Landlord or Tenant or any third party by purchase, assignment or otherwise.

         8. NOTICE OF LANDLORD DEFAULT. Tenant shall send a copy of any notice of default or similar statement under the Lease to Lender at the same time such notice or statement is sent to Landlord under the Lease. Such notices shall be delivered to Lender in the manner and at the addresses set forth in Section 15 below.

         9. CURE RIGHTS. Tenant agrees to accept from Lender a cure of any breach by Landlord under the Lease.

         10. ONLY SUBORDINATION AGREEMENT. This Agreement shall be the only agreement with regard to the subordination of the Lease and Tenant's leasehold estate, together with all rights and privileges of Tenant under the Lease, to the Lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Lease and the Deed of Trust, any prior agreements as to such subordination, including, without limitation, those provisions contained in the Lease which provide for the subordination of the Lease and Tenant's leasehold estate to a deed or deeds of trust or to a mortgage or mortgages.

         11. MISCELLANEOUS.

            (a) NOTICES. Any notice, demand or request required under this Agreement shall be given in writing at the addresses set forth below by personal service; telecopy; overnight courier; or registered or certified, first class mail, return receipt requested.

                    If to Landlord:
                                    ____________________________
                                    ____________________________
                                    ____________________________
                                    ____________________________
                                    Fax No.:____________________


                    If to Tenant:
                                    ____________________________
                                    ____________________________
                                    ____________________________
                                    ____________________________
                                    Fax No.:____________________


                    If to Lender:
                                    East-West Bank
                                    475 Huntington Drive
                                    San Marino, California 91108
                                    Attention: _________________
                                    Fax No.: (626) 441-3035

Such addresses may be changed by notice to the other parties given in the same manner as required above. Any notice, demand or request shall be deemed received as follows: (i) if sent by personal service, at the time such personal service is effected; (ii) if sent by telecopy, upon the sender's receipt of a confirmation report indicating receipt by the recipient's telecopier; (iii) if sent by overnight courier, on the business day immediately following deposit with the overnight courier; and (iv) if sent by mail, 48 hours following deposit in the mail.

            (b) GOVERNING LAW. All questions with respect to the construction of this Agreement and the rights and liabilities of the parties to this Agreement shall be governed by the laws of the State of California.

            (c) BINDING ON SUCCESSORS. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of each of the parties to this Agreement.

            (d) ATTORNEYS' FEES. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for any breach of this Agreement, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees, costs and expenses incurred by the prevailing party.

            (e) COUNTERPARTS. This Agreement may be executed in any number of original counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The original signature page of any counterpart may be detached from such counterpart and attached to any other counterpart identical to such counterpart (except having additional signature pages executed by other parties to this Agreement) without impairing the legal effect of any such signature(s).

            (f) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties in respect of the subject matter of this Agreement and supersedes all prior agreements and understandings with respect to such subject matter, whether oral or written.

            (g) AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the parties to this Agreement.

            (h) SEVERABILITY. If any part of this Agreement is declared invalid for any reason, such shall not affect the validity of the rest of the Agreement. The other parts of this Agreement shall remain in effect as if this Agreement had been executed without the invalid part. The parties declare that they intend and desire that the remaining parts of this Agreement continue to be effective without any part or parts that have been declared invalid.


         NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS TUE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.


By:__________________________________

                                    EXHIBIT F

             NOTICE AND AGREEMENT REGARDING LIMITED SCOPE SUBLEASE,

        LICENSE OR CO-LOCATION AGREEMENT FOR TELECOMMUNICATIONS PURPOSES

TO:                                      FROM:
DOWNTOWN PROPERTIES, L.L.C.              _________________________________   _________________________________
a California Limited Liability Company   _________________________________   _________________________________
_________________________________        _________________________________   _________________________________
Los Angeles, CA 90017                    _________________________________   _________________________________
("Landlord")                             ("Tenant")                          ("Tenant's Licensee")

LOCATION:                                Los Angeles, California

DATE:                                    _______________________

RECITALS
--------

         This Notice and Agreement is hereby given to Landlord by Tenant and Tenant's Licensee. Landlord and Tenant are the current parties to a lease dated ___________________________, as amended to date (the "Master Lease"), concerning certain "Premises" (as defined in the Master Lease) in Landlord's building at (the "Building"). Tenant's Licensee, concurrently herewith, is entering into a written agreement with Tenant calling for Tenant's Licensee to have limited rights of access to and use of certain equipment space (the "Equipment Space") in the Premises for the installation and operation of equipment of Tenants Licensee. Such equipment will be connected with the telecommunications system of Tenant. Regardless of whether such written agreement is called by Tenant and Tenants Licensee a sublease, a license, or a co-location agreement, or is called by some other name, it is referred to herein as the "License". The Equipment Space is more specifically described in the License. As more specifically described in the Master Lease, this Notice and Agreement is given to satisfy the conditions to the effectiveness of Landlords advance consent in the Master Lease to transactions such as this one.

         Therefore, in consideration of their mutual covenants in this Consent, Tenant and Tenant's Licensee agree as follows for the benefit of Landlord:

SPECIFIC TERMS
--------------

         1. FORM OF LICENSE. Tenant represents and warrants to Landlord that the License conforms to and is consistent with the provisions of the Master Lease. Tenant agrees to provide a complete copy of the License to Landlord if Landlord requests that in writing.

         2. MASTER LEASE. Tenant and Tenants Licensee agree that the Master Lease is and shall remain in all respects prior and superior to the License and is not being modified by the License. Landlord is not joining in nor bound by any agreement, representation or warranty contained in the License. Any matter that requires Landlord's approval under the Master Lease shall continue to require such approval. Tenants Licensee shall obtain directly from Tenant any copies Tenant's customer requires of the applicable terms of the Master Lease, and Landlord shall have no obligation in that regard. Upon any termination of the Master Lease, whether due to agreement, default or expiration of the term, Tenant's Licensee shall immediately surrender possession of the Premises, including the Equipment Space, to Landlord. Tenant agrees to be liable to Landlord for any violation by Tenants Licensee of any provisions of the Master Lease.

         3. SCOPE OF LANDLORD'S CONSENT. Landlord's advance consent in the Master Lease to this transaction is not a waiver of any of Landlord's rights under the Master Lease as to Tenant. Such advance consent shall not constitute or be construed as a consent to any other sublease, assignment, hypothecation, conveyance of any nature, license, co-location agreement or other agreement for use or occupancy of any portion of the Premises, except as provided in the Master Lease.

         4. ADDITIONAL AGREEMENTS BY TENANT'S LICENSEE. Tenant's Licensee agrees to use the Equipment space only for the limited purposes described in the Recitals above, to enter the Premises only when accompanied by a representative of Tenant, and to comply with all Landlord's Building Rules in effect from time to time of which Tenant's Licensee has notice. Similarly, Tenant's Licensee agrees not to violate any provisions of the Master Lease of which Tenant's Licensee has notice. Without limiting the foregoing, Tenant's Licensee agrees immediately to repair any damage to the Premises or Building caused by the installation, operation, maintenance or removal of the equipment of Tenant's Licensee or, at Landlord's election, to reimburse Landlord upon billing for the costs of such repairs.

         Tenant's Licensee acknowledges that the fireproofing on the structural steel in some portions of the Building contains asbestos, a substance known to the state of California to cause cancer, and agrees not to undertake any work or action which might disturb or damage such fireproofing.

         Tenant's Licensee hereby waives on behalf of itself, and agrees to defend, indemnify and hold harmless Landlord, its agent and their respective officers, directors, shareholders, agents and employees (collectively, the "Landlord Group") from and against, any and all claims, actions, losses, expenses, and liabilities (collectively, "Claims") arising from or related in any way to the presence in or about the Premises or the Building (or use of the Premises or the Building) by Tenant's Licensee or its employees, contractors, guests or invitees (including but not limited to Claims for bodily injury, property damage, lost profits, loss of data, or interruptions in service), whether or not such Claims arise out of any negligence of Tenant's Licensee or the Landlord Group. Such waiver and indemnity agreement by Tenant's Licensee shall not apply to Claims to the extent arising out of the willful misconduct or breach of this Agreement by Landlord; provided, however, that in no event shall Landlord be liable to Tenant's Licensee for, nor be obligated to indemnify or hold Tenant's Licensee harmless against, any actual or alleged damages for lost profits, loss of data, interruptions in service, or other indirect, incidental, consequential or punitive damages of any kind.

         Tenant's Licensee shall maintain throughout the License term liability insurance with a combined single limit of at least $1,000,000 covering the activities of Tenant's Licensee in and about the Building. Such insurance shall be issued by a carrier duly licensed in California and having a rating of B+ or better in Best's Insurance Guide. Such insurance shall include an endorsement naming Landlord and its managing agent as additional insureds with respect to any incidents in or about the Building and shall not be cancelable without at least 30 days' prior written notice to Landlord. Tenant's Licensee shall provide to Landlord evidence reasonably acceptable to Landlord of such insurance coverage.

         5. MISCELLANEOUS. This Notice and Agreement supersedes all prior oral and written offers or agreements between the parties with respect to its subject matter. This Notice and Agreement is part of and shall be attached to the Master Lease. The Master Lease may be amended only in a writing signed by Landlord and Tenant. All terms of the existing Master Lease not expressly affected or altered by this Notice and Agreement remain in full force. Landlord shall be deemed a third party beneficiary of the agreements of Tenant and Tenant's Licensee in this Notice and Agreement, and Landlord shall be entitled to enforce such agreements.

         IN WITNESS WHEREOF, this Notice and Agreement has been duly executed by the parties as of the date first above written.

         TENANT:                             TENANT'S LICENSEE:
         _______________________________     _______________________________
         _______________________________     _______________________________

         By:____________________________     By:____________________________
           Its _________________________       Its _________________________

         By:____________________________     By:____________________________
           Its _________________________       Its _________________________

                          BACKUP POWER GENERATOR RIDER


         1. All terms of the Lease which have not been expressly altered by this Backup Power Generator Rider shall remain in full force and effect.

         2. The parties acknowledge that Landlord has installed or intends to install a Backup Power Generator in the Building. Tenant is granted the right to use up to 50 kilowatts of backup power from such Backup Power Generator in the event of an interruption of normal electrical service to the Premises during the Lease term. Such right of Tenant is conditioned upon Tenant's paying Landlord, upon execution of this Lease, a one-time nonrefundable fee in an amount of Twenty Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($28,750.00) based upon Five Hundred and Seventy Five Dollars ($575.00) per kilowatt of additional backup power so reserved. In addition, Tenant shall pay the costs to connect Tenant's Premises to the Backup Power Generator as described in Section 5 below.

         3. Tenant shall pay Landlord as additional rent under the Lease a monthly sum as prescribed below to cover Landlord's costs of operation, use, maintenance, fuel, oil, governmental permits, licenses and fees, insurance. Landlord's profit and administration and other expenses relating to the Backup Power Generator. The monthly amount of such additional rent initially shall be Two Hundred Dollars ($200.00) per month based upon Two Dollar ($2.00) per kilowatt of backup power per month. Such monthly amount may be increased annually during the term of the Lease by the percentage increase in the consumer price index. Each additional monthly cut payment described in this section shall be due on the first day of each month with Tenant's other rent payments, with the first such payment due at the commencement of the Lease term.

         4. Tenant's use of such backup power shall be in accordance with such rules and regulations as may be established by Landlord from time to time.

         5. Landlord shall repair and maintain the Backup Power Generator, provided that Tenant shall reimburse Landlord upon demand, as additional rent hereunder, for the cost of any repairs or extraordinary maintenance for the Backup Power Generator necessitated by acts of Tenant or Tenant's employees, contractors, assignees, sublessees, agents, licensees or invitees. In addition, any installation of equipment (including but not limited to a transfer switch), conduit, wiring or cabling in the Premises or the Building for the purpose of enabling Tenant to access the Backup Power Generator shall be performed by Landlord in accordance with plans and specifications approved by the parties in writing in advance, and Tenant shall reimburse Landlord for the costs of such installation, including, but not limited to, design fees, costs of demolition and construction, and Landlord's administrative fee equal to ten percent (10%) of the other costs.

         6. The provision of Backup Power Generator service by Landlord to Tenant shall be subject to the limitations on Landlord's liability set forth in Sections 9.6 and 27.2 of the Lease.

         7. This Backup Power Generator Rider supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. This Backup Power Generator Rider is part of and shall be attached to the Lease.

         8. All terms of the Lease which have not been expressly altered by this Backup Power Generator Rider shall remain in full force and effect.

                        TELECOMMUNICATIONS CONDUIT RIDER


         1. LICENSE FOR USE OF CONDUIT. Landlord hereby grants to Tenant a license, revocable by Landlord as described in Section 6 below, to use the conduit space described below (the "Conduit Space"). Tenant shall use the Conduit Space solely for telecommunications cable to connect the Premises to the premises of other telecommunications companies that lease space on the floors of the Building through which the Conduit Space passes or to make connections with any offsite telecommunications companies whose facilities may be accessed through the conduits' point of entry. Any such connection shall require the mutual written agreement of Tenant and the other affected telecommunications companies.

         The Conduit Space is contained within ___ (_) four (4)-inch conduit, to be installed by Tenant at Tenant's sole cost and expense, running through the Building from the P-l basement parking level to the Premises. The precise route of the conduit shall be designated by Landlord in its reasonable discretion.

         Access to the conduit closet on each floor in the Building through which the conduit pass shall, at Landlord's election, be restricted so that no entry to the closet will be permitted unless Landlord's designated contractor or other representative is present. Landlord may require installation of the conduit itself, cable in the Conduit Space or any connection of Tenant's cable to the Premises or cable of other tenants in the Building or offsite telecommunications companies to be performed by Landlord's approved contractor. All costs of such installations and connections (including but not limited to Landlord's administrative fee) and the ongoing use and maintenance of such items shall be at Tenants sole expense. Tenant shall pay Landlord any costs incurred by Landlord, together with Landlord's administrative fee, within ten days after Tenant's receipt of a bill for such items. Tenant's use of the Conduit Space and such cable and connecting lines shall comply with all applicable laws, the other provisions of the Lease, and such Building Rules as are adopted by Landlord from time to time, and shall not interfere in any way with the operation of the Building or with the use by any other tenant of the Building of such tenant's premises or the common areas of the Building. All required cabling and connecting lines shall be installed out of sight.

         Prior to any installation of cable in the Conduit Space or connecting lines to the Premises or the premises of other tenants, Tenant shall obtain Landlord's written approval as set forth in Section 29.3 of the Lease, and in the case of connecting lines to the Premises or cable systems of another tenant or offsite companies, obtain the written consent of such other tenants or offsite companies to the work.

         2. LICENSE FEE. Tenant shall be obligated to pay Landlord a monthly license fee for use the Conduit Space for the ___ (_) four (4)-inch conduit, such fee shall be $2.O0 per lineal foot per month for each four (4) inch conduit installed by Tenant, adjusted annually by the consumer price index.

         3. INDEMNITY AND WAIVER. Tenant hereby agrees to indemnify and hold harmless Landlord, its agents, officers, directors, partners, employees, affiliates and successors in interest (collectively, the "Landlord Group") from and against any and all claims (including but not limited to claims for bodily injury or property damage), actions, mechanic's liens, losses, liabilities, and expenses (including reasonable attorney fees and costs of defense by Landlord's legal counsel) (collectively, "Claims"), which may arise from the installation, operation, use, maintenance or removal of the cable and connecting lines pursuant to this Rider and the Lease. Similarly, Tenant shall pay upon demand by Landlord the costs to repair any damage to the Building caused by such installation, operation, use, maintenance or removal. Tenant hereby waives and releases the Landlord Group from any Claims Tenant may have at any time (including but not limited to Claims relating to interruptions in services) arising out of or relating in any way to the installation, operation, use, maintenance, or removal of the cable and connecting lines described in this Rider and the Lease, whether or not caused by the negligence of any member of the Landlord Group or Landlord's contractors. In no event shall Landlord or any member of the Landlord Group be liable to Tenant for lost profits or consequential, incidental, or punitive damages of any kind.

         4. REMOVAL OF CABLE AND CONNECTING LINES. Tenant agrees that, upon the termination of Tenants license for the Conduit Space as described in Section 6 below, Tenant (or, at Landlord's election, the contractor designated by Landlord) shall promptly remove, at Tenant's sole cost and expense, all cable, connecting lines, and other installations installed under this Rider and the Lease (excepting the conduits themselves, which shall remain the property of Landlord), and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation of such items. If Tenant fails to promptly remove all such items pursuant to this Section 4, or if Landlord elects to have such work performed by Landlord's contractor, Landlord may remove such items installed hereunder, and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation, in which case Tenant agrees promptly to pay Landlords reasonable costs of removal and restoration, including Landlord's administrative fee.

         5. APPLICABILITY OF OTHER PROVISIONS. Except as explicitly provided otherwise herein, Tenant's obligations under the Lease for the protection of the Building, Landlord, the Landlord Group, and third parties, including but not limited to Tenant's obligations regarding maintenance, repairs, mechanic's liens, insurance, attorneys' fees and costs of suit, shall apply in the same fashion with respect to Tenant's use of the Conduit Space and the cable and connecting lines described in this Rider as they do with respect to Tenant's use of the rest of the Premises.

         6. NO LEASE OR EASEMENT OF CONDUIT SPACE: TERMINATION OF LICENSE. Tenant acknowledges that the rights granted to Tenant under this Rider do not constitute a lease if any portion of the Conduit Space nor an easement, but rather constitute a non-exclusive license for use in common with others. Such license is revocable by Landlord at will in Landlord's sole discretion only upon any default by Tenant under the Lease which is not cured within the applicable cure period. Landlord shall retain such rights of revocation notwithstanding any expenditure of money on the installations described herein or other actual or alleged reliance by Tenant. Such revocation shall be made by written notice from Landlord to Tenant. The license shall terminate in any event, without notice from Landlord, upon the expiration or termination of the Lease, Such license is personal to Tenant, and Tenant's rights hereunder may not be assigned (except in connection with a permitted assignment of Tenant's entire interest in the Lease), sub-licensed, or otherwise transferred in any fashion, regardless of whether such an arrangement is called an assignment, a sub-license, a co-location agreement or any other name, Tenant agrees not to permit any third party to place, use or operate their own wiring, cabling or connecting lines in or about the Conduit Space. Any default by Tenant under this Rider shall be deemed to be a default under the Lease. Any charges due from Tenant to Landlord under this Rider shall be deemed to be additional rent for the Premises described in the Lease, and Tenant acknowledges that the availability of the license enhances the value of those Premises. Tenant shall remain obligated for such additional rent for the balance of the Lease term, and shall remain obligated for Tenant's other obligations under this Rider, regardless of whether Tenant actually makes use of the license, or whether Tenant surrenders the license, or whether the license is terminated due to Tenant's default under the Lease.

         7. MISCELLANEOUS. This Rider supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter.

                              PARKING SPACE RIDER


          Provided Tenant is not in default under this Lease and pays the applicable prevailing monthly parking rate in effect from time to time, and subject to this Rider and such other rules and regulations as may be adopted from time to time by Landlord or the operator of the parking facility serving the Building, Tenant and Tenant's authorized employees designated by Tenant ("Authorized Users") shall have the right to use in such parking facility up to the full Tenant's Parking Allotment described in Paragraph K on page 5 of this Lease, on an unreserved monthly basis until the expiration or termination of this Lease. However, if at any time during the term of this Lease, Tenant does not choose to pay for the full number of such parking privileges, Tenant shall not thereafter have the right to recommence the use of the privileges not paid for if other commitments have been made for those privileges in the interim.

         Landlord reserves the right at any time to relocate any parking privileges and to substitute an equivalent number of parking privileges in another parking structure or subterranean parking facility or in a surface parking area within a reasonable distance of the Premises.

         Tenant agrees that it will use its best efforts to cooperate in programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building, to reduce peak levels of commuter traffic. Such programs may include, but shall not be limited to, car pools, van pools and other ride sharing programs, public and private transit, and flexible work hours.

         Tenant and Tenant's Authorized Users shall comply with the Parking Rules and Regulations set forth in this Rider. Landlord reserves the right to modify, add, or delete from time to time such Parking Rules and Regulations as it deems reasonably necessary for the operation of such parking. Landlord may refuse to permit any person who violates the Parking Rules and Regulations to park in the Building parking facility, and any violation of the rules shall subject to the car to removal, at the vehicle owner's expense. Tenant agrees to use its best efforts to acquaint Tenant's Authorized Users and visitors with the Parking Rules and Regulations set forth in this Rider.


PARKING RULES AND REGULATIONS

1. Neither Tenant nor Tenant's Authorized Users shall park vehicles in any parking areas designated by Landlord, the parking operator or governmental entities with jurisdiction for other uses, including use by visitors or other tenants. Tenant and such Authorized Users shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

2. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees or Authorized Users, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allow's any of the prohibited activities described in this Parking Rider, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

3. Tenant shall submit a written notice in a form reasonably specified by Landlord or the parking operator, containing the names, home and office addresses and telephone numbers of those persons who are designated as Authorized Users by Tenant to use the parking privileges on a monthly basis and shall use its best efforts to identify each vehicle by make, model and license number. Such notice, as amended from time to time, is hereafter referred to as the "Parking Notice." No person whose name and address is not contained in the Parking Notice shall have any right to park a vehicle in the area of the Building parking facilities designated for monthly parking, and no person whether or not his name is included in the Parking Notice shall have any right to park in such facilities a vehicle not identified in the Parking Notice without paying the parking charge then applicable for daily parking and parking in the area designated for daily parking.

4. Cars must be parked entirely within the stall lines painted on the floor.

5.       All directional signs and arrows must be observed.

6.       The speed limit within all parking areas shall be 5 miles per hour.

7. Parking is prohibited, unless a floor parking attendant approved by Landlord directs otherwise:

         a. In areas not striped for parking;

         b. In aisles;

         c. Where "No Parking" or "Handicap" signs are posted (except that handicapped persons displaying on their vehicles the legally prescribed identification may park in such "Handicap" areas);

         d. On ramps;

         e. In crosshatched areas; or

         f. In reserved spaces and in such other areas as may be designated by Landlord or the parking operator.

8. Parking stickers or any other device or form of identification supplied by Landlord or the parking operator shall remain the property of Landlord or the parking operator, as the case may be. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification may not be obliterated. Devices are not transferrable, and any device not in the possession of an Authorized User will be void. There will be a replacement charge to the Tenant or Authorized User for loss of any magnetic parking card or outer parking identification device.

9. Every Authorized User is requested to park and lock his own car unless Landlord elects to provide valet parking services, which election shall be at Landlord's sole discretion. All responsibility for damage to or loss of cars or any personal property contained therein is assumed by Authorized Users, and Landlord shall not be responsible for any such damage or loss by water, fire, defective brakes, the act or omission by others, theft, or by any other cause. Tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Building parking facility or any part thereof caused by Tenant or its Authorized Users or vehicles of Tenant or such Authorized Users.

10. Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device at that time. Any parking identification devices found on any unauthorized vehicle will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported found to the office of the garage immediately. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device.

11. Spaces are for the express purpose of one automobile per space unless a floor parking attendant approved by Landlord directs otherwise. Washing, waxing, cleaning or servicing of any vehicle in the parking facility by Tenant or by the Authorized User and/or his agents is prohibited.

                             EXTENSION OPTION RIDER


         Provided that Tenant is not in default under this Lease beyond any applicable notice and cure period, Tenant shall have the option to extend the term of this Lease for Three (3) additional five-year periods following the expiration of the initial term. Tenant may exercise such option(s) only by giving Landlord a written notice at least Nine (9) months prior to the commencement of the applicable five-year period, and only if tenant is not in default beyond any applicable notice and cure period at the time Tenant gives such notice and has not received three (3) or more notices of events of default. If Tenant has exercised such option, but is in default beyond any applicable notice and cure period on the date the additional five-year extended term is to commence, then at Landlords election, the extended term shall not commence until and unless the Tenant timely cures such default.

         With respect to each additional five-year term, the Lease shall be adjusted to reflect a new Base Rent for the Premises equal to Ninety Five percent (95%) of the average Base Rents per rentable square foot charged by Landlord for telecommunications space in the Building of comparable size and quality in comparable renewal leases for a comparable term entered into by Landlord within six months prior to the date Tenant exercises this option (provided, however, that if no such comparable renewal leases were entered into within such six month period, then the valuation shall be based on the Base Rent Landlord would have been willing to accept at that time as reasonably calculated by Landlord in good faith).

         Landlord shall advise Tenant of such rental adjustments within one month after Landlord's receipt of Tenant's notice. Tenant shall have ten business days following Tenant's receipt of notice of the rental adjustment within which to accept such terms by executing any appropriate reasonable documentation submitted by Landlord to Tenant. If Tenant fails to so accept such terms, Tenant's rights to extend the term pursuant to this Rider shall be canceled.

         In no event shall the terms offered by Landlord under this Rider bind Landlord to offer such terms to Tenant or to any other person or entity at any time except as explicitly set forth in this Rider, nor shall such terms prevent Landlord from leasing the Premises to any person or entity on different terms if Tenant does not timely accept the terms determined in accordance with this Rider.

                               SUBLEASE AGREEMENT
                               ------------------

This Sublease is made and entered into on September 15, 1999, by and between, T.
S. Group, Inc., a California corporation (hereinafter referred to as "Sublessor") and UB Networks, a Nevada corporation (hereinafter referred to as "Sublessee").

                                    RECITALS
                                    --------

This Sublease is made with reference to the following facts and objectives:

A. Sublessor leases from Downtown Properties III, LLC, a Limited Liability Company, (the "Master Lessor") that certain commercial office space (the "Master Suite") described as the Sixth Floor of that building (the "Building") commonly known and referred to as 700 Wilshire Boulevard., Los Angeles, California, 90017.

B. Sublessor has the right to Sublease a portion of the Master Suite to others with Master Lessor's consent and approval.

C. Sublessee desires to sublease that certain office designated as Suites 1 through 10 and Suites 22, 23 and 24 (the "Premises") in order to place, locate and install Sublessee's personal property and equipment as defined in Exhibit C attached hereto and incorporated herein by this reference ("Equipment") in the Premises. Sublessee has examined the Premises and is fully informed of its condition and its suitability for Sublessee's use and business.

D. Sublessor is willing to sublease the Premises to Sublessee in order to allow Sublessee to place, locate and install the Equipment, which Equipment will be the sole and full responsibility of Sublessee to maintain and service. Sublessor and an affiliate of Sublessee have executed a month to month Co-Location Agreement which agreement the parties wish to terminate concurrently upon the execution of this sublease agreement.

THEREFORE, in consideration of the covenants and promises each to the other made herein, the parties hereto agree as follows:

                                    ARTICLE I
                                    PREMISES
                                    --------

1.01 Sublessor subleases to Sublessee and Sublessee subleases from Sublessor a portion of the Master Suite described as follows:
         (a) Suites 1 through 10 and Suites 22, 23 and 24 (the "Premises") as set forth in Exhibit A attached hereto and incorporated herein by this reference.
         (b) A non-exclusive right in common with other Sublessees of the Master Suite to the use of the other common areas of the Master Suite, during normal business hours, subject to Rules and Regulations governing the use of said facilities, a copy of which is attached hereto as Exhibit B. Sublessee shall faithfully observe and comply with the rules and regulations of Sublessor and shall observe and comply with all reasonable rules and regulations that Sublessor may hereafter, from time to time, promulgate and/or modify. The rules and regulations shall be binding upon the Sublessee upon delivery of a copy of the same to said Sublessee.

                                   ARTICLE II
                                      TERM
                                      ----

2.01 The term of this Sublease shall be for a term of sixty four (64) months commencing on September 15, 1999 ("Commencement Date") and terminating on January 15, 2005 ("Termination Date").

2.02 In the event that the Premises are not ready for occupancy on the Commencement Date, this Sublease shall remain in full force and effect provided Sublessor makes the Premises available for Sublessee's use and occupancy within forty five (45) days of the Commencement Date. In such case, all Rent and Additional Rent shall be abated until Sublessor makes the Premises available for Sublessee's use and occupancy. The parties acknowledge and agree that Sublessor shall not be responsible or liable to Sublessee for any damages whatsoever resulting from any delay in the providing of the Premises to Sublessee and that Sublessee's sole and exclusive remedy shall be to cancel and terminate this Sublease upon Sublessor's failure to deliver the Premises as set forth herein.

                               Sublease Agreement



2.03 Except as otherwise provided, this Sublease shall automatically terminate on the date provided in Paragraph 2.01 without further notice by the parties hereto.

2.04 Any holding over by Sublessee after the Termination Date shall be on a month-to-month tenancy only and subject to a written thirty (30) day termination notice by either party as set forth in Paragraph 10.07 herein.

                                   ARTICLE III
                                      RENT
                                      ----

3.01 RENT: The term "Rent" as used in this Sublease, includes the Monthly Rent. Additional Rent and all other amounts Sublessee is required to pay under this Sublease. Sublessee agrees to pay to Sublessor, or Sublessor's agent, as the base rent ("Monthly Rent") for the Premises described in Article One (1) hereof, the following:
         (a) for the period commencing September 15, 1999 through and including November 5, 1999, the monthly sum of ten thousand dollars ($10,000.00);
         (b) for the period commencing November 6, 1999 through and including December 3, 1999, the monthly sum of thirteen thousand dollars ($13,000.00);
         (c) for the period commencing December 4, 1999 through and including January 15, 2000, the monthly sum of sixteen thousand dollars ($16,000.00);
         (d) for the period commencing January 16, 2000 through and including January 15, 2001, the monthly sum of twenty thousand dollars ($20,000.00);
         (e) for the period commencing January 16, 2001 through and including January 15. 2002, the monthly sum of twenty one thousand dollars ($21,000.00);
         (f) for the period commencing January 16, 2002 through and including January 15, 2003, the monthly sum of twenty two thousand dollars ($22,000.00);
         (g) for the period commencing January 16. 2003 through and including January 15, 2004, the monthly sum of twenty three thousand dollars ($23,000.00); and
         (h) for the period commencing January 16, 2004 through and including January 15, 2005, the monthly sum of twenty four thousand dollars ($24,000.00).

3.02 As Additional Rent due under this Sublease, Sublessee shall pay to Sublessor the initial fee for access to the emergency generator power, a fee of four hundred and seventy five dollars ($475.00) per kilowatt, payable upon execution of the Sublease. Additionally, Sublessee shall pay monthly, as Additional Rent due under this Sublease, for all electrical power used at Sublessor's cost plus a ten (10) percent administrative fee, and Sublessee shall pay Sublessor a fee of $1.00 per kilowatt per month for emergency generator power maintenance. The parties acknowledge and agree that Sublessor shall invoice Sublessee all Monthly Rent, Additional Rent and other charges, on a monthly basis beginning on the Commencement Date.

3.03 OPERATING EXPENSES: The term "Operating Expenses" shall mean all costs and expenses for the maintenance and operation of the Project as more particularly described below.

         (a) SUBLESSEE'S SHARE OF OPERATING EXPENSES. Commencing as of the Commencement Date and continuing thereafter on the first day of each month during the Sublease Term, Sublessee shall pay to Sublessor an amount equal to Sublessee's Percentage Share of Operating Expenses multiplied by the average monthly Operating Expenses for such year as estimated by Sublessor pursuant to the provisions of this Sublease. Sublessee's Percentage Share is based on the Rentable Area of the Premises and the Rentable Area of the Building. If the Rentable Area of the Premises or the Rentable Area of the Building changes significantly, Sublessee's Percentage Share shall be adjusted accordingly. When the determination of actual Operating Expenses is made for a period during which the Building is not at least ninety-five percent (95%) occupied, the Operating Expenses shall be increased by such amounts as the Sublessor reasonably estimates would have been incurred for Operating Expenses if the Building had been fully occupied throughout such period.

                                        2
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


         (b) DEFINITION OF OPERATING EXPENSES. Operating Expenses shall mean all costs of operation, management, maintenance and repairs of the Building and/or Master Suite, whether billed by the Master Lessor to the Sublessor pursuant to the terms of the Master Lease and/or undertaken by Sublessor pursuant to the specific provisions of this Sublease or undertaken by Sublessor in the exercise of its reasonable discretion, including, but not limited to, the costs of cleaning, utilities, air conditioning, heating, ventilation, plumbing, casualty and liability insurance, Property Taxes (as defined below) and assessments, accounting and a reasonable management fee. Operating Expenses shall also include an amount necessary to amortize the cost of improvements installed to reduce Operating Expenses, the cost of replacement of carpeting, draperies and wall coverings for the Common Areas of the Building following completion of the Building, and the cost of all capital improvements required by governmental agencies following completion of the Building, all amortized over the useful life of such items together with interest at the rate of fourteen percent (14%) per annum on the unamortized balance of such costs; provided, however, that in no event shall such interest rate exceed the maximum rate permitted by law if such amortization of such costs or expenses is deemed a loan. Operating Expenses shall not include the costs of Sublessee improvements, leasing commissions, depreciation, interest, ground rent and administrative costs not specifically incurred in the operation, management, maintenance and repair of the Building and/or Master Suite. Operating Expenses shall be determined on an accrual basis for each calendar year by taking into account on a consistent basis the items set forth above. Operating Expenses shall not include any expenses which are charged separately to Sublessees of the Building or others.

         (c) EXPENSE STATEMENTS. Sublessor shall provide to Sublessee a written estimate of Operating Expenses following the end of each calendar year (which amount may be re-estimated from time to time during the calendar year) and an estimate of Sublessee's share thereof for the ensuing year or portion thereof. With respect to each such calendar year or partial calendar year, Sublessee shall pay to Sublessor, monthly in advance, one-twelfth (1/12th) of the estimate of the Operating Expenses as Additional Rent. If for any reason Sublessor is unable to provide to Sublessee the estimate of Operating Expenses at least thirty (30) days prior to the commencement of any calendar year during the Sublease Term, then Sublessee shall continue to pay monthly the same amount of its share of Operating Expenses as was applicable for the most recent previous month until thirty (30) days after receipt of such estimate; but such delay shall not be deemed a waiver of any such Operating Expenses which Sublessee is otherwise obligated to pay for such preceding months during the new calendar year, all of which shall be paid within thirty (30) days after receipt of the estimate from Sublessor.

         (d) YEAR-END ADJUSTMENTS. After the end of each calendar year during the Sublease Term, Sublessor shall provide Sublessee with a written statement showing the actual Operating Expenses incurred by the Sublessor, and/or the Master Lessor and billed to Sublessor, for such year with a written statement of Sublessee's Operating Expenses based thereon. Sublessor and Sublessee shall, within thirty (30) days thereafter, make any payment or credit necessary to bring Sublessee's previous Operating Expenses payments based on the estimated Operating Expenses into balance with the actual Operating Expenses. Any amount due Sublessee as a credit shall be credited against installments of Operating Expenses next coming due from Sublessee under the Sublease; provided, however, that if the Sublease Term has terminated and no other amounts are then owing to Sublessor from Sublessee pursuant to this Sublease, any such amount due Sublessee shall promptly be remitted to Sublessee.

         (e) AUDIT AND ADJUSTMENT PROCEDURES. The annual determination and statement of Operating Expenses shall be prepared by Sublessor in accordance with generally accepted accounting principles and Sublessor's determination shall be final and binding upon Sublessee.

         (f) ADJUSTMENT UPON TERMINATION OF SUBLEASE. In the event of the termination of the Sublease prior to the determination of a year-end adjustment to Rent permitted by this Sublease, Sublessee's agreement to pay Additional Rent up to the time of termination shall survive termination of this Sublease, and Sublessee shall pay all amounts due to Sublessor within fifteen (15) days after being billed therefor.



                                        3
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


3.04 PROPERTY TAXES: The term "Property Taxes" shall include any form of real estate taxes, personal property taxes, and other taxes, charges, fees, license fees, rental taxes, levies, penalties and assessments which are levied by any authority having the direct or indirect power to tax, including, without limitation, any city, county, state, or federal government, or any school agriculture, lighting, drainage, or other improvement district thereof with respect to the Building and/or the Premises and any improvements, Sublessee improvements, fixtures, equipment, and property of Sublessor, real or personal, located in or on the Building and/or the Premises or used in connection with the operation of the Building and/or the Premises. "Property Taxes" shall also include (a) any tax or levy, however denominated, imposed upon or measured by the rent reserved under this Sublease, Sublessor's business of operating the Building, or revenues derived therefrom or on the parking spaces in the Building, excepting only net income taxes, (b) any tax imposed upon the transaction or based upon a reassessment of the Premises due to a change in ownership or transfer of all or part of Sublessor's interest in the Premises, and (c) any charge or fee replacing any tax previously included within the definition of Property Taxes, and (e) any and all reasonable costs (including, without limitation, the fees of experts, tax consultants and attorneys) incurred by Sublessor should Sublessor elect to negotiate or contest the amount of any Property Taxes. Property Taxes are included as an Operating Expense. In no event shall the term "Property Taxes" include Sublessor's general income, inheritance, estate or gift taxes.

3.05 SUBLESSEE'S TAXES: Sublessee shall be responsible for, and agrees to pay as Additional Rent, prior to delinquency, any and all of Sublessee's Taxes levied or assessed on any of the following: (i) any Sublessee Improvements paid for by Sublessor or Sublessee; (ii) all furniture, fixtures, equipment, and any other personal property of any kind owned by Sublessee and placed, installed, or located, within, upon or about the Premises to the extent that the property tax on such property is assessed directly to Sublessor; (iii) rentals and other charges payable by Sublessee to Sublessor under the Lease; and (iv) taxes, if any, on the leasehold interest of Sublessee. To the extent any of the Items set forth in this Section 3.04 as Sublessee Taxes are included by Sublessor in the Property Taxes then such taxes need not be paid separately by Sublessee. If any personal property of Sublessee shall be taxed with the Project, then Sublessee shall pay Sublessor all such taxes, based upon Sublessor's review of the tax assessor worksheets or from such other information as may be reasonably available to Sublessor, which determination shall be binding on Sublessee, within ten (10) business days after delivery to Sublessee of a statement setting forth the amount of such Sublessee's Taxes.

3.06 The Rent and Additional Rent are due and payable monthly, in advance, on first day of each month commencing on the date the term commences. Rent for any partial month shall be prorated at the rate of 1/30th of the Rent per day. Any rent not paid by the third day of the month shall be deemed delinquent and subject to a late charge as set forth in paragraph 9.01 (f) herein.

3.07 RETURNED/DISHONORED CHECKS: Sublessee acknowledges that any check tendered by Sublessee to Sublessor in the payment of rent, which is returned or dishonored for any reason whatsoever, will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of such cost being extremely difficult and impractical to fix. Therefore, if any payment by Sublessee is returned and/or dishonored for any reason whatsoever, Sublessee shall pay to Sublessor, forthwith, an additional sum of $150.00 as liquidated damages. The parties hereto agree that this charge represents a fair and reasonable estimate of the costs that Sublessor will incur if any of Sublessee's payments are returned or dishonored.

3.08     FORM OF PAYMENT:
         (a) If two or more checks are dishonored by Sublessee's bank in a twelve-month period, Sublessor may require, during the balance of Sublessee's tenancy, payment by cashiers check or money order. Sublessee's failure to comply therewith will constitute a material breach and permit Sublessor to terminate this Sublease.
         (b) If Sublessee fails to make any payment of rent or any other payment required to be made by Sublessee hereunder, as and when due, and Sublessor is required to and does serve Sublessee with the appropriate five (5) day written notice to pay said rent as provided for in paragraph 8.01 herein, Sublessee may cure said default only by paying the full amount then due and owing by certified/cashiers check or money order. Sublessee understands and agrees that Sublessor will not accept any personal checks after the service of the appropriate five (5) day written notice to pay rent.



                                        4
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


                                   ARTICLE IV
                                SECURITY DEPOSIT
                                ----------------

4.01     (a)    On execution of this Sublease, Sublessee shall deposit with
Sublessor, or Sublessor's agent, the initial sum of ten thousand dollars ($10,000.00) as a security deposit for Sublessee's faithful performance of each of the provisions of this Sublease.
         (b) On November 6, 1999, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of three thousand dollars ($3,000.00) increasing the security deposit to thirteen thousand dollars ($13,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.
         (c) On December 4, 1999, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of three thousand dollars ($3,000.00) increasing the security deposit to sixteen thousand dollars ($16,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.
         (d) On January 16, 2000, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of four thousand dollars ($4,000.00) increasing the security deposit to twenty thousand dollars ($20,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.
         (e) On January 16, 2001, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of one thousand dollars ($1,000.00) increasing the security deposit to twenty one thousand dollars ($21,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.
         (f) On January 16, 2002, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of one thousand dollars ($1,000.00) increasing the security deposit to twenty two thousand dollars ($22,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.
         (g) On January 16, 2003, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of one thousand dollars ($1,000.00) increasing the security deposit to twenty three thousand dollars ($23,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.
         (h) On January 16, 2004, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of one thousand dollars ($1,000.00) increasing the security deposit to twenty four thousand dollars ($24,000.00) as additional security for Sublessee's faithful performance of each of the provisions of this Sublease.

4.02 Sublessor may claim and retain such amount of Sublessee's security deposit as is reasonably necessary to remedy any defaults of Sublessee in the payment of the rent, to repair damages to the Premises or to Sublessor's equipment caused by Sublessee and the parties expressly agree that the security deposit is made for all of the aforesaid specific purposes. The security deposit is not to be applied toward the payment of Sublessee's last month's rent.

4.03 If Sublessor shall elect to use Sublessee's security deposit due to Sublessee's default, Sublessee shall within ten (10) working days from written demand thereof, pay to Sublessor a sum equal to the portion of the security deposit expended or applied by Sublessor so as to maintain the security deposit in the sum initially deposited with Sublessor.

4.04 Failure to pay this sum within said required time limit shall be deemed a material breach authorizing Sublessor to terminate this Sublease.

4.05 Sublessee's security deposit represents a bond on the part of the Sublessee for the faithful performance of the provisions of this Sublease. As such, Sublessor may commingle the security deposit with Sublessor's general and/or other funds and shall not be required to pay Sublessee interest on the security deposit. If Sublessee is not in default at the expiration or termination of this Sublease agreement, Sublessor shall return said deposit within thirty (30) days after: (1) Sublessee moves out of the Premises and (2) Sublessor has examined the Premises in order to determine the nature and extent, if any, of the repairs necessary to restore the Premises to its condition prior to Sublessee's occupancy.



                                        5
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


                                    ARTICLE V
                              RULES AND REGULATIONS
                              ---------------------

5.01 RULES AND REGULATIONS: Sublessee shall faithfully observe and comply with the rules and regulations of the building owner and/or management as well as those of Sublessor and shall observe and comply with all reasonable rules and regulations that the building owner and/or manager as well as the Sublessor shall, from time to time, promulgate and/or modify. The rules and regulations shall be binding upon the Sublessee upon delivery of a copy of them to Sublessee by the building owner, management or Sublessor. Sublessor, building management and/or building owner shall not be responsible to Sublessee for the nonperformance of any said rules and regulations by any other Sublessee or occupant in the Premises or in the building. Sublessor and Sublessee acknowledge the said Rules and Regulations are attached hereto as Exhibit B and incorporated herein by this reference as though set forth in full.

                                   ARTICLE VI
                   CONDITION OF THE PREMISES AND IMPROVEMENTS
                   ------------------------------------------

6.01 Sublessor shall provide and install, at Sublessee's sole cost and expense:
         (a) 613 amps 208 volts of AC Power, conduit, transformer, electrical panel, with the required plans and permits required to provide said electrical power to the sixth floor from the switch gear in the basement of 700 Wilshire Boulevard, Los Angeles, California (the "Building"); and
         (b) a ten (10) ton Leibert supplemental air conditioning system with the Premises.

6.02 Sublessee shall pay Sublessor the costs of providing and installing the equipment set forth in paragraphs 6.01 (a),(b) above ("Sublessee's Improvements"), as follows:
         (a) an amount equal to thirty percent (30%) of the costs of Sublessee's Improvements upon Sublessee's approval of the plans and specifications for the installation of said Sublessee's Improvements and upon invoicing of the same by Sublessor;
         (b) an amount equal to thirty percent (30%) of the costs of Sublessee's Improvements upon delivery of the materials to the Premises for installation and upon invoicing of the same by Sublessor; and
         (c) an amount equal to forty percent (40%) of the costs of Sublessee's Improvements following the completion of the installation of said equipment and upon invoicing of the same by Sublessor.

6.03 Sublessor shall provide access to emergency generator power for Sublessee's use in the event of a Building power failure. Sublessee shall be responsible for and shall pay the costs for such access as provided in paragraph
3.02 above. Additionally, Sublessor shall provide and install, at Sublessee's sole cost and expense, the equipment necessary to connect Sublessee to said emergency generator, including, but not limited to the necessary conduit, cabling, transfer switch, circuit breakers (the "Generator Costs"). Any and all costs incurred by Sublessor in providing and installing the Generator Costs shall be paid by Sublessee in conformity with the provisions of paragraph 6.02 above.

6.03 Sublessor shall provide and install, at Sublessor's sole cost and expense, a pre-action sprinkler system.

6.04 Sublessor shall provide reasonable access to the Premises in order to allow Sublessee to inspect, maintain and/or repair Sublessee's equipment, twenty four (24) hours per day, seven (7) days per week in the case of an emergency.

6.05 Sublessee shall be responsible for the installation, testing, maintenance and repair of its Equipment. All express and implied warranties, including, but not limited to warranties of merchantability or fitness for any purpose or use are hereby expressly excluded and disclaimed. In no event shall Sublessor be liable for any damages, general, special, direct, indirect, incidental, consequential or otherwise, to Sublessee's Equipment, whether foresseable or not, including, but not limited to damage or loss of property or equipment, loss of profits or revenue, costs of capital, or claims of Sublessee's customers, for service interruptions or transmission problems, occasioned by any defect in the availability of the Equipment or any part thereof, failure of the Equipment or any portion thereof, failure of the Equipment or any portion thereof to perform or from any other cause whatsoever. Sublessor makes no warranty or representation, express or implied, to any other person or entity concerning the Equipment or any portion thereof and Sublessee shall defend and indemnify Sublessor from any and all claims of any nature whatsoever by any third party arising from or as a result of the Equipment.


                                        6
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


6.06 Subject to the performance of the obligations herein and as an integral part of the consideration being exchanged and passing between the parties set forth in this Agreement, Sublessee, on behalf of itself, and its respective officers, directors, shareholders, employees, agents, servants, partners, attorneys, executors, administrators, personal representatives, assigns and successors in interest do hereby mutually and fully waive, acquit and exonerate (collectively "Waive") Sublessor and its respective family members, dependents, heirs, officers, directors, shareholders, employees, agents, servants, partners, attorneys, executors. administrators. "Assigns" and "Successors" (collectively "Representatives") of and from any and all claims, obligations, or causes of action asserted against any such party by any assignee or purported assignee of every nature, character and/or description which the Sublessee has or alleged, or now holds or alleges, or may at any time hereinafter hold or allege, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, actual or contingent against each other arising out of, relating to, or in connection with the Equipment.

6.07 Sublessee shall make no alterations, additions, or improvements to the Premises without the prior written consent of Sublessor and Sublessor may impose as a condition to such consent such requirements as the Sublessor deems, in its sole and absolute discretion, necessary and reasonable, including, without limiting the generality of the foregoing, any and all requirements as to the manner in which said work is to be done, the time at which said work shall be done and the right to approve and/or disapprove the contractor selected by Sublessee to perform such work. Additionally, Sublessee must submit to Sublessor any and all space studies, architectural drawings, basic drawings, working drawings and/or engineered drawings, prepared on behalf of Sublessee in connection with any alterations, conditions, and/or improvements contemplated to be done to the Premises by Sublessee. Sublessee understands and agrees that no work can be contemplated unless Sublessee submits the appropriate space studies, architectural drawings, basic drawings, working drawings and/or engineering drawings. Any and all costs incurred in the development, the review, modification and implementation of said drawings is to be at Sublessee's sole cost and expense, whether billed directly to Sublessee or not. Sublessee cannot commence any construction at the Premises until Sublessee receives Sublessor's written consent to the making of such alterations, additions and/or improvements and Sublessee obtains Sublessor's approval of the proposed space studies, architectural drawings, basic drawings, working drawings and/or engineered drawings. Sublessor retains the right to modify the contemplated work done by Sublessee and to prohibit such work, if, in Sublessor's sole and absolute discretion, the work is too disruptive to the Premises.

6.08 Any alterations, additions and/or improvements that the Sublessor approves for installation shall become the property of Sublessor and shall be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Sublessor may, by written notice to Sublessee given at least thirty
(30) days prior to the end of the term, require that the Sublessee remove any and all partitions, counters, railings and/or other tenant improvements installed by Sublessee and to repair any damage to the Premises for such removal, all at Sublessee's sole cost and expense, so that Sublessee restores the Premises to the condition it was prior to the commencement of said tenant improvements. Failure of Sublessee to comply with any provisions of this paragraph 6.08 shall be deemed a material breach of this Sublease permitting Sublessor to elect Sublessor's remedies set forth in Article IX of this Sublease. Notwithstanding the foregoing, Sublessee shall have the right to remove their Equipment from the Premises at the termination of this Sublease.

                                   ARTICLE VII
                       REPAIRS, UTILITIES AND MAINTENANCE
                       ----------------------------------

7.01     REPAIRS: Pursuant to the terms of the Master Lease, Sublessor's
Master Lessor is responsible for repairs for the building standard air conditioning, elevator, electrical, plumbing and structural supports. Sublessor is not liable to Sublessee by reason of any defect, inadequacy or insufficiency in the same. Sublessee may not deduct or offset any amount from rent due herein because of any problem regarding repairs or lack thereof. Sublessor will coordinate any repair or complaint of Sublessee. Sublessor will coordinate all repairs for dangerous conditions existing in the common areas within the Master Suite. Sublessee is responsible for, and shall indemnify and hold harmless Sublessor from and against, any damage to persons or property caused by Sublessee, or Sublessee's employees, agents, clients, guests or invitees.



                                        7
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


7.02     UTILITIES, MAINTENANCE, SECURITY AND JANITORIAL SERVICES:
Pursuant to the terms of the Master Lease, Sublessor's Master Lessor is also responsible for utilities, maintenance, security and janitorial services. Janitorial services include carpet vacuuming but not cleaning. Sublessor is not liable to Sublessee by reason of any failure to provide, or the inadequacy of utilities (electric, water and power, air conditioning), maintenance, security or janitorial services. Sublessor is not responsible for any negligence by the building's agents, servants or employees or the agents, servants or employees of the security and/or janitorial service. Sublessee may not deduct or offset any amount from rent due herein because of any problem regarding utilities, maintenance, security or janitorial services. Sublessor will coordinate any utility, maintenance, security or janitorial service complaint of Sublessee.

7.03 H.V.A.C: Pursuant to the terms of the Master Lease, Sublessor's Master Lessor is responsible for the providing of adequate heating and air conditioning to the Master Suite. The responsibility of the Sublessor in providing these services is clearly set forth in paragraphs 7.01 and 7.02 set forth above. By executing this Sublease Agreement, Sublessee acknowledges and agrees that Sublessee has been informed that in commercial high rise office structures, each floor is divided into certain zones wherein the amount of heating and air conditioning supplied to an area is determined on a square foot basis. A zone may encompass more than one office. Each zone is regulated by one (1) thermostat. Accordingly, it is quite possible, and probable, that the Premises will not have an individual thermostat to control the temperature in the Premises. In order to properly maintain the proper distribution of the HVAC system, Sublessee is not to adjust any thermostat in the Premises, no matter where located. If Sublessee has any complaint in regard to heating and air conditioning, said complaint shall be directed to Simblessor who will convey the same to the Master Lessor for immediate investigation. Sublessee understands and agrees that any adjustments to the thermostats can result in an imbalance to the HVAC system and may result in improper heating and air conditioning in the Premises. Additionally, Sublessee understands and acknowledges that commercial high rise structures are designed to maintain certain ambient temperatures within a reasonable air conditioning and heating range. These ranges are determined by the Master Lessor in connection with the capability of the building air conditioning systems. Accordingly, the Sublessor is required to maintain a Premises' temperature within that ambient range. Because of the limitations in commercial high rise HVAC systems, a specific temperature setting per Premises is not possible. Sublessee acknowledges that it fully understands the limitations of commercial high rise office building HVAC systems and will comply with the provisions of paragraph 7.01 and 7.02 in coordinating the resolution of any complaint of Sublessee in connection with the providing of said service by Sublessor.

                                  ARTICLE VIII
                                     DEFAULT
                                     -------

8.01     The occurrence of any of the following shall constitute a default by
Sublessee:
         (a) If Sublessee fails to make any payment of Rent, Additional Rent or any other payment required to be made by Sublessee hereunder, as and when due, where such failure continues for a period of five (5) days after written notice thereof from Sublessor to Sublessee.
         (b) If Sublessee withholds Rent and/or Additional Rent, deducts or offsets from the Rent and/or Additional Rent due hereunder any loss or damage for any reason not specifically allowed herein or by local, state or federal law.
         (c) If Sublessee fails to observe or perform any of the provisions of this Sublease other than described in paragraph (a) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Sublessor to Sublessee.


                                        8
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


                                   ARTICLE IX
                              SUBLESSOR'S REMEDIES
                              --------------------

9.01 SUBLESSOR'S REMEDIES: Sublessor shall have the following remedies if Sublessee commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law:
         (a) SUBLESSEE'S RIGHT TO POSSESSION NOT TERMINATED - Sublessor can continue this Sublease in full force and effect, and the Sublease will continue in effect as long as Sublessor does not terminate Sublessee's right to possession, and Sublessor shall have the right to collect rent when due. During the period Sublessee is in default, Sublessor can enter the Premises and relet them, or any part of them, to third parties for Sublessee's account. Sublessee shall be liable immediately to Sublessor for all costs Sublessor incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Sublease. Sublessee shall pay to Sublessor the rent due under this Sublease on the dates the rent is due, less the rent Sublessor receives from any reletting. No act by Sublessor allowed by this paragraph shall terminate this Sublease unless Sublessor notifies Sublessee that Sublessor elects to terminate this Sublease. After Sublessee's default and for as long as Sublessor does not terminate Sublessee's right to possession of the premises, if Sublessee obtains Sublessor's consent, Sublessee shall have the right to assign or sublet its interest in this Sublease, but Sublessee shall not be released from liability. Sublessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.
         (b) TERMINATION OF SUBLESSEE'S RIGHT TO POSSESSION - Sublessor can terminate Sublessee's right to possession of the Premises at any time. No act by Sublessor other than giving notice to Sublessee shall terminate this Sublease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Sublessor's initiative to protect Sublessor's interest under this Sublease shall not constitute a termination of Sublessee's right to possession. On termination Sublessor has the right to recover from Sublessee:
                1. The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Sublease;
                2. The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Sublease until the time of the award exceeds the amount of the loss of rent that Sublessee proves could have been reasonably avoided;
                3. The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Sublessee proves could have been reasonably avoided; and
                4. Any other amount, and court costs, necessary to compensate Sublessor for all detriment proximately caused by Sublessee's default.

                "The worth, at the time of the award," as used in 1. and 2. of this paragraph, is to be computed by allowing interest at the rate of 10% per annum. "The worth, at the time of the award," as referred to in 3. of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

         (c) APPOINTMENT OF RECEIVER - If Sublessee is in default of this Sublease, Sublessor shall have the right to have a receiver appointed to collect rent and conduct Sublessee's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Sublessor to terminate this Sublease.
         (d) SUBLESSOR'S RIGHT TO CURE SUBLESSEE'S DEFAULT - Sublessor, at any time after Sublessee commits a default, can cure the default at Sublessee's cost. If Sublessor at any time, by reason of Sublessee's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Sublessor shall be due immediately from Sublessee to Sublessor at the time the sum is paid, and if paid at a later date shall bear interest at the rate of 10% per annum from the date the sum is paid by Sublessor until Sublessor is reimbursed by Sublessee. The sum, together with interest on it, shall be additional rent.



                                        9
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


         (e) INTEREST ON UNPAID RENT - Rent not paid when due shall bear interest at the rate of 10% per annum from the date due until paid.
         (f) LATE CHARGE - Sublessee acknowledges that late payment by Sublessee to Sublessor of rent will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Sublessor by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of rent due from Sublessee is not received by Sublessor when due, Sublessee shall pay to Sublessor an additional sum of $150.00 as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Sublessor will incur by reason of late payment by Sublessee. Acceptance of any late charge shall not constitute a waiver of Sublessee's default with respect to the overdue amount, or prevent Sublessor from exercising any of the other rights and remedies available to Sublessor.

                                    ARTICLE X
                                  MISCELLANEOUS
                                  -------------

10.01    INSURANCE:
         (a) Sublessor provides liability insurance covering the common areas within the Master Suite. Sublessor's insurance does not cover Sublessee's Premises. Sublessor shall have no obligation to carry insurance on Sublessee's personal or business property. Sublessor shall not be liable to Sublessee, or to any other person, for any damages on account of loss, damage or theft to any personal or business of Sublessee.
         (b) Sublessee shall obtain and maintain during the term of the Sublease, its own commercial all risk business/liability, property, and worker's compensation insurance for Sublessee's Premises and Equipment in the minimum amount of two million dollars ($2,000,000.00) and shall provide Sublessor with a Certificate of insurance, naming Sublessor as an Additional Insured. Sublessee shall provide to Sublessor a copy of said Certificate of Insurance within thirty
(30) days of the Commencement Date.

10.02 USE OF THE PREMISES: Sublessee shall not do or permit anything to be done which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Sublessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Master Suite, or injure or annoy them, or use or a1low the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Sublessee cause, maintain or permit any nuisance in, or about the Premises. Sublessee shall not commit or suffer to be committed any waste in or upon the Premises.

10.03 SUBLETTING/ASSIGNMENT: Sublessee shall have no right to sublet the Premises or assign the Sublease, or any part thereof, without the express written consent of Sublessor, which consent will not be unreasonably withheld. Any attempt to sublet the Premises or assign this Sublease without Sublessor's prior, written consent shall, at the sole option of Sublessor, result in the immediate termination of this Sublease.

10.04 SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

10.05 KEYS: Sublessor will supply one (1) key to the Premises rented by Sublessee. Sublessee will pay the prevailing charge for elevator keys or additional Premise keys. Sublessee understands and agrees that Sublessor will re-key the premises of Sublessee after Sublessee vacates the same, if Sublessee does not return all of the keys provided to Sublessee by Sublessor. Additionally, Sublessee agrees that Sublessor may deduct from Sublessee's security deposit any and all costs incurred in connection with the re-keying of any lock to the premises as provided for herein.

10.06 RIGHT OF ENTRY: If Sublessee has given notice to terminate or Sublessee is in default of rental payments, Sublessor's representative may show the Subleased Premises to prospective tenants between 9:00 A.M. and 6:00 P.M., Monday through Saturday. If during the last month of the term Sublessee shall have removed all of Sublessee's property, Sublessor may immediately allow anyone else to occupy the Premises without relieving Sublessee of liability for rent for that period of time unless Sublessor receives rental income from Sublessee's space, in which event such payment shall be credited against Sublessee's rent obligation for the period of time the space is occupied by someone else.


                                       10
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


10.07 NOTICE: Any and all notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of personal delivery, or mailing, if personally delivered or mailed, first class postage prepaid, certified or registered mail, return receipt requested to the following addresses:

SUBLESSOR:      T.S. Group, Inc., 624 South Grand Avenue, Suite 2900, Los
                Angeles, California, 90017, Attention: John A. McCarthy

SUBLESSEE:      UB Networks, 2800 Lafayette, Newport Beach, California,
                92663, Attention: Mr. Winston Johnson

Either party may provide for a different address by notifying the other party of said change as provided for herein.

10.08 ENTIRE AGREEMENT, MERGER AND WAIVER: This Sublease Agreement expresses and contains the entire agreement of the parties hereto and there are no warranties, representations or agreements between them except herein contained. This Sublease Agreement may not be modified, amended or supplemented except by a writing signed by both Sublessor and Sublessee. No consent given or waiver made by Sublessor of any breach by Sublessee of any provision of this Sublease Agreement shall operate or be construed in any manner as a waiver of any subsequent breach of the same or of any other provision.

10.09 ATTORNEY'S FEES AND COLLECTION COSTS: If Sublessor, its agents and employees or Sublessee incur any attorney's fees and/or costs in the collection of the rent as hereinabove set forth, or incur attorney's fees or costs in the enforcement or interpretation of any provision of this Sublease, the prevailing party shall be entitled to and reimbursed for all actual attorneys fees and costs so incurred.

10.10 EQUIPMENT AND FURNITURE MOVING: Sublessee agrees to coordinate, through Sublessor and in conformity with the building management's rules and regulations, the move of Sublessee's equipment and/or furniture in order to eliminate interruption with the conducting of business by other tenants in the Master Suite.

10.11 PARKING: Sublessee may rent parking space, as available, at the prevailing monthly rental rate from time to time applicable to monthly parking space in the building's garage. Sublessee's right to rent said parking spaces shall be subject to the Building's Parking Rules & Regulations and availability.

10.12 INTEGRATED AGREEMENT: This Sublease contains all of the agreements and understandings of the parties hereto with respect to all matters covered or mentioned in this Sublease Agreement. No prior agreements or understandings (oral or written) pertaining to any such matters shall be effective for any purpose whatsoever. No provision of this Sublease Agreement may be amended or modified except by an agreement in writing signed by both Sublessor and Sublessee herein or their respective successors in interest. This Sublease Agreement shall not be effective nor binding upon any party hereto until fully executed by both Sublessor and Sublessee. The parties hereto agree that this Sublease Agreement shall be governed by the laws of the state in which the Premises are located.

10.13 AUTHORITY OF SUBLESSEE: If Sublessee is a corporation, each individual executing this Sublease Agreement on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Sublease Agreement on behalf of said corporation, in accordance with the bylaws of said corporation and that this Sublease Agreement is binding upon said corporation.




                                       11
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement

10.14 WARRANTY DISCLAIMER: Sublessor does not warrant that any service will be free from interruptions caused by repairs, renewals, improvements, changes of service, alternations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, steam, water or supplies or other causes. Sublessor agrees to give Sublessee notice of any extended interruptions of which Sublessor has prior knowledge. No interruption of service shall be deemed an eviction or disturbance of Sublessee's use and possession of the Premises or any part thereof, nor relieve Sublessee from payment of rent or performance of Sublessee's other obligations under this Sublease except as provided in this paragraph. Sublessor shall not be responsible for correcting any such interruption in service which is not curable by Sublessor on a commercially reasonable basis, as determined by Sublessor in its sole and absolute discretion. If Sublessor determines that such interruption in service is curable on such a commercially reasonable basis, Sublessor shall make good faith efforts to so correct the interruption within a reasonable time after Sublessor receives written notice from Sublessee of the interruption in service. In doing such work, Sublessor shall use commercially reasonable, good faith efforts to interfere as little as reasonably practicable with the conduct of Sublessee's business in the Premises, without, however, being obligated to incur liability for overtime or other premium payment to its agents, employees or contractors in connection therewith. Sublessor shall in no event be liable for any injury or interference with Sublessee's business or any punitive, incidental or consequential damages, whether foreseeable or not, arising from the making of or failure to make any repairs, alterations, or improvements, or provision of or failure to provide or restore any service in or to any portion of the Premises, or the fixtures, appurtenances and equipment therein. Sublessee shall not be entitled to an abatement or reduction of rent or other remedy by reason of Sublessor's failure to furnish any of the services or systems called for by this Sublease whether such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or any other cause, except due to Sublessor's gross negligence or willful misconduct. As a material inducement to Sublessor's entry into this Sublease, Sublessee waives and releases any rights it may have to make repairs at Sublessor's expense.

                                   ARTICLE XI
                                OPTION TO EXPAND
                                ----------------

11.01 In consideration of the covenants and promises each to the other made herein, the parties hereto agree that the Sublessee shall have an option to rent that additional office space designated as Suites 11, 12, 13, 14, 15, 16, 17, 18, and 21 (the "Additional Premises"), as set forth in Exhibit A attached hereto and incorporated herein by this reference, in the Master Suite pursuant to the following terms and conditions:
         (a) OPTION PERIOD: Provided that no material default hereunder exists at the time of exercise of this option, Sublessee may elect to rent the Additional Premises from the Commencement Date to January 15, 2000 (the "Option Period").
          (b) ADDITIONAL PREMISES MONTHLY RENT: The Monthly Rent (i.e., exclusive of property taxes and operating costs) for the Additional Premises shall be:
                (i) for the period commencing upon exercise of the Option up to and including January 15, 2000, Sublessee shall be entitled to a one hundred percent (100%) rent abatement for the Additional Premises, wherein Sublessee will not be obligated to pay the Monthly Rent though Sublessee will be permitted to occupy the Additional Premises;
                (ii) for the period commencing January 16, 2000 through and including February 15, 2000, the monthly sum of five thousand dollars ($5,000.00);
                (iii) for the period commencing February 16, 2000 through and including March 15, 2000, the monthly sum of ten thousand dollars ($10,000.00);
                (iv) for the period commencing March 16, 2000 through and including January 15, 2001, the monthly sum of fifteen thousand dollars ($15,000.00);
                (v) for the period commencing January 16, 2001 through and including January 15, 2002, the monthly sum of sixteen thousand dollars ($16,000.00);
                (vi) for the period commencing January 16, 2002 through and including January 15, 2003, the monthly sum of seventeen thousand dollars ($17,000.00);
                (vii) for the period commencing January 16, 2003 through and including January 15, 2004, the monthly sum of eighteen thousand dollars ($18,000.00); and

                (viii) for the period commencing January 16, 2004 through and including January 15, 2005, the monthly sum of nineteen thousand dollars ($19,000.00).
                                       12
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement


         Sublessor and Sublessee hereby acknowledge and agree that Monthly Rent for the Additional Premises is in addition to the Monthly Rent for the Premises and is exclusive of Sublessee's obligations to pay the Additional Rent and Operating Expenses as set forth in this Sublease. Additionally, the parties acknowledge and agree that Sublessee, upon exercise of this option, shall increase the amount of the security deposit for the Additional Premises in conformity with the provisions of paragraph 4.01. (EXAMPLE: On January 16, 2000, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of five thousand dollars ($5,000.00) increasing the security as additional security for Sublessee's faithful performance of each of the provisions of this Sublease. On February 16, 2000, Sublessee shall deposit with Sublessor, or Sublessor's agent, the additional sum of five thousand dollars ($5,000.00) increasing the security as additional security for Sublessee's faithful performance of each of the provisions of this Sublease; continuing through the end of the term of the Sublease.)

         (c) EXERCISE OF OPTION: Sublessee shall exercise this option to expand by giving Sublessee written notice ("Option Notice") at any time during the Option Period providing Sublessor at least 30 days written notice of Sublessee's exercise of the right to expand and sublease the Additional Premises. Upon the timely and proper exercise of this option, the parties will execute an amendment agreement providing for the expansion of the Premises to include the Additional Premises, which amendment will be subject to and incorporate all of the applicable provisions of this Sublease.

                                   ARTICLE XII
                 TERMINATION OF EXISTING MONTH TO MONTH SUBLEASE
                 -----------------------------------------------

12.01 On August 23, 1999, Sublessor and an affiliate of Sublessee, IJNT. Net, Inc./UBN/WINSONIC ENTERPRISES, executed that certain month to month Co-Location Agreement, a copy of which is attached hereto as Exhibit D and incorporated herein by this reference. The parties acknowledge and agree that said month to month sublease agreement shall terminate effective September 14, 1999 upon the execution of this sublease agreement as provided for below.

                                   ARTICLE XII
                          SUBORDINATION TO MASTER LEASE
                          -----------------------------

13.01 This Sublease shall be subject and subordinate to the underlying Master Lease and to mortgages and trust deeds that may now or hereafter affect such leases or the real property of which the premises form a part, and also to all renewals, modifications, consolidations, and replacements of the underlying Master Lease and the mortgages and trust deeds. Although no instrument or act on the part of Sublessee shall be necessary to effectuate such subordination, Sublesee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Sublease as may be desired by the holders of the mortgages and trust deeds or by any of lessors under such underlying Master Lease. Sublessee acknowledges and confirms receipt of a copy of the Master Lease and agrees that this Sublease is subject and subordinate to the terms and conditions of said Master Lease.

                                   ARTICLE XIV
                              RIGHT OF FIRST OFFER
                              ---------------------

14.01 So long as Sublessee is not in default of the terms of this Sublease, Sublessor shall provide Sublessee with the right of first offer to sublease offices 19 and 20 (hereinafter "Expansion Premises") as set forth in Exhibit A attached hereto, when Sublessor is legally permited to do so, pursuant to the following terms and conditions:
         (a) That Sublessor provide written notice to Sublessee that Sublessor intends to sublease, all or a portion, of the Expansion Premises, noting:
                (i)    The Expansion Premises available for sublease;
                (ii)   The term of the proposed sublease;
                (iii)  The proposed commencement date;
                (iv)   The proposed termination date;
                (v)    The proposed Monthly Rent;
                (vi)   The security deposit required;


                                       13
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement

                (vii)  The proposed operating expense allocation percentage; and
                (viii) Any other information Sublessor deems required.
         (b) That Sublessee shall, within five (5) calendar days of receipt of said notice:
                (i) Acknowledge and agree in writing that Sublessee exercises its right to sublessee the Expansion Premises as noted in Sublessor's notice pursuant to the terms and conditions set forth in said notice; and
                (ii) Deliver to Sublessor within said five (5) calendar days and, concurrently with the acknowledgment and acceptance, a sum equal to the security deposit required as provided for in Sublessor's notice.
         (c) That Sublessee execute the appropriate sublease documents within five (5) calendar days of receipt from Sublessor. Sublessor will use its best efforts to diligently prepare and submit said sublease documents to Sublessee following receipt of Sublessee's acknowledgment and agreement to sublease the Expansion Premises.
         (d) That failure of Sublessee to fully comply promptly with each and every term and condition set forth herein, shall terminate Sublessee's right to sublease any or all of the Expansion Premises.

14.02 The parties acknowledge that the Expansion Premises are currently occupied by other sublessees, which sublessees have options to extend the term of their existing sublease agreements. The current sublease agreement for Office 19 terminates on February 28, 2002, with the option to extend commencing on March 1, 2002, if exercised. The current sublease agreement for Office 20 terminates on July 14, 2002, with the three year option to extend commencing on July 15, 2002, if exercised. Sublessee acknowledges the existence of these sublease and option agreements, understands and agrees that any rights to sublease all or any portion of the Expansion Premises is subject and subordinate to these Sublease and Option Agreements, and that the Expansion Premises will not be available for sublease until said Sublease/Option Agreements are lawfully terminated.

14.03 The proposed Monthly Rent for the Expansion Premises shall be the then current Fair Market Rental Rate for comparable office premises in the immediate downtown Los Angeles commercial office market, and, in no event, shall the initial Monthly Rent for the Expansion Premises be less than the Monthly Rent received from the prior sublessee of said premises.


SUBLESSOR:
----------
T.S. Group Inc., a California corporation


By:   /s/ John A. McCarthy, President
      -------------------------------
          John A. McCarthy, President

By:
      -------------------------------


Its:
      -------------------------------


SUBLESSEE:
----------
UB Networks, a Nevada corporation


By:
      -------------------------------


Its:
      -------------------------------


By:
      -------------------------------


Its:
      -------------------------------







                                       14
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement




     ACKNOWLEDGMENT AND AGREEMENT OF TERMINATION OF CO-LOCATION AGREEMENT.
     ---------------------------------------------------------------------

T.S. Group, Inc. and IJNT. Net, Inc./UBN/WINSONIC ENTERPRISES, acknowledge that on August 23, 1999, the parties executed that certain month to month Co-Location Agreement, a copy of which is attached hereto as Exhibit D and incorporated herein by this reference. The parties acknowledge and agree that said month to month Co-Location Agreement shall terminate effective September 14, 1999 upon the execution of this sublease agreement.

IJNT. Net, Inc./UBN/WINSONIC ENTERPRISES, affirmatively represents, warrants and guarantees that this cancellation agreement ("Cancellation") has been entered into by the parties after due consultation with their attorney(s) and without any representations, statements or warranties made by any other party hereto, or said party's counsel, or any other person, except as expressly set forth herein. IJNT. Net, Inc./UBN/WINSONIC ENTERPRISES affirmatively represents, warrants and guarantees that it has the authority to enter into this Cancellation providing for the termination of the Co-Location Agreement and that this Cancellation shall be fully binding upon the parties upon execution of the same. In addition to and pursuant to the terms and conditions of the Co-Location Agreement, IJNT. Net, Inc./UBN/WINSONIC ENTERPRISES hereby indemnifies and agrees to hold harmles T.S. Group, Inc., its agents, employees, partners and/or lenders, from and against any and all claims arising out of the Co-Location Agreement and the execution of this Cancellation.

T.S. Group, Inc., a California corporation


By:   /s/ John A. McCarthy, President
      -------------------------------
          John A. McCarthy, President

By:
      -------------------------------


Its:
      -------------------------------


IJNT. Net, Inc/UBN/WINSONIC ENTERPRISES


By:
      -------------------------------


Its:
      -------------------------------


By:
      -------------------------------


Its:
      -------------------------------












                                       15
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                               Sublease Agreement

                  MASTER LESSOR CONSENT TO SUBLEASE AGREEMENT
                  -------------------------------------------


This Sublease Agreement has been reviewed and approved by the Master Lessor as noted below:

MASTER LESSOR
-------------

Downtown Properties III, LLC, a Limited Liability Company

By:                                    Dated:
      -------------------------------           -------------------------------


Its:
      -------------------------------


By:
      -------------------------------    Dated: -------------------------------


Its:
      -------------------------------



                                       16
                                                       Sublessor Initials
                                                                         -------
                                                       Sublessee Initials
                                                                         -------

                                   EXHIBIT A

             [floorplan of 700 Wilshire Boulevard, 6th floor here]

                                    EXHIBIT B

                                    EXHIBIT B

TS GROUP, INC.

RULES AND REGULATIONS

ATTACHED AND MADE PART OF THE SUBLEASE

         Sublessor has adopted these Rules and Regulations for the purpose of assuring Sublessee of the quiet enjoyment of the Suite. Sublessee agrees to abide by the Rules and Regulations so long as Sublessee remains in occupancy of the SubSubleased premises:

1. COMMON AREAS. The sidewalk, hallways, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Sublessee or used for any purpose other than for ingress to and egress from the SubSubleased premises. The halls, passages, exits, entrances, escalators and stairways are not for the use of the general public and Sublessor shall, in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Sublessor shall be prejudicial to the safety, character, reputation, and interests of the Suite and its Sublessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom Sublessee normally deals in the ordinary course of such Sublessee's business unless such persons are engaged in illegal activities.

2. DISPLAY OF SIGNS. No sign, placard, picture, name, advertisement, or notice, visible from the exterior of the SubSubleased premises shall be inscribed, painted, affixed or otherwise displayed by Sublessee on the SubSubleased premises or any part of the building without prior written consent of Sublessor, and Sublessor shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Sublessee.

         If Sublessor shall have given such consent to Sublessee at any time, whether before or after the execution of the Sublease, such consent shall in no way operate as waiver or reSublease of any of the provisions hereof or of the Sublease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Sublessor and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Sublessor with respect to any other such sign, placard, picture, name, advertisement or notice.

3. DIRECTORY. Subject to the Building's rules and regulations, Sublessee may have Sublessee's business name on the Building's lobby and parking-level directories. Sublessor will order the installation of directory listings for the name(s) designated as "Sublessee" on this Sublease. If Sublessee desires a different listing, additional listings, or does not want a name on the directories, Sublessee will note that fact at the bottom of this page and at the discretion of Sublessor and the Building, such additional listings may be provided. Sublessee shall pay the building's charge for registry name strips.

4. DOOR LETTERING. Sublessee may, at Sublessee's expense, have the occupant's name placed on Sublessee's office door in the uniform size, style, place, and manner selected by Sublessor. Sublessee shall not install a title, company name, or anything else on the outside of Sublessee's door or any other location visible from the common area. Sublessor recommends the use of a single occupant's name, or no name at all. If Sublessee's office is within a private suite, Sublessee shall not place any name on the entrance door to the private suite unless Sublessee has Subleased the entire mini-suite, or each office and desk space within that private suite is occupied and Sublessee obtains written consent of all other SubSublessees within that private suite. Sublessee may place a company name on the entrance door to Sublessee's office. If at any time Sublessee does not Sublease an entire mini-suite or private suite and Sublessee does not have the consent of all other occupants of the mini-suite or private suite, including Sublessor's in the event of a vacancy exists, Sublessee shall remove, at its own expense, all lettering from the entrance door to the mini-suite or private suite. If Sublessee's door lettering is not installed by the office of the building or the company recommended by Sublessor, or if the next Sublessee does not immediately install door lettering, Sublessee is responsible for the cost of professional removal of Sublessee's door lettering as well as any damage to the door caused by the removal of Sublessee's door lettering. If any co-Sublessee complains that Sublessee's door lettering is not in keeping with the provisions herein, Sublessee will alter at Sublessee's expense the door lettering to comply with these provisions.

5. KEY. Sublessor will supply one key to the door of each office or desk area (including one key for each existing desk lock if the former SubSublessee returned the key) rented by Sublessee. If Sublessee does not receive a door key for space rented within 5 (five) days after the commencement date of this Sublease, Sublessee shall send Sublessor a certified letter with return receipt asking for the key(s) and if such letter is not received by Sublessor, Sublessee will be deemed to have received the key(s) and Sublessee will be responsible for replacing the key(s) when Sublessee moves out. Sublessee will pay the Building's prevailing charge for elevator keys, security cards or keys to enter the Building after normal business hours, or additional office or desk area keys. Sublessor is not responsible for changing any lock for any reason including, but not limited to, the master key kept by Sublessor's employees, or any other key which opens Sublessee's space, being stolen, lost or misplaced. Sublessee understands that Sublessor is not liable for thefts. Sublessee shall be responsible for the return of all keys to the SubSubleased premises. In the event Sublessee fails to do so, Sublessee shall pay Sublessor for the cost of re-keying all doors to the SubSubleased premises.

6. CARPETING AND WALL COVERING. Sublessee accepts the carpeting, flooring, and walls on an "as is" basis. Sublessor will not contribute to any wall covering other than paint. Sublessee shall return the carpeting, flooring, walls, and wall covering to Sublessor in their installed condition less normal wear and tear. Sublessee may not make changes in the floor covering or wall covering without the consent of Sublessor.

7. DRAPES (OR VENETIAN BLINDS). Sublessor shall provide drapes or venetian blinds (whichever is standard for the Building) in exterior window offices (excluding offices with atrium exposures) at no expense to Sublessee. Sublessor is not obligated to clean or repair the drapes (or Venetian blinds). Sublessee shall return same to Sublessor in their present condition less normal wear and tear. As required by the Building, Sublessee must use the Building standard drapes or venetian blinds. Sublessee may install overdrapes (visible only from within the office) in the texture and color of Sublessee's choice. If the Building has special sun-resistant glass treatment and does not provide drapes or venetian blinds for other floors in the building, Sublessor shall not be required to provide drapes or venetian blinds to Sublessee.

8. IMPROVEMENTS. Sublessee may not make improvements within the office(s) and/or desk space(s) Subleased herein. Sublessee will remove any improvements installed by Sublessee and restore the SubSubleased premises to the condition prior to Sublessee's occupancy if requested to do so by Sublessor. Sublessee shall not remove any improvement for which Sublessor contributed payment without Sublessor's prior written consent. During the restoration period, Sublessee shall pay rent to Sublessor as provided herein as if said space were otherwise occupied by Sublessee.

9. CONFERENCE ROOM. Sublessee may use the conference room(s) on a reservation basis only. Sublessee may not have a standing or permanent reservation of the conference room(s). Sublessee will not reserve the conference room(s) on more than 3 (three) occasions in any 30-day period nor may Sublessee reserve use of the conference room(s) for an entire day more than one day at a time, unless Sublessor's floor manager confirms that such excess use does not conflict or interfere with any other co-SubSublessee's reasonable pro rata use of the conference room(s). Sublessee understands the conference room(s) is for meetings, depositions or other conferences and is not to be used for lunches or any other purpose which causes loud noise, offensive odors or any other environmental situation which disturbs other SubSublessees. Use of the conference room(s) at any other suite operated by Sublessor is permitted one time in any 30-day period on a reservation basis only. Such usage is limited to normal business hours when the floor manager is present.

10. TELEPHONE, MAIL SORTING AND RECEPTION. Sublessor agrees to provide telephone answering, mail sorting and reception services as reasonably required by Sublessee from 8:30 a.m. to 5:30 p.m. (unless the normal 8-hour business day starts and ends earlier in the city wherein the SubSubleased premises are located), Monday through Friday, national or state holidays excepted. Sublessee shall be responsible for its own telephone expense, and the installation and monthly service charges, if any, from the telephone company by reason of Sublessee's lines being connected to the reception desk and telephone room consoles, whether billed to Sublessor or Sublessee. Any telephone expense billed to Sublessor (including any telephone company double charge) shall be paid or reimbursed by Sublessee to Sublessor. If Sublessee desires a floor telephone outlet or any other telephone outlet not already provided, Sublessee will pay the Building's relocation charge and any additional conduit and electrical work charges:

         Sublessee acknowledges that Sublessor is not responsible for telephone equipment breakdowns and that telephone service may not always be continuous. However, Sublessor understands the importance of telephone service in conducting business, and will make every reasonable effort to cure any disruptions in said services.

         If the telephone company does not install Sublessee's phone on or before the commencement date of this Sublease, the commencement date shall not be extended, nor shall rent be abated, since Sublessee is responsible for insuring that Sublessee's telephone lines are installed in Sublessee's office and connected to Sublessor's central call director.

         Sublessee recognizes that telephone answering, mail sorting and reception services are never perfect and that even the best receptionist and telephone operators make mistakes. Sublessor strives to provide excellent telephone answering, mail sorting and reception services. Sublessor does not undertake to provide perfect or error-free telephone answering, mail sorting or reception service. Telephone answering, mail sorting and reception services are functions that are under the control of Sublessee in that Sublessee may perform either or both of these functions directly or through Sublessee's employees. Sublessee agrees that Sublessor shall not be liable for any loss of business or damages of any sort occurring through or in connection with, or incidental to the furnishing of, or the failure to furnish, telephone answering, mail sorting or reception service. Further, Sublessee agrees to indemnify, reSublease, and hold Sublessor harmless from any loss, damage, claim or liability arising out of or in connection with any telephone answering, mail sorting and/or reception service provided or not provided by Sublessor's employees to Sublessee or to any caller, visitor or associate of Sublessee, or mail or deliveries of any goods or merchandise intended for Sublessee. Sublessor shall not be liable for any loss of business or damages of any sort for authorizing or permitting the telephone company to disconnect Sublessee's telephone service if Sublessee has not paid its telephone bill.

         Sublessee may interconnect two incoming lines on the central call director for each office rented as part of rent provided herein. No extra lines are allowed on the call director for desk spaces taken in addition to office space. If Sublessee takes only desk space, Sublessee may interconnect one incoming line to the central call director for each desk rented. Sublessee may install additional incoming lines on the central call director at Sublessor's then-prevailing monthly charge provided Sublessor approved of said installation. Sublessee is aware that Sublessor may not grant such approval because of the need to reserve space on the central call director for future SubSublessees. Sublessee may have an unlimited number of incoming and outgoing lines in each space which are not connected to the central call director. Sublessor's sole obligation to answer telephones shall be limited to the name set forth as the Sublessee in the Sublease.

         Upon termination of this Sublease, Sublessor will write on all mail "Moved - PSublease forward or Return to Sender" and return to the post office. Sublessor will not store mail nor place a forwarding address on it unless Sublessee pays the then-prevailing charge for said service.

11. PHOTOCOPYING AND FAX. Sublessor will provide all photocopy and fax services for the SubSubleased premises. If Sublessee desires to use these services, Sublessee shall pay the then prevailing charge for said service and charges arising from these services shall appear on Sublessee's monthly statements and shall be paid for together with the monthly rent for the SubSubleased premises. Sublessee recognizes that photocopy and fax machines do break down and that repair persons do not come over promptly. Sublessee acknowledges that Sublessor is not responsible for machine breakdowns.

12. PARKING. Sublessee and Sublessee's visitors may have validated and monthly automobile parking (if available) in the Building's parking facilities, if any, according to the Building's rules, regulations, and rates. Sublessor is under no obligation to provide parking. Sublessee's failure to obtain parking shall in no way affect Sublessee's obligation to pay rent.

13. PROFESSIONAL CONDUCT. If Sublessee conducts himself or his business in such a manner that more than 50% of the co-Sublessees feel that such conduct reflects unfavorably on them or the Suite, Sublessor may terminate this Sublease on 15 (fifteen) days notice to Sublessee and any rent paid in advance will be returned to Sublessee on a pro rata basis. Sublessor further reserves the right to exclude or expel from the Suite any person who, in the sole judgment of Sublessor, is abusive to Sublessor's employees, SubSublessees or visitors to the SubSubleased premises, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these rules and regulations.

14. SMOKING. The smoking of cigarettes, cigars and pipes by Sublessee, its agents, principals, employees, customers, or invitees is expressly prohibited in the Suite's common areas and in the SubSubleased premises.

15. AMENDMENTS. Sublessor may, without further notice, make changes or adopt any such other and further rules and regulations, which in its sole judgment may be necessary for the proper operation of the Suite. Sublessee agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted. So long as Sublessee is not in violation of its obligations under the Sublease or these rules and regulations. Sublessor shall observe the rules and regulations.

---------------------------------             TS GROUP, INC.

SUBLESSEE                                     SUBLESSOR

---------------------------------             ---------------------------------
SIGNATURE                                     SIGNATURE

DATE:                                         DATE:
      ---------------------------                   ---------------------------

                                   EXHIBIT C



                                   "EXHIBIT C"

                             700 WILSHIRE BUILDING

VENDOR/MODEL#                    LOCATION     VOLTAGE       CURRENTS      POWER REQUIREMENT                 SIZE            WEIGHT
-------------                    --------   -----------   ------------   ------------------------      --------------    -----------
3COM Linkbuilder FMS 3C16670       Server     100-240v            1                   100w-240w        17.3x1.2x5.6            5 lbs
3COM Switch 1100 24 Ports          Server      90-240v            3                   270w-720w        17.3x1.2x6.6            5 lbs
BPX 8650                                    208/240VAC           20                 4160w-4800w        28x17.72x27           380 lbs
Catalyst 6509                                     120v         2@20                       4800w        25.2x17.1x18.1        150 lbs
Compaq ProLiant 3000                          100-240v        8.0-6.0    800w-1920w, 600w-1440w        19x12x24.5            100 lbs
Compaq ProLiant 3000                          100-240v        8.0-6.0    800w-1920w, 600w-1440w        19x12x24.5            100 lbs
Dell Dual Pentium NT Server        Server     115-230v        6.0-3.0    690w-1380w, 345w-690w         20.75x16x22.75        120 lbs
Digiview Monitor                   Server     100-240v            2                  200w-480w         14.5x14x16             25 lbs
GSR 12012                                     200-240v    2(11.5-5.5A)   2300w-2760w, 1100w-1320w      56x19x21              380 lbs
GTE RACK                                      100-240v           30                 3000w-7200w        84x24x24              650 lbs
Indigo Impact Computer                        100-240v            7                  700w-1680w        5x18.5x18.5           40 lbs.
Indigo/Silicon Graphics Monitor               100-240v            1.7                170w-408w         18.7x18.9x71.6       71.6 lbs
Indigo/Conner HDD Ext.                        100-240v            0.3                 30w-72w          2x6x10                  5 lbs
Indigo/Toshiba CDROM Ext                      100-240v            0.3                 30w-72w          2x6x10                  5 lbs
Level 3                                       100-240v           30                 3000w-7200w        84x24x24              650 lbs
Others                                        100-240v           30                 3000w-7200w        84x24x24              650 lbs
Pac Bell Data                                 100-240v           30                 3000w-7200w        84x24x24              650 lbs
PacBell Video                                 100-240v           30                 3000w-7200w        84x24x24              650 lbs
Sun 3/50                                      100-240             3.2                600w-1440w        2.76x7.48x12.2       16.5 lbs
Sun Axil 245                                  100-240             4                  400w-960w         8x9x2.5                30 lbs
Sun E6500 Server                              200-240            24                 4800w-5760w        68.3x30x39           1000 lbs
Sun Netra I                                   100-240             4.6                460w-1104w        17x21x3.5              45 lbs
Sun Netra I                                   100-240             4.6                460w-1104w        17x21x3.5              45 lbs
Sun Netra I/ Sun Ext. HDD                     100-240             1.7                170w-408w         5.75x9.5x10.5          10 lbs
$un Netra 1/ Sun Ext. HDD                     100-240             1.7                170w-408w         5.75x9.5x10.6          10 lbs
Sun Ultra 1                                   100-240             4                  400w-960w         4.4x17.1x16.9          38 lbs
Rack Cabinet                                  100-240             1.5                150w (16)         84x24x24          275lbs.(16)
                                                                         ------------------------                        -----------
                                  Total 700 Wilshire Power/Weight =            48,810w/81,660w                            10,951.10

                    Grand Total 700 And One Wilshire Power/Weight =     70,615.75w/120,466.75w                            12,640.40

EXHIBIT D

                            FIRST AMENDMENT TO LEASE
                                     BETWEEN
                    DOWNTOWN PROPERTIES III LLC, AS LANDLORD
                                       AND
                     URJET BACKBONE NETWORK, INC., AS TENANT



         1. IDENTIFICATION AND PARTIES
            --------------------------

         THIS FIRST AMENDMENT TO LEASE (the "Amendment") is dated for identification purposes only the 31st day of January, 2000, and is entered into by and between Downtown Properties III, LLC, A California Limited Liability Company ("Landlord"), and Urjet Backbone Network, Inc., a Nevada corporation ("Tenant").

         2. RECITALS
            --------

         2.1 Landlord is the owner of the office building located at 700 Wilshire Boulevard, Los Angeles, California 90017 (the "Office Building"), and is the landlord under that certain Lease (the "Lease"), dated January ____, 2000, pursuant to which Tenant is leasing from Landlord an approximate 3,718 rentable square feet improved space in the Office Building, which space is commonly known as Suite 120, 700 Wilshire Boulevard, Los Angeles, California (the "Premises"), for a term ending on April 30, 2010.

         2.2 Tenant is desirous of (1) extending the term of the Lease for an additional two (2) months, and (ii) expanding the space which Tenant is leasing in the Office Building by including in the premises leased both (a) the approximate 11,577 rentable square-foot on the fourth floor which space is commonly known as Suite 400, 700 Wilshire Boulevard, Los Angeles, California (the "Fourth Floor Expansion Space" or "Suite 400") and (b) the approximate 5,705-rentable square-foot improved space on the seventh floor which space is commonly known as Suite 700, 700 Wilshire Boulevard, Los Angeles, California (the "Seventh Floor Expansion Space" or "Suite 700"), as designated on the floor plans attached hereto as Exhibits "A" and "B" and incorporated herein by this reference. Landlord is willing to extend the Lease and to include the Fourth Floor Expansion Space and the Seventh Floor Expansion Space within the demised premises, on all of the terms and conditions hereafter set forth.

         3. EFFECTIVE DATE OF EXPANSION; RENT COMMENCEMENT; ACCEPTANCE OF
            -------------------------------------------------------------
            EXPANSION SPACE AS IS: EXTENSION OF TERM
            ----------------------------------------

         3.1 The effective date (the "Effective Date") of the addition of both the Fourth Floor Expansion Space and the Seventh Floor Expansion Space to the premises being leased by Tenant at the Office Building shall be upon full execution of this Amendment and the tender of possession of Suites 400 and 700 to Tenant. Base Rent shall commence, to accrue on the Fourth Floor Expansion Space on March 1, 2000 and on the Seventh Floor Expansion Space on May 1, 2000. Suite 700 is being leased to Tenant on a "full service gross" basis. Tenant agrees that Suites 400 and 700 are being leased to Tenant on a strictly "AS IS" basis, and that Tenant's execution of this Amendment confirms Tenant's receipt of possession of Suites 400 and 700 in full conformity with Landlord's obligations hereunder.

         3.2 Effective upon execution of this Amendment by the parties, the term of the Lease shall be extended through June 30, 2005 (the period beginning on the date this Amendment is fully executed and ending on June 30, 2005 hereinafter referred to as the "Extended Term").

         4. BASE RENT
            ---------

         4.1 The monthly Base Rent payable for Fourth Floor Expansion Space shall be the sum of Twenty Thousand Two Hundred Fifty-Nine and 75/100 Dollars ($20,259.75) for the period May 1, 2000 through June 30, 2005.

         4.2 The monthly Base Rent payable for Seventh Floor Expansion Space shall be the sum of Fourteen Thousand Two Hundred Sixty-Two and 50/100 Dollars ($14,262.50) for the period July 1, 2000 through June 30, 2005.

         4.3 Reflecting the provisions Paragraph 4.1 and 4.2 above, Section E in the Summary of Lease Terms on Page 5 of the Lease is amended to read, for the period March 1, 2000 through June 30, 2005, as follows: "For the period beginning March 1, 2000, a monthly Base Rent, payable in advance on the first day of the calendar month throughout the Extended Term, according to the following schedule:

                     Period                            Monthly Base Rent
                     ------                            -----------------
            March 1, 2000 - April 30, 2000                $ -0-
            May 1, 2000 - June 30, 2000                   $29,554.75
            July 1, 2000 - June 30, 2005                  $43,817.25

         5. TENANT IMPROVEMENTS; PERMITS AND LICENSES: LANDLORD'S ALLOWANCE.
            ----------------------------------------------------------------

         Tenant has advised Landlord that Tenant intends to make certain renovations and improvements to, within and upon the Premises, at Tenant's sole cost and expense. Within twenty (20) days after execution of this Amendment by both parties, Tenant shall deliver to Landlord complete and detailed plans and specifications for the construction of improvements, alterations and renovations to the Fourth Floor Expansion Space. Such plans and specifications shall be subject to the written approval of Landlord prior to the commencement of any work by Tenant, and Landlord agrees that such approval shall not be unreasonably withheld. There shall be no material deviations from or changes in such plans and specifications without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant understands and agrees that Landlord's review of plans and specifications as provided herein is solely to protect the interests of Landlord in the Premises and the Office Building and that Landlord shall not be deemed the guarantor of, or responsible for, the correctness or accuracy of any such plans and specifications or the compliance of such plans and specifications with applicable laws, ordinances or regulations. Upon approval of such plans and specifications, Tenant shall commence to construct such improvements and shall thereafter prosecute such construction to completion in a diligent, competent, workmanlike and expeditious manner, at Tenant's sole cost and expense (except as set forth herein). Tenant's failure to complete such construction and renovation work shall in no way delay or affect the rental or other obligations of Tenant under the Lease. Tenant agrees that all such work will be performed and completed in compliance with all applicable laws, building codes, ordinances, and rules and regulations of all governmental or public authorities having jurisdiction thereof (including, but not limited to, the American with Disabilities Act and any applicable environmental protection/hazardous materials laws). Tenant shall also, at its sole cost and expense (including, but not limited to, the amount of any special fees or assessments resulting from the requirements of Tenant's operations), obtain any and all necessary building, occupancy and business permits and licenses in connection with Tenant's construction of improvements or the operation of Tenant's business at the Premises. Tenant shall give Landlord at least ten (10) days' written notice prior to the commencement of any construction work at the Premises, in order to allow Landlord to post and record an appropriate notice of nonresponsibility pursuant to Section 3094 of the California Civil Code. Landlord agrees to reimburse to Tenant up to Forty Eight Thousand Fifteen & 00/100 Dollars ($48,015.00) of the cost of such improvements and renovations to the Fourth Floor Expansion Space (the "Tenant Improvements Allowance"), provided that such Tenant Improvements Allowance shall not be used as reimbursement for the purchase or installation of furniture, trade fixtures or equipment. (If the cost of such Premises renovation is a sum less than $48,015.00, then the Tenant Improvements Allowance shall be such lesser sum.) Landlord's obligation to pay any portion of the Tenant Improvements Allowance shall be conditioned upon Landlord's furnishing written evidence satisfactory to Landlord regarding the amount and appropriateness of the expense for which reimbursement is being sought, including but not limited to original invoices, receipts, vouchers, material and labor lien releases and other documents reasonably requested by Landlord. Payment of such Tenant Improvements Allowance shall be due within thirty (30) days after Landlord receives an appropriate application for payment, certified by Tenant's contractor, along with the other documents referred to hereinabove. The Tenant Improvements Allowance shall in no way render Landlord responsible to any contractor, supplier, subcontractor or other third party, and all materialmen, contractors, subcontractors, artisans, mechanics, laborers and any other persons contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises and/or the Office Building shall be notified by Tenant (and are hereby charged with such notice) that they must look exclusively to Tenant to obtain payment for same.

         6. SECURITY DEPOSIT
            ----------------

         Section H of the Summary of Lease Terms on Page 5 of the Lease is modified to increase the security deposit by the sum of One Hundred Three Thousand Five Hundred Sixty-Six and 75/100 Dollars ($103,566.75), so that the security deposit shall be a total of One Hundred Thirty-One Thousand Four Hundred Fifty-One and 75/100 Dollars ($131,451.75). Such $103,566.75 increase in the security deposit shall be paid by Tenant to Landlord as follows: (i) A cash deposit in the amount of Fifty One Thousand Seven Hundred Eighty-Three & 38/00 Dollars ($51,783.38) shall be paid by Tenant upon execution of this Amendment, and (ii) Fifty One Thousand Seven Hundred Eighty-Three & 37/00 Dollars ($51,783.37) shall be in a form of an irrevocable standby letter of credit issued by a reputable bank acceptable to Landlord in its reasonable discretion, in favor of Landlord and presentable for collection in the City of Los Angeles which may be drawn upon by Landlord upon written demand on sight delivered by Landlord to the issuer thereof stating that a material default has occurred hereunder which has not been cured within the applicable notice and cure periods provided for in the Lease, in the event that Tenant materially breaches this Lease. Provided that Tenant shall not be in default in the performance of any of the terms, covenants, conditions, or provisions of this Lease at the time of crediting of a portion of the security deposit as hereinafter set forth, Sixty Five Thousand Seven Hundred Twenty-Five & 87/100 Dollars ($65,725.87) of the Letter of Credit shall be returned to Tenant by Landlord on the sixteenth (16th) day of the thirty-seventh (37th) month of the Lease term, thereby reducing the security deposit to the sum of $65,725.88.

         7. BUILDING SIGNAGE RIGHT AND SPECIFICATIONS
            -----------------------------------------

         Tenant at its sole cost and expense shall have the right to install an eyebrow signage bearing its company name and logo by using the existing exterior building signage which has been installed along Wilshire Boulevard in front of its leased premises at Suite 120 subject to both the approval of Landlord and any governmental agencies having jurisdictions over the property.

         Tenant shall also be permitted, at Tenant sole cost and expense, to install exterior building signage on two of the building elevations facing on Wilshire Boulevard and Hope Street, subject to Landlord's reasonable approval and in conformance with the criteria for signs established by Landlord from time to time. Landlord shall not permit Tenant to install a lighted or neon sign, unless approved by Landlord, in Landlord's sole and absolute discretion. The size and area of the exterior building signage shall not exceed one-third of the total building signage permitted for the Office Building by the City of Los Angeles and any other applicable governmental agency. Tenant's signage shall comply with all current codes and regulations imposed by the City of Los Angeles and other applicable governmental agency.

         Tenant acknowledges that the Ground Floor Tenant (Suite 100) shall have a prior and superior right to the placement of its signage and Tenant's rights hereunder shall not conflict with the signage rights granted to the Ground Floor Tenant. In addition, any signage rights granted to the Tenant shall not require the removal of any existing exterior building signage which has been installed pursuant to the terms of leases governing the occupancy of other tenants at the Building. All permits and governmental approvals required for the installations of exterior signage pursuant to this Amendment shall be obtained by Tenant, at its sole cost and expense, as a condition to Landlord's approval of the installation of such signage.

         8. TENANT PARKING ALLOTMENT
            ------------------------

         Section K of the Summary of Lease on page 5 of the Lease is amended to read as follows:

         Tenant shall have twenty (20) parking privilege at the then prevailing building monthly rates as may be adjusted by Landlord from time to time, plus any parking related taxes. Said parking privileges shall be located in the parking garage under the building or building satellite locations. Additional parking may be made available to Tenant on an "as available" month-to-month basis, at the Building's then prevailing monthly basis.

         9. ESTOPPEL STATEMENT
            ------------------

         Tenant acknowledges and agrees that Landlord is not in breach or default of any of its obligations or covenants under or pursuant to the Lease, and that Tenant has no claim against Landlord which may be set off against rent or other sums accruing under the Lease, or any other claim or cause of action against Landlord.

         10. NO OTHER CHANGES
             ---------------

         Except as specifically changed, modified or supplemented by this Amendment, all of the terms and conditions of the Lease shall continue in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date set forth opposite their respective signatures below.




                                                LANDLORD:
                                                ---------

Executed this 31st day of                    Downtown Properties III, LLC
January 2000 at Los Angeles, California      By G & Y Restaurants, Inc., Manager

                                             By: /S/ Goodwin Gaw
                                                 ---------------------
                                                 Goodwin Gaw, President

                                             TENANT:
                                             -------

                                             URJET BACKBONE NETWORK. INC.


Executed this 31 day of                      By: /S/ Illegible Signature
January, 2000 at Newport Beach, California       -----------------------

                                             Its: Secretary

                                             By:______________________


                                             Its:_____________________

                           TENANT ESTOPPEL CERTIFICATE


         The. undersigned, Urjet Backbone Network, Inc., a Nevada corporation ("Tenant"), certifies to East-West Bank ("Lender'), as follows:

         1. Attached to this Certificate is a true and complete copy of the Lease dated January 7, 2000, and copy of the Amendment dated January 31, 2000, between Downtown Properties III, LLC ("Landlord"), and Tenant (the "Lease"), the demised premises of which ("Premises") are located at 700 Wilshire Boulevard, Los Angeles, California, which Premises are more particularly described in the Lease. The Lease (as attached) represents the entire agreement between the parties as to the Premises, is now in full force and effect, and has not been amended, modified or supplemented, except as set forth in Paragraph 5 below.

         2. The term of the Lease commenced on March 1, 2000. Rent will commence to accrue on May 1, 2000.

         3. Tenant will begin to occupy the Premises on March 1, 2000 on the first (1st) floor and fourth (4th) floor, and will begin to occupy the Premises on May 1, 2000 on the seventh (7th) floor.

         4. The initial term of the Lease shall expire on June 30, 2005, with one- (1) renewal option of a period of Five (5) years each.

         5. The Lease has not been amended, modified, supplemented, extended, renewed or assigned except:

         6. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied, including the satisfactory construction of all tenant improvements to be constructed on the Premises by Landlord.

         7. Tenant has not received any notice of any sale, pledge, transfer or assignment of the Lease or of the rentals under the Lease by Landlord to any person other than Lender.

         8. The amount of monthly rent is currently $43,817.25.

         9. The amount of the security deposit (if any) deposited by Tenant is $65,725.88 in cash and $65,725.87 in a form of Letter of Credit. No other security deposits have been made.

         10. Tenant is paying the full rental under the Lease, which rental has been paid in full as of the date of this Certificate. No rental under the Lease has been paid for more than thirty (30) days in advance of its due date.

         11. There are no defaults on the part of Landlord under the Lease, and there are no events currently existing which would, with the lapse of time or the giving of notice or both, give Tenant the right to cancel or terminate the Lease.

         12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

         13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

         14. There are no actions, whether voluntary or otherwise, pending against Tenant or any guarantor of Tenants obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state.

         15. Tenant represents and warrants that is has not used, generated, released, discharged, stored or disposed of any hazardous waste, hazardous substances, toxic waste, toxic substances or related materials (collectively, "Hazardous Materials") on, under, in or about the Premises, or transported any Hazardous Materials to or from the Premises, other than Hazardous Materials used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws.

         16. Tenant's address for notices under the terms of the Lease is: 505 3Oth Street, Suite 204, Newport Beach, CA 92663, attention: Brandon Powell.

         17. Tenant acknowledges that Lender is making a loan to Landlord for the purpose of financing Landlord's ownership of the Property and that Lender is relying upon the representations made in this Certificate in funding such loan.


DATE: ____________________, 2000           Tenant: Urjet Backbone Network, Inc.
                                           a Nevada corporation


                                           By: /S/ Mary E. Blake
                                              ---------------------------
                                           Name: Mary E. Blake
                                                 ------------------------
                                           Its: Secretary
                                                -------------------------

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

East-West Bank
475 Huntington Drive
San Marino, California 91108
Attention: Kathleen Kwan




             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.


         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made as of January __ 2000 by Downtown Properties III, LLC, a California limited liability company ("Landlord"), Urjet Backbone Network, Inc., a Nevada corporation ("Tenant"), and EAST-WEST BANK, a California banking corporation ("Lender").


                                    RECITALS

         A. Landlord is the owner of the real property described on Exhibit "A" (the "Property").

         B. Lender is the payee of the Promissory Note of this date in the principal amount of $3,000,000 made by Landlord (the "Note"). The performance of Landlord's obligations under the Note is secured by a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing of this date executed by Landlord for the benefit of Lender (the "Deed of Trust").

         C. Tenant and Landlord entered into the (the "Lease") dated as of January 7, 2000, and the Amendment (the "Amendment") dated January 31, 2000, pursuant to which Landlord leased to Tenant part of the Property more particularly described in the Lease (the "Premises").

         D. Lender requires the execution and delivery of this Agreement as a condition precedent to its making the Loan evidenced by the Note.


                                    AGREEMENT

         1. SUBORDINATION. The Deed of Trust and all amendments, modifications and replacements, shall be at all times a lien on the Property prior to the Lease, to the leasehold estate created by the Lease and to all rights and privileges of Tenant under the Lease.

         2. NON-DISTURBANCE. So long as Tenant is not in default in the performance of the requirements of the Lease, and so long as Tenant observes the provisions of Section 4 of this Agreement, Lender agrees that the Lease and the rights of Tenant under the Lease shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms of the Lease or this Agreement.

         3. ATTORNMENT. If Landlord's interest in the Property is transferred by reason of foreclosure, trustee's sale or other proceeding for enforcement of the Deed of Trust or by deed in lieu of foreclosure, and if Tenant is not in default under the Lease, any "Purchaser" (as defined in Section 5(b) below) shall be bound to Tenant, and Tenant shall be bound to such Purchaser, under all of the terms, covenants and conditions of the Lease (except as provided in Section 5(b) below) for the balance of the its term and any extensions or renewals which may be effected in accordance with any option for extensions or renewals in the Lease, with the same force and effect as if Purchaser were the original landlord under the Lease. Tenant attorns to Purchaser as the landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to Landlord's interest in the Property.

         4. PAYMENT OF RENTS AFTER DEFAULT.

                  (a) Tenant agrees, upon receipt of a notice from Lender that a default has occurred under the terms of the Note, Deed of Trust, or any other documents or agreements executed in connection with or related to them (collectively, the "Loan Documents"), to pay rent to Lender in accordance with the terms of the Lease.

                  (b) In complying with the provisions of Section 4(a) hereof, Tenant shall be entitled to rely solely upon a notice of the occurrence of a default under the Loan Documents given by Lender and Landlord agrees to indemnify and hold Tenant harmless from and against any loss, claim, damage or liability arising out of Tenant's compliance with such notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Lender in accordance with the provisions of Section 4(a) above to the same extent as if such rents were paid directly to Landlord. Any dispute between Lender and Landlord as to the existence or continuance of a default by Landlord under the terms of the Loan Documents, or with respect to the extent or nature of such default, or with respect to foreclosure of the Deed of Trust by Lender, shall be dealt with and adjusted solely between Lender and Landlord, and Tenant shall not be made a party to any such dispute unless required by law.

         5. LIMITATION OF LIABILITY.

                  (a) Lender shall have no obligation to perform any covenant of Landlord as landlord under the Lease until Lender obtains title to the Premises by power of sale, judicial foreclosure or deed in lieu of foreclosure or obtains possession of the Premises pursuant to the terms of the Deed of Trust.

                  b) Notwithstanding any other provision of this Agreement, no transferee (including, without limitation, Lender) of the interest of Landlord as a result of a foreclosure, trustee's sale or other proceeding (each, a "Purchaser") shall:

                           (i) be liable for any damages or other relief
attributable to any act or omission or breach of warranty of any prior landlord under the Lease (including, without limitation, Landlord);

                           (ii) be liable for any damages or other relief
attributable to any defects in construction with respect to the Premises;

                           (iii) be subject to any offsets or defenses which
Tenant may have or might have had against any prior landlord (including, without limitation, Landlord) prior to the date of Purchaser's acquisition of Landlord's interest in the Property;

                           (iv) be bound by any prepayment by Tenant of more
than one month's installment of rent or by any modification of or amendment to the Lease, unless such prepayment, amendment or modification shall have been approved in writing by Lender or by any subsequent beneficiary under the Deed of Trust;

                           (v) be liable for the return of any security deposit
unless such security deposit shall have been actually received by Lender; or

                           (vi) have any obligation to perform or incur any
liability resulting from the failure to perform any of Landlord's construction obligations under the Lease.

                  (c) Anything in this Agreement or in the Lease to the contrary notwithstanding, if any Purchaser shall acquire title to the Property, Purchaser shall have no obligation, nor incur any liability, beyond the then interest if any, of Purchaser in the Property and Tenant shall look exclusively to such interest of Purchaser, if any, in the Property for the payment and discharge of any obligations imposed upon Purchaser in this Agreement or under the Lease, and Purchaser is released and relieved of any other liability under this Agreement and under the Lease. As regards such Purchaser, Tenant shall look solely to the estate or interest owned by Purchaser in the Property and Tenant will not collect or attempt to collect any such judgment out of any other assets of Purchaser. By executing this Agreement, Landlord specifically acknowledges and agrees that nothing contained in this Section 5(c) shall impair, limit, affect, lessen, abrogate or otherwise modify the obligations of Landlord to Tenant under the Lease.

         6. ADVANCE RENT AND LEASE MODIFICATION. Tenant agrees that during the term of the Lease, without Lender's prior written consent, Tenant will not:

                  (a) pay any rent or additional rent more than one month in advance to any landlord (including, but not limited to, Landlord); or

                  (b) cancel, terminate or surrender, except at the normal expiration of the Lease term, the Lease or enter into any amendment or modification of the Lease.

         7. NO MERGER. Landlord, Tenant and Lender agree that unless Lender shall otherwise consent in writing, Landlord's estate in the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of such estates either in Landlord or Tenant or any third party by purchase, assignment or otherwise.

         8. NOTICE OF LANDLORD DEFAULT. Tenant shall send a copy of any notice of default or similar statement under the Lease to Lender at the same time such notice or statement is sent to Landlord under the Lease. Such notices shall be delivered to Lender in the manner and at the addresses set forth in Section 15 below.

         9. CURE RIGHTS. Tenant agrees to accept from Lender a cure of any breach by Landlord under the Lease.

         10. ONLY SUBORDINATION AGREEMENT. This Agreement shall be the only agreement with regard to the subordination of the Lease and Tenant's leasehold estate, together with all rights and privileges of Tenant under the Lease, to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Lease and the Deed of Trust, any prior agreements as to such subordination, including, without limitation, those provisions contained in the Lease which provide for the subordination of the Lease and Tenant's leasehold estate to a deed or deeds of trust or to a mortgage or mortgages.

         11. MISCELLANEOUS.

                  (a) NOTICES. Any notice, demand or request required under this Agreement shall be given in writing at the addresses set forth below by personal service; telecopy; overnight courier; or registered or certified, first class mail, return receipt requested.

                           If to Landlord:

                                    Downtown Properties III, LLC
                                    700 Wilshire Blvd., Suite 700
                                    Los Angeles, CA 90017
                                    Attn: Beatrice Wu
                                    Fax No: (213) 2l3-8668

                           If to Tenant:
                                    __________________________
                                    __________________________
                                    __________________________
                                    __________________________
                                    Fax No:___________________

                           If to Lender:

                                    East-West Bank
                                    475 Huntington Drive
                                    San Marino, California 91108
                                    Attention: Kathleen Kwan
                                    Fax No.: (626) 441-3035

Such addresses may be changed by notice to the other parties given in the same manner as required above. Any notice, demand or request shall be deemed received as follows: (i) if sent by personal service, at the time such personal service is effected; (ii) if sent by telecopy, upon the sender's receipt of a confirmation report indicating receipt by the recipient's telecopier; (iii) if sent by overnight courier, on the business day immediately following deposit with the overnight courier; and (iv) if sent by mail, 48 hours following deposit in the mail.

                  (b) GOVERNING LAW. All questions with respect to the construction of this Agreement and the rights and liabilities of the parties to this Agreement shall be governed by the laws of the State of California.

                  (c) BINDING ON SUCCESSORS. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of each of the parties to this Agreement.

                  (d) ATTORNEYS FEES. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for any breach of this Agreement, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees, costs and expenses incurred by the prevailing party.

                  (e) COUNTERPARTS. This Agreement may be executed in any number of original counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The original signature page of any counterpart may be detached from such counterpart and attached to any other counterpart identical to such counterpart (except having additional signature pages executed by other parties to this Agreement) without impairing the legal effect of any such signature(s).

                  (f) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties in respect of the subject matter of this Agreement and supersedes all prior agreements and understandings with respect to such subject matter, whether oral or written.

                  (g) AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the parties to this Agreement.

                  (h) SEVERABILITY. If any part of this Agreement is declared invalid for any reason, such shall not affect the validity of the rest of the Agreement. The other parts of this Agreement shall remain in effect as if this Agreement had been executed without the invalid part. The parties declare that they intend and desire that the remaining parts of this Agreement continue to be effective without any part or parts that have been declared invalid.


                  NOTICE: THIS AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.


                                          DOWNTOWN PROPERTIES III, LLC
                                          a California Limited Liability Company
                                          By: G & Y Restaurants, Inc., Manager

                                          By: /S/ Goodwin Gaw
                                             -----------------------------------
                                             Goodwin Gaw, President


                                          Urjet Backbone Network, Inc.
                                          a Nevada Corporation

                                          By: /S/ Mary E. Blake
                                              ----------------------------------
                                          Name:  Mary E. Blake

                                          Title: Secretary

                                          EAST-WEST BANK, a California banking
                                          Corporation

                                          By: /S/ Kathleen Kwan
                                              ---------------------------------
                                              Kathleen Kwan, Vice President